Exhibit 99.1

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of First Eagle Alternative Capital BDC, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of First Eagle Alternative Capital BDC, Inc. and its subsidiaries (the “Company”) as of December 31, 2022 and 2021, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 and 2021 by correspondence with the custodian, portfolio company investees, and agent banks; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of Investments – Level 3 Investments in First Lien Senior Secured Debt and Second Lien Debt

As described in Notes 2 and 3 to the consolidated financial statements, as of December 31, 2022, 85.5% of the Company’s $337.9 million total investments represents investments in level 3 first lien senior secured debt and second lien debt. Management’s determination of the fair value of these level 3 investments involved the use of significant unobservable inputs related to (i) for debt investments using an income, or yield, approach: comparative yields, financial position, credit risk, royalty payment discount rate, minimum payment discount rate, and revenue growth rate; and (ii) for debt investments using a market approach, including those that are credit impaired, close to maturity, or where the Company holds a controlling interest: relevant comparable company multiples applied to revenues or EBITDA, and adjustments to comparable company multiples for differences between investments and the referenced comparables.

The principal considerations for our determination that performing procedures relating to the valuation of level 3 investments in first lien senior secured debt and second lien debt is a critical audit matter are (i) the significant judgment by management to determine the fair value of these level 3 investments, which in turn led to (ii) a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating audit evidence relating to the significant unobservable inputs related to comparative yields, royalty payment discount rate, revenue growth rate, EBITDA multiples, revenue multiples, and adjustments to comparable company multiples for differences between investments and the referenced comparables used in the valuation of these level 3 debt investments, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included, among others, either (i) testing management’s process for determining the fair value estimate, which included (a) testing the completeness and accuracy of data provided by management, (b) evaluating the appropriateness of management’s approaches, and (c) evaluating the reasonableness of significant unobservable inputs used in the approaches related to comparative yields, royalty payment discount rate, revenue growth rate, EBITDA multiples, revenue multiples, and adjustments to comparable company multiples for differences between investments and the referenced comparables by considering the consistency of the unobservable inputs with external market and industry data and evidence obtained in other areas of the audit, or (ii) developing an independent range of prices for a sample of securities and comparing the independent range of prices to management’s estimate, which included testing the completeness and accuracy of data provided by management. Professionals with specialized skill and knowledge were used to assist in developing the independent range of prices for a sample of securities, which involved developing independent significant unobservable inputs related to comparative yields, royalty payment discount rate, EBITDA multiples, revenue multiples, and adjustments to comparable company multiples and comparing management’s estimate to the independently developed range of prices.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 7, 2023

We have served as the Company’s auditor since 2010.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Assets and Liabilities

(in thousands, except per share data)

	As of December 31,
	2022	2021
Assets:
Investments at fair value:
Non-controlled, non-affiliated investments (cost of $296,712 and $297,497, respectively)	$280,511	$294,807
Controlled investments (cost of $144,984 and $149,664, respectively)	57,487	97,272
Non-controlled, affiliated investments (cost of $1 and $1, respectively)	—	—
Cash	7,009	16,276
Escrows and other receivables	1,650	1,566
Interest, dividends, and fees receivable	4,858	3,265
Deferred tax assets	—	2,261
Deferred financing costs	1,937	1,496
Prepaid expenses and other assets	575	769
Due from affiliate	74	49

Total assets	$354,101	$417,761

Liabilities:
Loans payable	$102,200	$114,100
Notes payable ($111,600 and $111,600 face amounts, respectively, reported net of deferred financing costs of $2,200 and $2,807, respectively)	109,400	108,793
Accrued expenses and other liabilities	2,063	1,033
Deferred tax liability	555	1,556
Base management fees payable	956	1,063
Due to affiliate	393	116
Accrued interest and fees	573	276
Accrued administrator expenses	26	118

Total liabilities	$216,166	$227,055

Commitments and contingencies (Note 8)
Net Assets:
Common stock, par value $.001 per share, 100,000 common shares authorized, 29,922 and 30,076 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	30	30
Paid-in capital in excess of par	415,700	418,227
Accumulated deficit	(277,795)	(227,551)

Total net assets	$137,935	$190,706

Total liabilities and net assets	$354,101	$417,761

Net asset value per share attributable to First Eagle Alternative Capital BDC, Inc.	$4.61	$6.34

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share data)

	For the years ended December 31,
	2022	2021	2020
Investment Income:
From non-controlled, non-affiliated investments:
Cash interest income	$24,885	$22,293	$18,090
PIK interest income	188	456	1,071
Other income	861	1,151	347
From non-controlled, affiliated investments:
Other income	(343)	145	217
From controlled investments:
Cash interest income	904	796	(81)
Dividend income	6,800	6,563	9,972
Other income	—	—	150

Total investment income	33,295	31,404	29,766
Expenses:
Interest and fees on borrowings	10,918	10,240	10,159
Base management fees	4,001	3,953	3,719
Incentive fees	—	—	(411)
Administrator expenses	912	901	1,139
Other general and administrative expenses	1,126	1,460	1,643
Amortization of deferred financing costs	1,123	1,399	2,116
Professional fees	3,199	1,505	1,560
Directors’ fees	769	681	718

Total expenses	22,048	20,139	20,643
Incentive fee waiver	—	—	—
Management fee waiver	(1,443)	(879)	(1,819)

Total expenses, net of fee waivers	20,605	19,260	18,824
Income tax provision, excise and other taxes	1,487	148	97

Net investment income	11,203	11,996	10,845
Realized Loss and Change in Unrealized (Depreciation) Appreciation on Investments:
Net realized (loss) gain on investments:
Non-controlled, non-affiliated investments	(2,145)	291	(27,949)
Non-controlled, affiliated investments	—	(83)	(2,534)
Controlled investments	—	142	(13,692)
Extinguishment of debt	—	(1,332)	—

Net realized (loss) gain on investments	(2,145)	(982)	(44,175)

Net change in unrealized (depreciation) appreciation on investments:
Non-controlled, non-affiliated investments	(13,513)	4,383	14,182
Non-controlled, affiliated investments	—	(1)	(2)
Controlled investments	(35,105)	2,155	(17,709)

Net change in unrealized (depreciation) appreciation on investments	(48,618)	6,537	(3,529)

Net realized and unrealized (loss) gain from investments	(50,763)	5,555	(47,704)
(Provision for) benefit of taxes on unrealized loss/gain on investments	50	156	209

Net (decrease) increase in net assets resulting from operations	$(39,510)	$17,707	$(36,650)

Net investment income per common share:
Basic and diluted	$0.37	$0.40	$0.35
Net (decrease) increase in net assets resulting from operations per common share:
Basic and diluted	$(1.32)	$0.59	$(1.17)
Weighted average shares of common stock outstanding:
Basic and diluted	29,946	30,109	31,342

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets

(in thousands)

	For the years ended December 31,
	2022	2021	2020
(Decrease) increase in net assets from operations:
Net investment income	$11,203	$11,996	$10,845
Net realized loss on investments	(2,145)	(982)	(44,175)
Net change in depreciation (appreciation) on investments	(48,618)	6,537	(3,529)
(Provision for) benefit of taxes on unrealized loss/gain on investments	50	156	209

Net (decrease) increase in net assets resulting from operations	(39,510)	17,707	(36,650)
Distributions to stockholders:
Distributions to stockholders from net investment income	(12,584)	(12,044)	(15,785)

Total distributions to stockholders	(12,584)	(12,044)	(15,785)
Capital share transactions:
Issuance of common stock	—	—	30,000
Repurchase of common stock	(677)	(152)	(21,825)

Net decrease (increase) in net assets from capital share transactions	(677)	(152)	8,175

Total decrease (increase) in net assets	(52,771)	5,511	(44,260)
Net assets at beginning of year	190,706	185,195	229,455

Net assets at end of year	$137,935	$190,706	$185,195

Common shares outstanding at end of period	29,922	30,076	30,109

Capital share activity:
Shares repurchased	154	33	341

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

	For the years ended December 31,
	2022	2021	2020
Cash flows from operating activities:
Net (decrease) increase in net assets resulting from operations	$(39,510)	$17,707	$(36,650)
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized depreciation (appreciation) on investments	48,618	(6,537)	3,529
Net realized loss (gain) on investments	2,138	(166)	42,946
Increase in investments due to interest paid-in-kind	(188)	(439)	(1,119)
Amortization of deferred financing costs	1,123	1,399	2,116
Accretion of discounts on investments and other fees	(1,300)	(1,716)	(849)
Changes in operating assets and liabilities:
Purchases of investments	(75,647)	(163,606)	(80,849)
Proceeds from sale and paydown of investments	80,460	119,439	88,115
(Increase) decrease in interest, dividends and fees receivable	(1,593)	(606)	1,963
Decrease in deferred offering costs	—	—	206
(Increase) decrease in escrows and other receivables	(84)	1,946	3,745
(Increase) decrease in due from affiliates	(25)	21	107
Decrease (increase) in deferred tax asset	2,261	(39)	45
Decrease (increase) in prepaid expenses and other assets	194	(75)	(333)
Decrease in accrued expenses and other liabilities	1,030	(678)	(896)
Decrease in due to affiliate	277	(112)	(613)
Increase (decrease) in accrued credit facility fees and interest	297	127	(234)
Decrease in deferred tax liability	(1,001)	(117)	(254)
(Decrease) increase in base management fees payable, net	(107)	1,063	(1,103)
(Decrease) increase in accrued administrator expenses	(92)	118	—
Decrease in accrued incentive fees payable, net	—	(156)	(411)

Net cash provided by (used in) operating activities	16,851	(32,427)	19,461
Cash flows from financing activities:
Repurchase of common stock	(677)	(152)	(21,825)
Borrowings under credit facility	49,600	260,600	25,500
Repayments under credit facility	(61,500)	(204,161)	(34,000)
Issuance of shares of common stock	—	—	30,000
Issuance of notes	—	111,991	—
Repayments of notes	—	(111,607)	—
Distributions paid to stockholders	(12,584)	(12,044)	(15,785)
Financing and offering costs paid	(957)	(3,539)	(1,626)

Net cash (used in) provided by financing activities	(26,118)	41,088	(17,736)

Net (decrease) increase in cash	(9,267)	8,661	1,725
Cash, beginning of period	16,276	7,615	5,890

Cash, end of period	$7,009	$16,276	$7,615

Supplemental Disclosure of Cash Flow Information:
Cash interest paid	$10,420	$9,735	$9,771
Income taxes paid	$5	$69	$4
PIK income earned	$188	$456	$1,071

Non-cash Operating Activities:

See Note 5 in the notes to consolidated financial statements for non-cash restructurings.

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Non-controlled/non-affiliated investments
First lien senior secured debt
—201% of net asset value
Canada
—10.02% of net asset value
Hudson’s Bay Company ULC (7)	Retail	12.1% (LIBOR + 7.3%)	9/30/2021	9/29/2026	$6,622	$6,524	$6,621
PDFTron Systems Inc. (7)	Services: Business	9.8% (SOFR + 5.5%)	7/15/2021	7/13/2027	1,620	1,596	1,604
PDFTron Systems Inc. (7)(8)	Services: Business	9.8% (SOFR + 5.5%)	7/15/2021	7/15/2026	149	145	148
PDFTron Systems Inc. (7)(22)	Services: Business	9.8% (SOFR + 5.5%)	7/15/2021	7/13/2027	522	514	517
PDFTron Systems Inc. (7)	Services: Business	9.8% (SOFR + 5.5%)	3/24/2022	7/15/2027	4,975	4,890	4,925

			Subtotal Canada		$13,888	$13,669	$13,815
Midwest
—15.44% of net asset value
Advanced Web Technologies	Containers, Packaging, & Glass	10.6% (LIBOR + 6.3%)	12/17/2020	12/17/2026	$2,012	$1,985	$1,982
Advanced Web Technologies (8)	Containers, Packaging, & Glass	10.6% (LIBOR + 6.3%)	12/17/2020	12/17/2026	46	41	45
Advanced Web Technologies (22)	Containers, Packaging, & Glass	10.6% (LIBOR + 6.3%)	12/17/2020	12/17/2026	791	781	779
Doxa Insurance Holdings, LLC	Insurance	11.0% (LIBOR + 6.3%)	12/4/2020	12/4/2026	1,568	1,542	1,537
Doxa Insurance Holdings, LLC (8)(9)	Insurance	11.0% (LIBOR + 6.3%)	12/4/2020	12/4/2026	—	(6)	—
Doxa Insurance Holdings, LLC(22)	Insurance	11.0% (LIBOR + 6.3%)	12/4/2020	12/4/2026	1,897	1,865	1,859
Doxa Insurance Holdings, LLC(22)	Insurance	11.0% (LIBOR + 6.3%)	8/16/2021	12/4/2026	714	679	699
IRC Opco LLC	Healthcare & Pharmaceuticals	9.2% (LIBOR + 6%)	1/4/2019	1/4/2026	5,226	5,226	5,226
IRC Opco LLC (8)	Healthcare & Pharmaceuticals	10.7% (LIBOR + 6%)	1/4/2019	1/4/2026	—	—	—
IRC Opco LLC	Healthcare & Pharmaceuticals	10.7% (LIBOR + 6%)	7/1/2021	1/4/2026	985	985	985
IRC Opco LLC	Healthcare & Pharmaceuticals	10.7% (LIBOR + 6%)	10/21/2021	1/4/2026	247	244	247
Lighthouse Behavioral Health Solutions, LLC (8)	Healthcare & Pharmaceuticals	10.5% (SOFR + 5.8%)	3/28/2022	3/28/2028	733	718	729
Lighthouse Behavioral Health Solutions, LLC (22)	Healthcare & Pharmaceuticals	10.1% (SOFR + 5.8%)	3/28/2022	3/28/2028	474	444	472
Lighthouse Behavioral Health Solutions, LLC	Healthcare & Pharmaceuticals	10.5% (SOFR + 5.8%)	3/28/2022	3/28/2028	2,273	2,243	2,262
Matilda Jane Holdings, Inc. (19)	Consumer Goods: Non-Durable	16.5% (PRIME + 9.5%)	4/28/2017	12/30/2022	11,961	10,982	508
Matilda Jane Holdings, Inc. (8)(19)	Consumer Goods: Non-Durable	16.5% (PRIME + 9.5%)	10/30/2020	12/30/2022	1,705	1,564	72
Tricor Borrower, LLC	Banking	9.7% (LIBOR + 5.3%)	10/22/2021	10/22/2026	3,191	3,151	3,135
Tricor Borrower, LLC(8)	Banking	9.6% (LIBOR + 5.3%)	10/22/2021	10/22/2026	144	141	142
Tricor Borrower, LLC(22)	Banking	9.9% (LIBOR + 5.5%)	10/22/2021	10/22/2026	632	618	621

			Subtotal Midwest		$34,599	$33,203	$21,300

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Northeast
—51.84% of net asset value
3SI Security Systems	Services: Consumer	11.2% (LIBOR + 6.5%)	12/17/2019	6/16/2023	$3,748	$3,743	$3,617
Alcanza Clinical Research	Healthcare & Pharmaceuticals	10.4% (LIBOR + 5.3%)	12/21/2021	12/15/2027	497	491	489
Alcanza Clinical Research(8)(9)	Healthcare & Pharmaceuticals	10.4% (LIBOR + 5.3%)	12/21/2021	12/15/2027	—	(2)	—
Alcanza Clinical Research(9)(22)	Healthcare & Pharmaceuticals	10.4% (LIBOR + 5.3%)	12/21/2021	12/15/2027	—	(1)	—
Alcanza Clinical Research	Healthcare & Pharmaceuticals	10.4% (LIBOR + 5.3%)	3/23/2022	12/15/2027	6,584	6,485	6,485
Automated Control Concepts, Inc.	High Tech Industries	11.2% (LIBOR + 6.5%)	10/22/2021	10/22/2026	3,642	3,591	3,497
Automated Control Concepts, Inc.(8)	High Tech Industries	11.2% (LIBOR + 6.5%)	10/22/2021	10/22/2026	167	156	160
Certify, Inc.	Services: Business	9.9% (LIBOR + 5.5%)	2/28/2019	2/28/2024	1,544	1,538	1,544
Certify, Inc. (23)	Services: Business	9.9% (LIBOR + 5.5%)	2/28/2019	2/28/2024	211	210	211
Certify, Inc. (8)	Services: Business	9.9% (LIBOR + 5.5%)	2/28/2019	2/28/2024	18	17	18
ConvenientMD	Healthcare & Pharmaceuticals	9.7% (LIBOR + 5.0%)	6/9/2021	6/15/2027	5,418	5,352	5,418
ConvenientMD (8)(9)	Healthcare & Pharmaceuticals	9.7% (LIBOR + 5.0%)	6/9/2021	6/15/2027	—	(7)	—
ConvenientMD (22)	Healthcare & Pharmaceuticals	9.7% (LIBOR + 5.0%)	6/9/2021	6/15/2027	1,031	1,016	1,031
Danforth Advisors	Services: Business	10.1% (LIBOR + 5.3%)	12/9/2021	12/9/2027	189	187	186
Danforth Advisors	Services: Business	10.1% (LIBOR + 5.3%)	12/9/2021	12/9/2027	—	—	—
HealthDrive Corporation	Healthcare & Pharmaceuticals	10.1% (SOFR + 5.8%)	12/21/2018	12/21/2023	9,601	9,582	9,505
HealthDrive Corporation	Healthcare & Pharmaceuticals	10.1% (SOFR + 5.8%)	8/30/2021	12/21/2023	99	97	98
HealthDrive Corporation (8)(9)	Healthcare & Pharmaceuticals	10.1% (SOFR + 5.8%)	12/21/2018	12/21/2023	—	(4)	—
HealthDrive Corporation (22)	Healthcare & Pharmaceuticals	10.1% (SOFR + 5.8%)	8/30/2021	12/21/2023	49	47	48
HealthDrive Corporation	Healthcare & Pharmaceuticals	10.1% (SOFR + 5.8%)	6/17/2022	12/21/2023	249	246	246
Kobra International, LTD.	Consumer Goods: Durable	11.1% (LIBOR + 7.0%)	5/17/2022	5/17/2025	4,537	4,476	4,537
Marlin DTC-LS Midco 2, LLC (8)(9)	Services: Consumer	11.3% (LIBOR + 6.5%)	3/5/2021	7/1/2025	—	(2)	—
Marlin DTC-LS Midco 2, LLC	Services: Consumer	11.3% (LIBOR + 6.5%)	3/5/2021	7/1/2025	3,049	3,015	3,033
Multi Specialty Healthcare LLC	Healthcare & Pharmaceuticals	11.0% (SOFR + 6.3%)	12/18/2020	12/18/2026	3,714	3,660	3,677
Multi Specialty Healthcare LLC (8)	Healthcare & Pharmaceuticals	10.9% (SOFR + 6.3%)	12/18/2020	12/18/2026	189	180	188
Multi Specialty Healthcare LLC	Healthcare & Pharmaceuticals	11.0% (SOFR + 6.3%)	9/24/2021	12/18/2026	99	97	98
Multi Specialty Healthcare LLC (8)	Healthcare & Pharmaceuticals	11.0% (SOFR + 6.3%)	9/24/2021	12/18/2026	149	147	148
Multi Specialty Healthcare LLC	Healthcare & Pharmaceuticals	11.0% (SOFR + 6.3%)	8/5/2022	12/18/2026	2,794	2,749	2,766
Newcleus, LLC	Insurance	10.4% (LIBOR + 6.0%)	8/2/2021	8/2/2026	5,144	5,090	4,809
Newcleus, LLC(8)(9)	Insurance	10.4% (LIBOR + 6.0%)	8/2/2021	8/2/2026	—	(5)	—
Newcleus, LLC(9)(22)	Insurance	10.4% (LIBOR + 6.0%)	8/2/2021	8/2/2026	—	(3)	—

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
NWN Parent Holdings LLC	Telecommunications	12.7% (LIBOR + 8.0%)	5/26/2021	5/7/2026	3,204	3,182	2,948
NWN Parent Holdings LLC (8)	Telecommunications	11.0% (LIBOR + 6.5%)	5/26/2021	5/7/2026	280	278	258
Quartermaster Newco, LLC	Healthcare & Pharmaceuticals	11.7% (SOFR + 7.0%)	7/31/2020	7/31/2025	3,065	3,049	3,034
Quartermaster Newco, LLC (8)(9)	Healthcare & Pharmaceuticals	11.7% (SOFR + 7.0%)	7/31/2020	7/31/2025	—	(2)	—
Quartermaster Newco, LLC	Healthcare & Pharmaceuticals	11.7% (SOFR + 7.0%)	5/13/2022	7/31/2025	4,027	3,970	3,987
Revlon Consumer Products Corporation (14)	Consumer Goods: Non-Durable	12.5% (LIBOR + 4.0%)	3/8/2021	5/7/2024	2,500	2,495	2,500
TriStrux, LLC	Telecommunications	10.7% (LIBOR + 6.0%)	12/23/2021	12/15/2026	2,745	2,710	2,676
TriStrux, LLC(8)	Telecommunications	10.7% (LIBOR + 6.0%)	12/23/2021	12/15/2026	491	477	478
TriStrux, LLC(9)(28)	Telecommunications	10.7% (LIBOR + 6.0%)	12/23/2021	12/15/2026	963	947	939
USALCO, LLC	Chemicals, Plastics, & Rubber	10.7% (LIBOR + 6.0%)	11/5/2021	10/19/2027	2,970	2,946	2,881

			Subtotal Northeast		$72,967	$72,200	$71,510
Southeast
—35.93% of net asset value
A&R Logistics Holdings, Inc.	Transportation: Cargo	10.0% (SOFR + 5.8%)	7/29/2021	5/3/2025	$2,349	$2,318	$2,349
A&R Logistics Holdings, Inc.	Transportation: Cargo	10.7% (SOFR + 6.3%)	2/24/2022	5/3/2025	444	438	444
Apex Services Partners, LLC	Capital Equipment	9.5% (LIBOR + 5.3%)	2/11/2020	7/31/2025	5,246	5,221	5,246
ECL Entertainment (26)	Hotel, Gaming, & Leisure	11.9% (LIBOR + 7.5%)	3/31/2021	5/1/2028	2,955	2,932	2,953
Groundworks Operations, LLC	Construction & Building	9.5% (LIBOR + 4.8%)	7/9/2020	1/17/2026	1,907	1,886	1,907
Groundworks Operations, LLC (8)(9)	Construction & Building	9.5% (LIBOR + 4.8%)	7/9/2020	1/17/2026	—	(1)	—
Groundworks Operations, LLC (22)	Construction & Building	9.5% (LIBOR + 4.8%)	7/9/2020	1/17/2026	840	837	840
Groundworks Operations, LLC (22)	Construction & Building	9.5% (LIBOR + 4.8%)	7/9/2020	1/17/2026	1,307	1,295	1,307
Groundworks Operations, LLC	Construction & Building	9.5% (LIBOR + 4.8%)	3/18/2021	1/17/2026	2,475	2,451	2,475
Lighthouse Lab Services	Healthcare & Pharmaceuticals	9.7% (LIBOR + 5.0%)	10/25/2021	10/25/2027	5,340	5,273	5,246
Lighthouse Lab Services(8)	Healthcare & Pharmaceuticals	9.4% (LIBOR + 5.0%)	10/25/2021	10/25/2027	153	134	151
Lighthouse Lab Services	Healthcare & Pharmaceuticals	9.7% (LIBOR + 5.0%)	10/25/2021	10/25/2027	—	—	—
Quorum Health Resources	Healthcare & Pharmaceuticals	9.8% (LIBOR + 5.3%)	5/28/2021	5/26/2027	5,312	5,276	5,233
Quorum Health Resources (8)(9)	Healthcare & Pharmaceuticals	9.8% (LIBOR + 5.3%)	5/28/2021	5/26/2027	—	(5)	—

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
SuperHero Fire Protection, LLC	Services: Business	11.0% (LIBOR + 6.3%)	9/1/2021	9/1/2026	4,251	4,199	4,208
SuperHero Fire Protection, LLC (8)	Services: Business	11.0% (LIBOR + 6.3%)	9/1/2021	9/1/2026	371	365	367
SuperHero Fire Protection, LLC (22)	Services: Business	11.0% (LIBOR + 6.3%)	9/1/2021	9/1/2026	1,295	1,279	1,282
Technology Partners, LLC	High Tech Industries	10.1% (LIBOR + 5.5%)	11/16/2021	11/16/2027	4,621	4,546	4,517
Technology Partners, LLC(8)(9)	High Tech Industries	10.1% (LIBOR + 5.5%)	11/16/2021	11/16/2027	—	(12)	—
Technology Partners, LLC(9)(22)	High Tech Industries	10.1% (LIBOR + 5.5%)	11/16/2021	11/16/2027	—	(5)	—
The Carlstar Group LLC	Consumer Goods: Non-Durable	10.9% (SOFR + 6.5%)	7/8/2022	7/8/2027	3,668	3,596	3,594
The Carlstar Group LLC (8)(9)	Consumer Goods: Non-Durable	10.9% (SOFR + 6.5%)	7/8/2022	7/8/2027	—	(77)	—
The Mulch & Soil Company, LLC	Environmental Industries	10.7% (LIBOR + 6.3%)	4/30/2021	4/30/2026	3,692	3,637	3,609
The Mulch & Soil Company, LLC (8)	Environmental Industries	11.0% (LIBOR + 6.3%)	4/30/2021	4/30/2026	492	483	481
TTF Holdings, LLC (Soliant) (30)	Healthcare & Pharmaceuticals	8.4% (LIBOR + 4.0%)	3/31/2021	3/25/2028	3,384	3,365	3,351

			Subtotal Southeast		$50,102	$49,431	$49,560
Southwest
—26.43% of net asset value
Allied Wireline Services, LLC (11)(24)	Energy: Oil & Gas	10.0% PIK	6/15/2020	6/15/2025	$5,991	$4,971	$4,588
Bandon Fitness (Texas) Inc.	Services: Consumer	10.2% (SOFR + 6.0%)	7/27/2022	7/27/2028	4,823	4,756	4,750
Bandon Fitness (Texas) Inc. (8)	Services: Consumer	10.7% (SOFR + 6.0%)	7/27/2022	7/27/2028	242	236	238
Bandon Fitness (Texas) Inc. (22)	Services: Consumer	7.0% (SOFR + 6.0%)	7/27/2022	7/27/2028	154	137	151
BCDI Rodeo Dental Buyer, LLC	Healthcare & Pharmaceuticals	9.5% (LIBOR + 5.0%)	5/14/2019	5/14/2025	5,735	5,711	5,635
BCDI Rodeo Dental Buyer, LLC (8)	Healthcare & Pharmaceuticals	9.7% (LIBOR + 5.0%)	5/14/2019	5/14/2025	404	397	397
BCDI Rodeo Dental Buyer, LLC (8)	Healthcare & Pharmaceuticals	9.5% (LIBOR + 5.0%)	5/14/2019	5/14/2025	1,282	1,276	1,260
BCDI Rodeo Dental Buyer, LLC (29)	Healthcare & Pharmaceuticals	9.4% (LIBOR + 5.0%)	11/22/2021	11/22/2027	125	124	122
Camin Cargo Control, Inc.	Services: Business	10.9% (LIBOR + 6.5%)	6/10/2021	6/4/2026	3,567	3,542	3,549
Endo1 Partners(29)	Healthcare & Pharmaceuticals	9.6% (SOFR + 5.0%)	12/17/2021	3/24/2026	985	970	970
Owl Landfill Services, LLC	Environmental Industries	10.5% (LIBOR + 5.8%)	6/30/2021	6/30/2026	3,476	3,436	3,442
Riveron Acquisition Holdings, Inc.	Finance	10.5% (LIBOR + 5.8%)	5/22/2019	5/22/2025	8,015	7,950	8,015
TMA Buyer, LLC	High Tech Industries	11.0% (SOFR + 6.3%)	9/30/2021	9/30/2027	3,105	3,068	2,981
TMA Buyer, LLC(8)(9)	High Tech Industries	11.0% (SOFR + 6.3%)	9/30/2021	9/30/2027	—	(5)	—
TMA Buyer, LLC(22)	High Tech Industries	10.7% (SOFR + 6.3%)	9/30/2021	9/30/2027	370	360	355

			Subtotal Southwest		$38,274	$36,929	$36,453

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
West
—61.34% of net asset value
A&A Global Imports, LLC	Containers, Packaging, & Glass	10.4% (LIBOR + 6.0%)	6/1/2021	6/1/2026	$2,220	$2,184	$2,020
A&A Global Imports, LLC (8)	Containers, Packaging, & Glass	10.4% (LIBOR + 6.0%)	6/1/2021	6/1/2026	528	518	481
Action Point, Inc (8)	Chemicals, Plastics, & Rubber	10.2% (LIBOR + 6.5%)	12/17/2020	6/17/2026	306	296	305
Action Point, Inc	Chemicals, Plastics, & Rubber	11.2% (LIBOR + 6.5%)	5/5/2021	11/5/2026	510	502	507
Action Point, Inc	Chemicals, Plastics, & Rubber	11.2% (LIBOR + 6.5%)	12/17/2020	6/17/2026	3,267	3,220	3,250
Action Point, Inc	Chemicals, Plastics, & Rubber	11.2% (LIBOR + 6.5%)	11/30/2021	11/30/2026	248	244	246
Action Point, Inc	Chemicals, Plastics, & Rubber	10.6% (LIBOR + 6.5%)	7/15/2022	6/17/2026	842	829	837
Alpine SG, LLC	High Tech Industries	10.2% (SOFR + 6.0%)	11/5/2021	11/5/2027	1,351	1,332	1,324
Alpine SG, LLC(8)(9)	High Tech Industries	10.2% (SOFR + 6.0%)	11/5/2021	11/5/2027	—	(1)	—
Alpine SG, LLC	High Tech Industries	10.3% (SOFR + 6.0%)	5/6/2022	11/5/2027	967	950	948
Alpine SG, LLC	High Tech Industries	10.8% (SOFR + 6.0%)	5/6/2022	11/5/2027	3,363	3,318	3,296
Alpine SG, LLC	High Tech Industries	10.7% (SOFR + 6.0%)	8/18/2022	11/5/2027	536	523	525
Alpine X	Services: Business	9.8% (SOFR + 6.0%)	12/27/2021	12/27/2027	1,415	1,392	1,401
Alpine X(8)	Services: Business	9.8% (SOFR + 6.0%)	12/27/2021	12/27/2027	91	88	90
Alpine X(29)	Services: Business	9.8% (SOFR + 6.0%)	12/27/2021	12/27/2027	912	897	903
Alpine X	Services: Business	9.8% (SOFR + 6.0%)	9/16/2022	12/27/2027	1,496	1,457	1,481
Alpine X	Services: Business	9.8% (SOFR + 6.0%)	9/16/2022	12/27/2027	43	40	42
Cedar Services Group, LLC	Sovereign & Public Finance	10.7% (LIBOR + 6.0%)	6/9/2021	6/11/2027	2,875	2,841	2,788
Cedar Services Group, LLC (8)(9)	Sovereign & Public Finance	10.7% (LIBOR + 6.0%)	6/9/2021	6/11/2027	—	(9)	—
Cedar Services Group, LLC (22)	Sovereign & Public Finance	11.2% (LIBOR + 6.5%)	6/9/2021	6/11/2027	1,402	1,386	1,360
Cedar Services Group, LLC	Sovereign & Public Finance	11.2% (LIBOR + 6.5%)	3/1/2022	6/11/2027	993	976	963
Cedar Services Group, LLC (22)	Sovereign & Public Finance	10.8% (LIBOR + 6.0%)	3/1/2022	6/11/2027	525	513	509
CC Amulet Management, LLC	Healthcare & Pharmaceuticals	9.4% (LIBOR + 5.3%)	8/31/2021	8/31/2027	5,078	5,018	4,989
CC Amulet Management, LLC(8)	Healthcare & Pharmaceuticals	9.4% (LIBOR + 5.3%)	8/31/2021	8/31/2027	588	579	578
CC Amulet Management, LLC(9)(22)	Healthcare & Pharmaceuticals	9.4% (LIBOR + 5.3%)	8/31/2021	8/31/2027	—	(4)	—
Gener8, LLC	Services: Business	10.2% (LIBOR + 5.5%)	8/14/2018	8/8/2023	5,738	5,727	5,738

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Gener8, LLC (8)(9)	Services: Business	10.2% (LIBOR + 5.5%)	8/14/2018	8/8/2023	—	(3)	—
Gener8, LLC	Services: Business	10.2% (LIBOR + 5.5%)	11/30/2021	8/8/2023	247	245	247
iLending LLC	Banking	10.4% (LIBOR + 6.0%)	6/21/2021	6/21/2026	4,369	4,321	4,369
iLending LLC (8)(9)	Banking	10.4% (LIBOR + 6.0%)	6/21/2021	6/21/2026	—	(7)	—
Ingenio, LLC	Media: Broadcasting & Subscription	11.8% (LIBOR + 7.4%)	8/3/2021	8/3/2026	4,943	4,890	4,844
Ingenio, LLC	Media: Broadcasting & Subscription	11.8% (LIBOR + 7.4%)	4/28/2022	8/3/2026	2,187	2,154	2,143
Integrated Pain Management Medical Group, Inc.	Healthcare & Pharmaceuticals	10.2% (SOFR + 6.5%)	6/7/2021	6/17/2026	3,123	3,080	3,123
Integrated Pain Management Medical Group, Inc.(22)	Healthcare & Pharmaceuticals	10.2% (SOFR + 6.5%)	6/7/2021	6/17/2026	375	369	375
Integrated Pain Management Medical Group, Inc.(8)(9)	Healthcare & Pharmaceuticals	10.2% (SOFR + 6.5%)	6/7/2021	6/17/2026	—	(6)	—
Integrated Pain Management Medical Group, Inc.	Healthcare & Pharmaceuticals	10.2% (SOFR + 6.5%)	5/10/2022	6/17/2026	858	843	858
Lash Opco LLC	Consumer Goods: Non-Durable	11.8% (LIBOR + 7.0%)	9/18/2020	3/18/2026	2,962	2,918	2,932
Lash Opco LLC (8)	Consumer Goods: Non-Durable	11.9% (LIBOR + 7.0%)	8/18/2021	8/18/2026	180	173	178
Lash Opco LLC	Consumer Goods: Non-Durable	11.8% (LIBOR + 7.0%)	8/18/2021	1/18/2027	3,019	2,967	2,989
Lash Opco LLC	Consumer Goods: Non-Durable	11.8% (LIBOR + 7.0%)	12/31/2020	3/18/2026	980	962	970
MarkLogic Corporation	High Tech Industries	10.9% (SOFR + 6.5%)	10/20/2020	10/20/2025	5,786	5,696	5,786
MarkLogic Corporation(8)(9)	High Tech Industries	10.9% (SOFR + 6.5%)	10/20/2020	10/20/2025	—	(3)	—
MarkLogic Corporation	High Tech Industries	10.9% (SOFR + 6.5%)	11/23/2021	10/20/2025	838	825	838
MarkLogic Corporation(8)	High Tech Industries	10.9% (SOFR + 6.5%)	11/23/2021	10/20/2025	562	553	562
MeriCal, LLC	Consumer Goods: Non-Durable	11.6% (SOFR + 6.8%)	11/16/2018	11/16/2023	7,271	7,271	6,908
Point Quest Acquisition, LLC	Healthcare & Pharmaceuticals	10.4% (SOFR + 6.0%)	8/12/2022	8/12/2028	3,527	3,477	3,474
Point Quest Acquisition, LLC (8)	Healthcare & Pharmaceuticals	11.0% (SOFR + 6.0%)	8/12/2022	8/12/2028	786	771	774
Sequoia Consulting Group, LLC	Healthcare & Pharmaceuticals	10.0% (LIBOR + 5.3%)	12/17/2021	11/23/2026	195	192	191
Sequoia Consulting Group, LLC(8)(9)	Healthcare & Pharmaceuticals	10.0% (LIBOR + 5.3%)	12/17/2021	11/23/2026	—	(1)	—
Socius Insurance Services, Inc.	Banking	9.7% (LIBOR + 5.0%)	6/30/2021	6/30/2027	2,903	2,858	2,874
Socius Insurance Services, Inc. (8)(9)	Banking	9.8% (LIBOR + 5.0%)	6/30/2021	6/30/2027	—	(8)	—
Socius Insurance Services, Inc. (9)(22)	Banking	9.7% (LIBOR + 5.0%)	6/30/2021	6/30/2027	—	(14)	—
SolutionReach, Inc.	Services: Consumer	10.1% (LIBOR + 5.8%)	1/17/2019	1/17/2024	5,682	5,658	5,597
SolutionReach, Inc. (8)(9)	Services: Consumer	10.1% (LIBOR + 5.8%)	1/17/2019	1/17/2024	—	(4)	—

			Subtotal West		$86,087	$84,993	$84,613
		Subtotal first lien senior secured debt			$295,917	$290,425	$277,251

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Equity investments
—0.78% of net asset value
Midwest
—0.19% of net asset value
Doxa Insurance Holdings, LLC (10)(13)(18)	Insurance		12/4/2020		257,116	$224	$260
Matilda Jane Holdings, Inc. (12)(17)	Consumer Goods: Non-Durable		4/28/2017		2,587,855	489	—

				Subtotal Midwest		$713	$260
Northeast
—0.52% of net asset value
Certify, Inc. (18)	Services: Business		2/28/2019		841	$175	$246
Specialty Brands Holdings, LLC (10)(17)	Services: Business		6/29/2018		58	—	—
Specialty Brands Holdings, LLC (10)(18)	Services: Business		6/29/2018		1,232	—	—
Wheels Up Experience Inc. (13)(14)(18)(27)	Transportation: Consumer		1/31/2014		460,392	1,000	474

				Subtotal Northeast		$1,175	$720
Southeast
—0.00% of net asset value
Virtus Aggregator, LLC (10)(13)(14)(18)	Healthcare & Pharmaceuticals		5/7/2020		10	$32	$—

				Subtotal Southeast		$32	$—
Southwest
—0.00% of net asset value
Allied Wireline Services, LLC (10)(13)(18)	Energy: Oil & Gas		6/15/2020		4,538	144	—
Allied Wireline Services, LLC (10)(13)(18)	Energy: Oil & Gas		6/15/2020		2,063	—	—

			Subtotal Southwest			$144	$—
West
—0.07% of net asset value
MeriCal, LLC (10) (12) (17)	Consumer Goods: Non-Durable		9/30/2016		521	$505	$98
MeriCal, LLC (10) (12) (18)	Consumer Goods: Non-Durable		9/30/2016		5,334	10	—

				Subtotal West		$515	$98

				Subtotal equity		$2,579	$1,078

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Investments in funds
—1.58% of net asset value
Midwest
—1.28% of net asset value
Freeport Financial SBIC Fund LP (14)(18)(21)	Investment Funds And Vehicles		6/14/2013			$1,736	$1,771

				Subtotal Midwest		$1,736	$1,771
Northeast
—0.19% of net asset value
ACON Igloo Investors I, LLC (10)(18)(21)	Investment Funds And Vehicles		4/30/2014			$1,673	$266

				Subtotal Northeast		$1,673	$266
West
—0.110% of net asset value
Gryphon Partners 3.5, L.P. (14)(18)(21)	Investment Funds And Vehicles		11/20/2012			$299	$145

				Subtotal West		$299	$145

			Subtotal investments in funds			$3,708	$2,182
Total non-controlled/non-affiliated investments
—203.36% of net asset value						$296,712	$280,511

Controlled investments
—41.68% of net asset value
First lien senior secured debt
—10.79% of net asset value
Northeast
—1.89% of net asset value
smarTours, LLC	Services: Consumer	11.5% (LIBOR + 6.8%)	12/21/2020	12/31/2026	$1,511	$1,511	$1,511
smarTours, LLC (8)(11)	Services: Consumer	12.5% (SOFR + 7.8% PIK)	11/3/2022	12/31/2026	1,092	1,092	1,092

			Subtotal Northeast		$2,603	$2,603	$2,603

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Southeast
—2.37% of net asset value
Loadmaster Derrick & Equipment, Inc. (11)(15)(19)(25)	Energy: Oil & Gas	11.3% (LIBOR + 10.3% PIK)	7/1/2016	12/31/2022	$14,225	$7,307	$—
Loadmaster Derrick & Equipment, Inc. (11)(15)(19)(25)	Energy: Oil & Gas	13.0% (LIBOR + 12.0% PIK)	7/1/2016	12/31/2022	6,962	1,053	—
Loadmaster Derrick & Equipment, Inc. (11)(15)(19)(25)	Energy: Oil & Gas	11.5% (LIBOR+ 10.3% PIK)	1/17/2017	12/31/2022	16,341	13,500	3,268

				Subtotal Southeast	$37,528	$21,860	$3,268
Southwest
—6.530% of net asset value
OEM Group, LLC (15)	Capital Equipment	12.2% (LIBOR + 7.5%)	9/30/2020	9/30/2025	$9,385	$9,385	$9,011

		Subtotal Southwest			$9,385	$9,385	$9,011

		Subtotal first lien senior secured debt			$49,516	$33,848	$14,882
Second lien debt
—0.00% of net asset value
Southwest
—0.00% of net asset value
OEM Group, LLC (11)(15)(24)	Capital Equipment	10.0% PIK	9/30/2020	9/30/2025	$55,062	$22,203	$—

				Subtotal Southwest	$55,062	$22,203	$—

			Subtotal second lien debt		$55,062	$22,203	$—
Equity investments
—1.22% of net asset value
Northeast
—1.22% of net asset value
SPST Holdings, LLC (10)(13)(18)	Services: Consumer		11/3/2022		2,403	$1,682	$1,682

				Subtotal Northeast		$1,682	$1,682
Southeast
—0.00% of net asset value
Loadmaster Derrick & Equipment, Inc. (15)(17)	Energy: Oil & Gas		7/1/2016		2,956	$1,114	$—
Loadmaster Derrick & Equipment, Inc. (15)(18)	Energy: Oil & Gas		12/21/2016		12,131	—	—

				Subtotal Southeast		$1,114	$—
Southwest
—0.00% of net asset value

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
OEM Group, LLC (10)(12)(13)(15)(18)(20)	Capital Equipment		3/16/2016		20,000	$8,890	$—

				Subtotal Southwest		$8,890	$—

				Subtotal equity		$11,686	$1,682
Investments in funds
—29.67% of net asset value
Northeast
—29.67% of net asset value
First Eagle Logan JV LLC (10)(14)(15)(16)(18)(21)	Investment Funds And Vehicles		12/3/2014			$77,247	$40,923

				Subtotal Northeast		$77,247	$40,923

			Subtotal investments in funds			$77,247	$40,923

Total controlled investments
—41.68% of net asset value						$144,984	$57,487

Non-controlled/affiliated investments
—0.00% of net asset value
Investments in funds
—0.00% of net asset value
Northeast
—0.00% of net asset value
First Eagle Greenway Fund II, LLC (10)(14)(15)(18)(21)	Investment Funds And Vehicles		3/1/2013			$1	$—

			Subtotal Northeast			$1	$—

			Subtotal investments in funds			$1	$—

Total non-controlled/affiliated investments
—0.00% of net asset value						$1	$—

Total investments—245.04% of net asset value						$441,697	$337,998

(1)

All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)	All investments are pledged as collateral under the Revolving Facility.
(3)

As of December 31, 2022, 21.8% and 17.6% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Alternate Base Rate, or ABR, or Secured Overnight Financing Rate, or SOFR, which are effective as of December 31, 2022. LIBOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option, ABR rates are typically indexed to the current prime rate or federal funds rate, and SOFR rates are typically indexed to 30-day or 90-day SOFR rates. Each of the LIBOR, ABR, or SOFR rates may be subject to interest floors. As of December 31, 2022, the 30-day, 90-day and 180-day LIBOR rates were 4.39%, 4.77% and 5.14%, respectively, the ABR rate was 6.25%, and the 30-day and 90-day SOFR rates were 4.36% and 4.59%, respectively.

(5)	Principal includes accumulated PIK interest and is net of repayments.

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2022

(dollar amounts in thousands)

(6)

Unless otherwise indicated, all investments are valued using significant unobservable inputs. Refer to Level 3 fair value measurements quantitative information table in Note 3 of the Consolidated Financial Statements for further detail.

(7)	Foreign company or foreign co-borrower at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(8)	Company pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(10)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(11)	In certain instances, at the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(13)	Interest held by a wholly owned subsidiary of First Eagle Alternative Capital BDC, Inc.
(14)

Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. The status of these assets under the 1940 Act is subject to change. The Company monitors the status of these assets on an ongoing basis.

(15)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the year ended December 31, 2022 in which the issuer was a portfolio company that the Company is deemed to control.

(16)

On December 3, 2014, the Company entered into an agreement with Perspecta (as described in Note 3 hereto) to create First Eagle Logan JV LLC (formerly known as THL Credit Logan JV LLC), or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act).

(17)	Preferred stock.
(18)	Common stock and member interest.
(19)	Loan was on non-accrual as of December 31, 2022.
(20)	Includes $577 of cost and $0 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of December 31, 2022.
(21)	Investment is measured at fair value using net asset value.
(22)	Company pays 1.00% unfunded commitment fee on delayed draw term loan facility.
(23)	Company pays 0.25% unfunded commitment fee on revolving loan facility.
(24)	Restructured loan for which income is not being recognized as of December 31, 2022.
(25)	On January 1, 2021, the loan was placed in forbearance, with a forbearance termination date subsequently amended to December 31, 2023.
(26)	Investments are valued using market quotations. Refer to the Level 2 fair value measurements quantitative information table in Note 3 of the Consolidated Financial Statements for further detail.
(27)	Investment is valued using public stock price. Refer to the Level 1 fair value measurements quantitative information table in Note 3 of the Consolidated Financial Statements for further detail.
(28)	Company receives 0.75% unfunded commitment fee on delayed draw term loan facility.
(29)	Company receives 5.00% unfunded commitment fee on delayed draw term loan facility.
(30)

Investments are valued using a single source market quotation. Refer to the Level 3 fair value measurements quantitative information table in Note 3 of the Consolidated Financial Statements for further detail.

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2021

(dollar amounts in thousands)

			Initial	Maturity/	Principal(5)
			Acquisition	Dissolution	No. of Shares /
Type of Investment/Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Date	Date	No. of Units	Amortized Cost	Fair Value (6)
Non-controlled/non-affiliated investments
First lien senior secured debt
—148.57% of net asset value
Canada
—4.61% of net asset value
Hudson’s Bay Company ULC (7)	Retail	8.3% (LIBOR + 7.3%)	9/30/2021	9/29/2026	$7,000	$6,869	$6,862
PDFTron Systems Inc. (7)	Services: Business	6.5% (LIBOR + 5.5%)	7/15/2021	7/13/2027	1,637	1,606	1,604
PDFTron Systems Inc. (7)(8)(9)	Services: Business	6.5% (LIBOR + 5.5%)	7/15/2021	7/15/2026	—	(5)	—
PDFTron Systems Inc. (7)(22)	Services: Business	6.5% (LIBOR + 5.5%)	7/15/2021	7/13/2027	328	322	322

				Subtotal Canada	$8,965	$8,792	$8,788
Midwest
—16.12% of net asset value
Advanced Web Technologies	Containers, Packaging, & Glass	6.8% (LIBOR + 5.8%)	12/17/2020	12/17/2026	$2,032	$1,999	$2,032
Advanced Web Technologies (8)	Containers, Packaging, & Glass	6.8% (LIBOR + 5.8%)	12/17/2020	12/17/2026	27	22	27
Advanced Web Technologies (22)	Containers, Packaging, & Glass	6.8% (LIBOR + 5.8%)	12/17/2020	12/17/2026	433	420	433
Doxa Insurance Holdings, LLC	Insurance	7.3% (LIBOR + 6.3%)	12/4/2020	12/4/2026	1,584	1,552	1,584
Doxa Insurance Holdings, LLC (8)(9)	Insurance	7.3% (LIBOR + 6.3%)	12/4/2020	12/4/2026	—	(7)	—
Doxa Insurance Holdings, LLC(22)	Insurance	7.3% (LIBOR + 6.3%)	12/4/2020	12/4/2026	1,916	1,876	1,916
Doxa Insurance Holdings, LLC(22)	Insurance	7.3% (LIBOR + 6.3%)	8/16/2021	12/4/2026	721	680	721
1-800 Hansons, LLC (11)	Services: Consumer	10.5% (LIBOR + 9.5%) (9.5% Cash + 1.0% PIK)	10/19/2017	10/19/2022	3,311	3,301	3,145
1-800 Hansons, LLC (8)	Services: Consumer	9.5% (LIBOR + 8.5%)	10/19/2017	10/19/2022	209	208	199
IRC Opco LLC	Healthcare & Pharmaceuticals	6.5% (LIBOR + 5.5%)	1/4/2019	1/4/2023	5,288	5,274	5,235
IRC Opco LLC (8)(9)	Healthcare & Pharmaceuticals	6.5% (LIBOR + 5.5%)	1/4/2019	1/5/2026	—	(2)	—
IRC Opco LLC	Healthcare & Pharmaceuticals	6.5% (LIBOR + 5.5%)	7/1/2021	1/4/2023	995	982	985
IRC Opco LLC	Healthcare & Pharmaceuticals	6.3% (LIBOR + 5.3%)	10/21/2021	1/4/2026	249	246	247
Matilda Jane Holdings, Inc.	Consumer Goods: Non-Durable	9.5% (LIBOR + 8.5%)	4/28/2017	5/1/2022	11,251	11,231	10,351
Matilda Jane Holdings, Inc. (8)	Consumer Goods: Non-Durable	9.5% (LIBOR + 8.5%)	10/30/2020	5/1/2022	326	326	300
Tricor Borrower, LLC	Banking	6.3% (LIBOR + 5.3%)	10/22/2021	10/22/2026	3,223	3,176	3,175

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2021

(dollar amounts in thousands)

			Initial	Maturity/	Principal(5)
			Acquisition	Dissolution	No. of Shares /
Type of Investment/Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Date	Date	No. of Units	Amortized Cost	Fair Value (6)
Tricor Borrower, LLC(8)(9)	Banking	6.3% (LIBOR + 5.3%)	10/22/2021	10/22/2026	—	(4)	—
Tricor Borrower, LLC(22)	Banking	6.3% (LIBOR + 5.3%)	10/22/2021	10/22/2026	405	389	399

				Subtotal Midwest	$31,970	$31,669	$30,749
Northeast
—38.19% of net asset value
3SI Security Systems	Services: Consumer	6.8% (LIBOR + 5.8%)	12/17/2019	6/16/2023	$3,905	$3,888	$3,905
Alcanza Clinical Research	Healthcare & Pharmaceuticals	6.3% (LIBOR + 5.3%)	12/21/2021	12/15/2027	500	493	492
Alcanza Clinical Research(8)(9)	Healthcare & Pharmaceuticals	6.3% (LIBOR + 5.3%)	12/21/2021	12/15/2027	—	(2)	—
Alcanza Clinical Research(9)(22)	Healthcare & Pharmaceuticals	6.3% (LIBOR + 5.3%)	12/21/2021	12/15/2027	—	(1)	—
Aurotech, LLC (19)	High Tech Industries	8.0% (LIBOR + 7.0%)	10/30/2020	10/30/2025	2,939	2,890	1,690
Aurotech, LLC (8)(9)(19)	High Tech Industries	8.0% (LIBOR + 7.0%)	10/30/2020	10/30/2025	—	(7)	—
Automated Control Concepts, Inc.	High Tech Industries	6.5% (LIBOR + 5.5%)	10/22/2021	10/22/2026	2,660	2,621	2,620
Automated Control Concepts, Inc.(8)	High Tech Industries	6.5% (LIBOR + 5.5%)	10/22/2021	10/22/2026	167	155	164
Cedar Services Group, LLC	Sovereign & Public Finance	7.0% (LIBOR + 6.0%)	6/9/2021	6/11/2027	2,904	2,863	2,875
Cedar Services Group, LLC (8)(9)	Sovereign & Public Finance	7.0% (LIBOR + 6.0%)	6/9/2021	6/11/2027	—	(11)	—
Cedar Services Group, LLC (22)	Sovereign & Public Finance	7.0% (LIBOR + 6.0%)	6/9/2021	6/11/2027	1,274	1,254	1,261
Certify, Inc.	Services: Business	6.5% (LIBOR + 5.5%)	2/28/2019	2/28/2024	1,544	1,534	1,544
Certify, Inc. (23)	Services: Business	6.5% (LIBOR + 5.5%)	2/28/2019	2/28/2024	211	209	211
Certify, Inc. (8)	Services: Business	6.5% (LIBOR + 5.5%)	2/28/2019	2/28/2024	18	17	18
ConvenientMD	Healthcare & Pharmaceuticals	6.0% (LIBOR + 5.0%)	6/9/2021	6/15/2027	5,473	5,396	5,473
ConvenientMD (8)(9)	Healthcare & Pharmaceuticals	6.0% (LIBOR + 5.0%)	6/9/2021	6/15/2027	—	(9)	—
ConvenientMD (9)(22)	Healthcare & Pharmaceuticals	6.0% (LIBOR + 5.0%)	6/9/2021	6/15/2027	—	(8)	—
Danforth Advisors	Services: Business	6.3% (LIBOR + 5.3%)	12/9/2021	12/9/2027	191	188	188
Danforth Advisors	Services: Business	6.3% (LIBOR + 5.3%)	12/9/2021	12/9/2027	9	8	9
HealthDrive Corporation	Healthcare & Pharmaceuticals	6.5% (LIBOR + 5.5%)	12/21/2018	12/21/2023	9,700	9,661	9,700
HealthDrive Corporation	Healthcare & Pharmaceuticals	6.5% (LIBOR + 5.5%)	8/30/2021	12/21/2023	100	98	100
HealthDrive Corporation (8)(9)	Healthcare & Pharmaceuticals	6.5% (LIBOR + 5.5%)	12/21/2018	12/21/2023	—	(7)	—
HealthDrive Corporation (22)	Healthcare & Pharmaceuticals	6.5% (LIBOR + 5.5%)	8/30/2021	12/21/2023	18	18	18
Marlin DTC-LS Midco 2, LLC (8)(9)	Services: Consumer	7.5% (LIBOR + 6.5%)	3/5/2021	7/1/2025	—	(2)	—
Marlin DTC-LS Midco 2, LLC	Services: Consumer	7.5% (LIBOR + 6.5%)	3/5/2021	7/1/2025	3,131	3,081	3,131

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2021

(dollar amounts in thousands)

			Initial	Maturity/	Principal(5)
			Acquisition	Dissolution	No. of Shares /
Type of Investment/Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Date	Date	No. of Units	Amortized Cost	Fair Value (6)
Multi Specialty Healthcare LLC	Healthcare & Pharmaceuticals	7.3% (LIBOR + 6.3%)	12/18/2020	12/18/2026	3,752	3,687	3,752
Multi Specialty Healthcare LLC (8)(9)	Healthcare & Pharmaceuticals	7.3% (LIBOR + 6.3%)	12/18/2020	12/18/2026	—	(12)	—
Multi Specialty Healthcare LLC	Healthcare & Pharmaceuticals	7.3% (LIBOR + 6.3%)	9/24/2021	12/18/2026	100	98	100
Multi Specialty Healthcare LLC (8)(9)	Healthcare & Pharmaceuticals	7.3% (LIBOR + 6.3%)	9/24/2021	12/18/2026	—	(1)	—
Newcleus, LLC	Insurance	6.5% (LIBOR + 5.5%)	8/2/2021	8/2/2026	5,059	4,990	4,983
Newcleus, LLC(8)(9)	Insurance	6.5% (LIBOR + 5.5%)	8/2/2021	8/2/2026	—	(6)	—
Newcleus, LLC(9)(22)	Insurance	6.5% (LIBOR + 5.5%)	8/2/2021	8/2/2026	—	(9)	—
NWN Parent Holdings LLC	Telecommunications	7.5% (LIBOR + 6.5%)	5/26/2021	5/7/2026	3,291	3,262	3,175
NWN Parent Holdings LLC (8)	Telecommunications	7.5% (LIBOR + 6.5%)	5/26/2021	5/7/2026	145	140	140
Own Yourself, LLC	Retail	7.5% (LIBOR + 6.5%)	11/12/2021	11/12/2025	6,000	5,889	5,888
Quartermaster Newco, LLC	Healthcare & Pharmaceuticals	7.3% (LIBOR + 6.0%)	7/31/2020	7/31/2025	3,096	3,074	3,096
Quartermaster Newco, LLC (8)(9)	Healthcare & Pharmaceuticals	7.3% (LIBOR + 6.0%)	7/31/2020	7/31/2025	—	(3)	—
Revlon Consumer Products Corporation (14)	Consumer Goods: Non-Durable	7.5% (LIBOR + 5.8%)	3/8/2021	5/7/2024	2,500	2,484	2,500
smarTours, LLC	Services: Consumer	7.8% (LIBOR + 6.8%)	12/21/2020	12/31/2024	712	712	712
smarTours, LLC (8)(11)	Services: Consumer	8.8% (LIBOR+ 7.8%) (1.0% Cash + 7.8% PIK)	12/21/2020	12/31/2024	2,338	2,338	2,338
TriStrux, LLC	Telecommunications	6.3% (LIBOR + 5.3%)	12/23/2021	12/15/2026	2,773	2,731	2,731
TriStrux, LLC(8)	Telecommunications	6.3% (LIBOR + 5.3%)	12/23/2021	12/15/2026	121	105	119
TriStrux, LLC(9)(29)	Telecommunications	6.3% (LIBOR + 5.3%)	12/23/2021	12/15/2026	—	(11)	—
USALCO, LLC	Chemicals, Plastics, & Rubber	7.0% (LIBOR + 6.0%)	11/5/2021	10/19/2027	3,000	2,971	2,970
Xcel Brands, Inc.	Consumer Goods: Non-Durable	8.5% (LIBOR + 7.5%)	12/30/2021	4/9/2025	7,031	6,981	6,926

				Subtotal Northeast	$74,662	$73,747	$72,829
Southeast
—26.81% of net asset value
A&R Logistics Holdings, Inc.	Transportation: Cargo	7.0% (LIBOR + 6.0%)	7/29/2021	5/3/2025	$2,373	$2,331	$2,373
Alpine X	Services: Business	7.0% (LIBOR + 6.0%)	12/27/2021	12/21/2027	1,426	1,397	1,397
Alpine X(8)(9)	Services: Business	7.0% (LIBOR + 6.0%)	12/27/2021	12/21/2027	—	(5)	—
Alpine X(9)(29)	Services: Business	7.0% (LIBOR + 6.0%)	12/27/2021	12/21/2027	—	(9)	—
Apex Services Partners, LLC	Capital Equipment	6.3% (LIBOR + 5.3%)	2/11/2020	7/31/2025	5,287	5,252	5,287
ECL Entertainment (27)	Hotel, Gaming, & Leisure	8.3% (LIBOR + 7.5%)	3/31/2021	5/1/2028	2,985	2,957	3,045
GC EOS Buyer, Inc. (27)	Automotive	4.6% (LIBOR + 4.5%)	3/31/2021	8/1/2025	3,959	3,934	3,960
Groundworks Operations, LLC	Construction & Building	6.0% (LIBOR + 5.0%)	7/9/2020	1/17/2026	1,927	1,898	1,927

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2021

(dollar amounts in thousands)

			Initial	Maturity/	Principal(5)
			Acquisition	Dissolution	No. of Shares /
Type of Investment/Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Date	Date	No. of Units	Amortized Cost	Fair Value (6)
Groundworks Operations, LLC (8)(9)	Construction & Building	6.0% (LIBOR + 5.0%)	7/9/2020	1/17/2026	—	(1)	—
Groundworks Operations, LLC (22)	Construction & Building	6.0% (LIBOR + 5.0%)	7/9/2020	1/17/2026	849	840	849
Groundworks Operations, LLC (22)	Construction & Building	6.0% (LIBOR + 5.0%)	7/9/2020	1/17/2026	1,320	1,304	1,320
Groundworks Operations, LLC	Construction & Building	6.0% (LIBOR + 5.0%)	3/18/2021	1/17/2026	2,500	2,468	2,500
Lighthouse Lab Services	Healthcare & Pharmaceuticals	6.0% (LIBOR + 5.0%)	10/25/2021	10/25/2027	5,394	5,315	5,313
Lighthouse Lab Services(8)	Healthcare & Pharmaceuticals	6.0% (LIBOR + 5.0%)	10/25/2021	10/25/2027	614	591	604
Lighthouse Lab Services	Healthcare & Pharmaceuticals	6.0% (LIBOR + 5.0%)	10/25/2021	10/25/2027	—	—	—
Quorum Health Resources	Healthcare & Pharmaceuticals	6.3% (LIBOR + 5.3%)	5/28/2021	5/26/2027	5,366	5,319	5,313
Quorum Health Resources (8)(9)	Healthcare & Pharmaceuticals	6.3% (LIBOR + 5.3%)	5/28/2021	5/26/2027	—	(6)	—
SuperHero Fire Protection, LLC	Services: Business	7.3% (LIBOR + 6.3%)	9/1/2021	9/1/2026	4,294	4,232	4,229
SuperHero Fire Protection, LLC (8)	Services: Business	7.3% (LIBOR + 6.3%)	9/1/2021	9/1/2026	109	103	107
SuperHero Fire Protection, LLC (22)	Services: Business	7.3% (LIBOR + 6.3%)	9/1/2021	9/1/2026	691	673	681
Technology Partners, LLC	High Tech Industries	6.5% (LIBOR + 5.5%)	11/16/2021	11/16/2027	4,668	4,576	4,574
Technology Partners, LLC(8)(9)	High Tech Industries	6.5% (LIBOR + 5.5%)	11/16/2021	11/16/2027	—	(15)	—
Technology Partners, LLC(9)(22)	High Tech Industries	6.5% (LIBOR + 5.5%)	11/16/2021	11/16/2027	—	(10)	—
The Mulch & Soil Company, LLC	Environmental Industries	6.8% (LIBOR + 5.8%)	4/30/2021	4/30/2026	3,483	3,418	3,448
The Mulch & Soil Company, LLC (8)	Environmental Industries	6.8% (LIBOR + 5.8%)	4/30/2021	4/30/2026	461	444	456
TTF Holdings, LLC (Soliant)	Healthcare & Pharmaceuticals	5.0% (LIBOR + 4.3%)	3/31/2021	3/25/2028	3,730	3,705	3,739

				Subtotal Southeast	$51,436	$50,711	$51,122
Southwest
—15.92% of net asset value
Allied Wireline Services, LLC (11)(24)	Energy: Oil & Gas	10.0% PIK	6/15/2020	6/15/2025	$5,446	$4,971	$3,903
BCDI Rodeo Dental Buyer, LLC	Healthcare & Pharmaceuticals	6.0% (LIBOR + 5.0%)	5/14/2019	5/14/2025	5,798	5,764	5,769
BCDI Rodeo Dental Buyer, LLC (8)	Healthcare & Pharmaceuticals	6.0% (LIBOR + 5.0%)	5/14/2019	5/14/2025	565	556	563
BCDI Rodeo Dental Buyer, LLC (8)	Healthcare & Pharmaceuticals	6.0% (LIBOR + 5.0%)	5/14/2019	5/14/2025	1,295	1,287	1,289
BCDI Rodeo Dental Buyer, LLC (9)(29)	Healthcare & Pharmaceuticals	6.0% (LIBOR + 5.0%)	11/22/2021	11/22/2027	—	(1)	—
Camin Cargo Control, Inc.	Services: Business	7.5% (LIBOR + 6.5%)	6/10/2021	6/4/2026	3,731	3,698	3,694
Endo1 Partners(30)	Healthcare & Pharmaceuticals	6.0% (LIBOR + 5.0%)	12/17/2021	3/24/2026	483	463	473
Owl Landfill Services, LLC	Environmental Industries	6.8% (LIBOR + 5.8%)	6/30/2021	6/30/2026	3,512	3,463	3,477
Riveron Acquisition Holdings, Inc.	Finance	6.8% (LIBOR + 5.8%)	5/22/2019	5/22/2025	8,097	8,006	8,097
TMA Buyer, LLC	High Tech Industries	6.8% (LIBOR + 5.8%)	9/30/2021	9/30/2027	3,137	3,092	3,090

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2021

(dollar amounts in thousands)

			Initial	Maturity/	Principal(5)
			Acquisition	Dissolution	No. of Shares /
Type of Investment/Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Date	Date	No. of Units	Amortized Cost	Fair Value (6)
TMA Buyer, LLC(8)(9)	High Tech Industries	6.8% (LIBOR + 5.8%)	9/30/2021	9/30/2027	—	(6)	—
TMA Buyer, LLC(9)(22)	High Tech Industries	6.8% (LIBOR + 5.8%)	9/30/2021	9/30/2027	—	(7)	—

				Subtotal Southwest	$32,064	$31,286	$30,355
West
—46.92% of net asset value
A&A Global Imports, LLC	Containers, Packaging, & Glass	7.0% (LIBOR + 6.0%)	6/1/2021	6/1/2026	$2,242	$2,201	$2,231
A&A Global Imports, LLC (8)	Containers, Packaging, & Glass	7.0% (LIBOR + 6.0%)	6/1/2021	6/1/2026	196	182	195
Action Point, Inc (8)	Chemicals, Plastics, & Rubber	7.5% (LIBOR + 6.5%)	12/17/2020	6/17/2026	100	89	100
Action Point, Inc	Chemicals, Plastics, & Rubber	7.5% (LIBOR + 6.5%)	5/5/2021	11/5/2026	515	505	515
Action Point, Inc	Chemicals, Plastics, & Rubber	7.5% (LIBOR + 6.5%)	12/17/2020	6/17/2026	3,300	3,244	3,300
Action Point, Inc	Chemicals, Plastics, & Rubber	7.5% (LIBOR + 6.5%)	11/30/2021	11/30/2026	250	246	250
Alpine SG, LLC	High Tech Industries	6.5% (LIBOR + 5.5%)	11/5/2021	11/5/2027	5,607	5,515	5,523
Alpine SG, LLC(8)(9)	High Tech Industries	6.5% (LIBOR + 5.5%)	11/5/2021	11/5/2027	—	(2)	—
CC Amulet Management, LLC	Healthcare & Pharmaceuticals	6.0% (LIBOR + 5.0%)	8/31/2021	8/31/2027	5,129	5,056	5,052
CC Amulet Management, LLC(8)	Healthcare & Pharmaceuticals	7.3% (Prime + 4.0%)	8/31/2021	8/31/2027	256	245	252
CC Amulet Management, LLC(9)(22)	Healthcare & Pharmaceuticals	6.0% (LIBOR + 5.0%)	8/31/2021	8/31/2027	—	(4)	—
DTI Holdco, Inc. (27)	Services: Business	5.8% (LIBOR + 4.8%)	3/31/2021	9/29/2023	3,918	3,835	3,860
EBS Intermediate LLC	Services: Consumer	6.0% (LIBOR + 5.0%)	10/2/2018	10/2/2023	7,694	7,646	7,694
EBS Intermediate LLC (8)(9)	Services: Consumer	6.0% (LIBOR + 5.0%)	10/2/2018	10/2/2023	—	(10)	—
EBS Intermediate LLC	Services: Consumer	6.0% (LIBOR + 5.0%)	5/5/2021	10/2/2023	248	244	248
Evergreen Services Group, LLC	High Tech Industries	7.0% (LIBOR + 6.0%)	11/13/2018	6/6/2024	9,244	9,215	9,244
Gener8, LLC	Services: Business	6.5% (LIBOR + 5.5%)	8/14/2018	8/8/2023	5,797	5,768	5,797
Gener8, LLC (8)	Services: Business	6.5% (LIBOR + 5.5%)	8/14/2018	8/8/2023	600	593	600
Gener8, LLC	Services: Business	6.5% (LIBOR + 5.5%)	11/30/2021	8/8/2023	249	245	249
iLending LLC	Banking	7.5% (LIBOR + 6.5%)	6/21/2021	6/21/2026	4,413	4,353	4,414
iLending LLC (8)(9)	Banking	7.5% (LIBOR + 6.5%)	6/21/2021	6/21/2026	—	(10)	—
Ingenio, LLC	Media: Broadcasting & Subscription	8.0% (LIBOR + 7.0%)	8/3/2021	8/3/2026	5,270	5,198	5,191
Integrated Pain Management Medical Group, Inc.	Healthcare & Pharmaceuticals	7.5% (LIBOR + 6.5%)	6/7/2021	6/17/2026	3,204	3,146	3,204
Integrated Pain Management Medical Group, Inc.(9)(22)	Healthcare & Pharmaceuticals	7.5% (LIBOR + 6.5%)	6/7/2021	6/17/2026	—	(7)	—
Integrated Pain Management Medical Group, Inc.(8)(9)	Healthcare & Pharmaceuticals	7.5% (LIBOR + 6.5%)	6/7/2021	6/17/2026	—	(8)	—
Lash Opco LLC	Consumer Goods: Non-Durable	9.3% (Prime + 6.0%)	9/18/2020	3/18/2026	2,992	2,934	2,992

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2021

(dollar amounts in thousands)

			Initial	Maturity/	Principal(5)
			Acquisition	Dissolution	No. of Shares /
Type of Investment/Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Date	Date	No. of Units	Amortized Cost	Fair Value (6)
Lash Opco LLC (8)(9)	Consumer Goods: Non- Durable	8.0% (LIBOR + 7.0%)	8/18/2021	8/18/2026	—	(8)	—
Lash Opco LLC	Consumer Goods: Non- Durable	8.0% (LIBOR + 7.0%)	8/18/2021	1/18/2027	3,050	2,984	3,050
Lash Opco LLC	Consumer Goods: Non- Durable	9.3% (Prime + 6.0%)	12/31/2020	3/18/2026	990	969	990
MarkLogic Corporation	High Tech Industries	7.0% (LIBOR + 6.0%)	10/20/2020	10/20/2025	3,119	3,064	3,119
MarkLogic Corporation(8)(9)	High Tech Industries	7.0% (LIBOR + 6.0%)	10/20/2020	10/20/2025	—	(4)	—
MarkLogic Corporation	High Tech Industries	7.0% (LIBOR + 6.0%)	11/23/2021	10/20/2025	847	830	847
MarkLogic Corporation(8)(9)	High Tech Industries	7.0% (LIBOR + 6.0%)	11/23/2021	10/20/2025	—	(6)	—
MeriCal, LLC	Consumer Goods: Non- Durable	7.3% (LIBOR + 6.3%)	11/16/2018	11/16/2023	7,342	7,342	7,342
Sequoia Consulting Group, LLC	Healthcare & Pharmaceuticals	6.8% (LIBOR + 5.8%)	12/17/2021	11/23/2026	197	194	194
Sequoia Consulting Group, LLC(8)(9)	Healthcare & Pharmaceuticals	6.8% (LIBOR + 5.8%)	12/17/2021	11/23/2026	—	(1)	—
Socius Insurance Services, Inc.	Banking	6.3% (LIBOR + 5.3%)	6/30/2021	6/30/2027	2,933	2,878	2,903
Socius Insurance Services, Inc. (8)(9)	Banking	6.3% (LIBOR + 5.3%)	6/30/2021	6/30/2027	—	(10)	—
Socius Insurance Services, Inc. (9)(22)	Banking	6.3% (LIBOR + 5.3%)	6/30/2021	6/30/2027	—	(17)	—
SolutionReach, Inc.	Services: Consumer	6.8% (LIBOR + 5.8%)	1/17/2019	1/17/2024	5,930	5,881	5,930
SolutionReach, Inc. (8)(9)	Services: Consumer	6.8% (LIBOR + 5.8%)	1/17/2019	1/17/2024	—	(8)	—
SRS Acquiom Holdings LLC	Finance	7.0% (LIBOR + 6.0%)	11/8/2018	11/8/2024	4,200	4,180	4,200

				Subtotal West	$89,832	$88,687	$89,486

		Subtotal first lien senior secured debt			$288,929	$284,892	$283,329
Second lien debt
—2.50% of net asset value
Northeast
—2.50% of net asset value
Merchants Capital Access, LLC (14)	Banking	11.5% (LIBOR + 10.5%)	4/20/2015	4/30/2022	$4,250	$4,246	$4,250
smarTours, LLC(11)(19)	Services: Consumer	8.8% PIK (LIBOR + 7.8%)	12/21/2020	12/31/2024	1,417	635	524

				Subtotal Northeast	$5,667	$4,881	$4,774

			Subtotal second lien debt		$5,667	$4,881	$4,774
Equity investments
—1.59% of net asset value
Midwest
—0.10% of net asset value

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2021

(dollar amounts in thousands)

			Initial	Maturity/	Principal(5)
			Acquisition	Dissolution	No. of Shares /
Type of Investment/Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Date	Date	No. of Units	Amortized Cost	Fair Value (6)
Doxa Insurance Holdings, LLC (10)(13)(18)	Insurance		12/4/2020		174,984	$173	$194
Matilda Jane Holdings, Inc. (12)(17)	Consumer Goods: Non- Durable		4/28/2017		2,587,855	489	—

				Subtotal Midwest		$662	$194
Northeast
—1.25% of net asset value
Certify, Inc. (18)	Services: Business		2/28/2019		841	$175	$254
Specialty Brands Holdings, LLC (10)(17)	Services: Business		6/29/2018		58	—	—
Specialty Brands Holdings, LLC (10)(18)	Services: Business		6/29/2018		1,232	—	—
SPST Holdings, LLC (10)(13)(18)	Services: Consumer		12/21/2020		820,040	216	—
SPST Holdings, LLC (10)(13)(17)	Services: Consumer		12/21/2020		3,237	—	—
SPST Investors II, LLC (10)(13)(18)(25)	Services: Consumer		12/21/2020		51,095	51	—
Wheels Up Experience Inc. (13)(14)(18)(28)	Transportation: Consumer		1/31/2014		460,392	1,000	2,136

				Subtotal Northeast		$1,442	$2,390
Southeast
—0.00% of net asset value
Virtus Aggregator, LLC (10)(13)(14)(18)	Healthcare & Pharmaceuticals		5/7/2020		10	$32	$—

				Subtotal Southeast		$32	$—
Southwest
—0.00% of net asset value
Allied Wireline Services, LLC (10)(13)(18)	Energy: Oil & Gas		6/15/2020		4,538	144	—
Allied Wireline Services, LLC (10)(13)(18)	Energy: Oil & Gas		6/15/2020		2,063	—	—

				Subtotal Southwest		$144	$—
West
—0.24% of net asset value
MeriCal, LLC (10) (12) (17)	Consumer Goods: Non- Durable		9/30/2016		521	$505	$455
MeriCal, LLC (10) (12) (18)	Consumer Goods: Non- Durable		9/30/2016		5,334	10	—

				Subtotal West		$515	$455

				Subtotal equity		$2,795	$3,039
Investments in funds

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2021

(dollar amounts in thousands)

			Initial	Maturity/	Principal(5)
			Acquisition	Dissolution	No. of Shares /
Type of Investment/Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Date	Date	No. of Units	Amortized Cost	Fair Value (6)
—1.92% of net asset value
Midwest
—1.61% of net asset value
Freeport Financial SBIC Fund LP (14)(18)(21)	Investment Funds And Vehicles		6/14/2013			$2,957	$3,070

				Subtotal Midwest		$2,957	$3,070
Southwest
—0.20% of net asset value
ACON Igloo Investors I, LLC (10)(18)(21)	Investment Funds And Vehicles		4/30/2014			$1,673	$385

				Subtotal Southwest		$1,673	$385
West
—0.11% of net asset value
Gryphon Partners 3.5, L.P. (14)(18)(21)	Investment Funds And Vehicles		11/20/2012			$299	$210

				Subtotal West		$299	$210

				Subtotal investments in funds		$4,929	$3,665
Total non-controlled/non-affiliated investments
—154.59% of net asset value						$297,497	$294,807

Controlled investments
—51.01% of net asset value
First lien senior secured debt
—8.56% of net asset value
Southeast
—3.64% of net asset value
Loadmaster Derrick & Equipment, Inc. (11)(15)(19)(26)	Energy: Oil & Gas	11.3% (LIBOR + 10.3% PIK)	7/1/2016	12/31/2022	$12,608	$7,307	$—
Loadmaster Derrick & Equipment, Inc. (11)(15)(19)(26)	Energy: Oil & Gas	13.0% (LIBOR + 12.0% PIK)	7/1/2016	12/31/2022	3,034	1,053	—
Loadmaster Derrick & Equipment, Inc. (11)(15)(19)(26)	Energy: Oil & Gas	11.3% (LIBOR+ 10.3% PIK)	1/17/2017	12/31/2022	10,666	7,825	6,933

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2021

(dollar amounts in thousands)

			Initial	Maturity/	Principal(5)
			Acquisition	Dissolution	No. of Shares /
Type of Investment/Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Date	Date	No. of Units	Amortized Cost	Fair Value (6)
				Subtotal Southeast	$26,308	$16,185	$6,933
Southwest
—4.92% of net asset value
OEM Group, LLC (15)	Capital Equipment	8.5% (LIBOR + 7.5%)	9/30/2020	9/30/2025	$9,385	$9,385	$9,385

				Subtotal Southwest	$9,385	$9,385	$9,385

				Subtotal first lien senior secured debt	$35,693	$25,570	$16,318
Second lien debt
—4.27% of net asset value
Southwest
—4.27% of net asset value
OEM Group, LLC (11)(15)(24)	Capital Equipment	10.0% PIK	9/30/2020	9/30/2025	$49,884	$22,203	$8,151

				Subtotal Southwest	$49,884	$22,203	$8,151

				Subtotal second lien debt	$49,884	$22,203	$8,151
Equity investments
—0.00% of net asset value
Southeast
—0.00% of net asset value
Loadmaster Derrick & Equipment, Inc. (15)(17)	Energy: Oil & Gas		7/1/2016		2,956	$1,114	$—
Loadmaster Derrick & Equipment, Inc. (15)(18)	Energy: Oil & Gas		12/21/2016		12,131	—	—

				Subtotal Southeast		$1,114	$—
Southwest
—0.00% of net asset value

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2021

(dollar amounts in thousands)

			Initial	Maturity/	Principal(5)
			Acquisition	Dissolution	No. of Shares /
Type of Investment/Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Date	Date	No. of Units	Amortized Cost	Fair Value (6)
OEM Group, LLC (10)(12)(13)(15)(18)(20)	Capital Equipment		3/16/2016		20,000	$8,890	$—

				Subtotal Southwest		$8,890	$—

				Subtotal equity		$10,004	$—
Investments in funds
—38.18% of net asset value
Northeast
—38.18% of net asset value
First Eagle Logan JV LLC (10)(14)(15)(16)(18)(21)	Investment Funds And Vehicles		12/3/2014			$91,887	$72,803

				Subtotal Northeast		$91,887	$72,803

				Subtotal investments in funds		$91,887	$72,803

Total controlled investments
—51.01% of net asset value						$149,664	$97,272

Non-controlled/affiliated investments
—0.00% of net asset value
Investments in funds
—0.00% of net asset value
Northeast
—0.00% of net asset value
First Eagle Greenway Fund II, LLC (10)(14)(18)(21)	Investment Funds And Vehicles		3/1/2013			$1	$—

				Subtotal Northeast		$1	$—

				Subtotal investments in funds		$1	$—
Total non-controlled/affiliated investments
—0.00% of net asset value						$1	$—

Total investments—205.59% of net asset value						$447,162	$392,079

(1)

All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)	All investments are pledged as collateral under the Revolving Facility.
(3)

As of December 31, 2021, 25.0% and 23.9% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2021

(dollar amounts in thousands)

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, or Alternate Base Rate, or ABR, which are effective as of December 31, 2021. LIBOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR and ABR rates may be subject to interest floors. As of December 31, 2021, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 0.10%, 0.15%, 0.21% and 0.34%, respectively.

(5)	Principal includes accumulated PIK interest and is net of repayments.
(6)

Unless otherwise indicated, all investments are valued using significant unobservable inputs. Refer to Level 3 fair value measurements quantitative information table in Note 3 of the Consolidated Financial Statements for further detail.

(7)	Foreign company or foreign co-borrower at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(8)	Company receives 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(10)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(11)	In certain circumstances, at the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(13)	Interest held by a wholly owned subsidiary of First Eagle Alternative Capital BDC, Inc.
(14)

Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. The status of these assets under the 1940 Act is subject to change. The Company monitors the status of these assets on an ongoing basis.

(15)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the year ended December 31, 2021 in which the issuer was a portfolio company that the Company is deemed to control.

(16)

On December 3, 2014, the Company entered into an agreement with Perspecta (as described in Note 3 hereto) to create First Eagle Logan JV LLC (formerly known as THL Credit Logan JV LLC), or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act).

(17)	Preferred stock.
(18)	Common stock and member interest.
(19)	Loan was on non-accrual as of December 31, 2021.
(20)	Includes $577 of cost and $0 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of December 31, 2021.
(21)	Investment is measured at fair value using net asset value.
(22)	Company receives 1.00% unfunded commitment fee on revolving loan facility.
(23)	Company receives 0.25% unfunded commitment fee on delayed draw term loan facility.
(24)	Restructured loan for which income is not being recognized as of December 31, 2021.
(25)

The underlying investment of SPST Investors II, LLC is SPST Holdings, LLC which the Company holds 0.40% ownership interest in SPST Holdings, LLC’s common shares, and 0.44% ownership interest in SPST Holdings, LLC’s preferred shares.

(26)	On January 1, 2021, the loan was placed in forbearance, with a forbearance termination date subsequently amended to December 31, 2021.
(27)	Investments are valued using market quotations. Refer to the Level 2 fair value measurements quantitative information table in Note 3 of the Consolidated Financial Statements for further detail.
(28)	Investment is valued using public stock price. Refer to the Level 1 fair value measurements quantitative information table in Note 3 of the Consolidated Financial Statements for further detail.
(29)	Company receives 0.75% unfunded commitment fee on delayed draw term loan facility.
(30)	Company receives 5.00% unfunded commitment fee on delayed draw term loan facility.

See accompanying notes to these consolidated financial statements.

First Eagle Alternative Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

(in thousands, except per share data)

1.	Organization

First Eagle Alternative Capital BDC, Inc., or the Company, was organized as a Delaware corporation on May 26, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or 1940 Act. The Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. The Company’s investment objective is to generate both current income and capital appreciation, primarily through privately negotiated investments in debt and equity securities of middle market companies.

The Company has established from time to time wholly owned subsidiaries or other subsidiaries that are structured as Delaware entities, or as tax blockers, to hold equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). Corporate subsidiaries are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies.

The Company has a wholly owned subsidiary, First Eagle Alternative Capital Agent, Inc. (the “Legacy Agent”), which served as the administrative agent on certain legacy credit facilities in which the Company was invested. Neither the Company nor the Legacy Agent received any fees, compensation or other benefit for serving in this capacity. For operational and efficiency purposes, the Legacy Agent assigned its administrative agency positions to a wholly owned subsidiary of First Eagle Alternative Capital LLC. This process was completed during the fourth quarter of 2022.

2.	Significant Accounting Policies and Recent Accounting Pronouncements

Basis of Presentation

The Company is an investment company following the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, the Company generally will not consolidate its interest in any company other than majority owned investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company.

The accounting records of the Company are maintained in U.S. dollars.

Consolidation

The Company follows the guidance in ASC Topic 946 Financial Services—Investment Companies and will not generally consolidate its investment in a company other than substantially owned investment company subsidiaries or a controlled operating company whose business consists of providing services to the Company. The Company consolidated the results of its substantially owned subsidiaries in its consolidated financial statements. The Company does not consolidate its non-controlling interest in First Eagle Logan JV LLC (“Logan JV”). See also the disclosure under the heading, First Eagle Logan JV LLC.

Use of Estimates

The preparation of financial statements in conformity with United States generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Changes in the economic environment, financial markets, creditworthiness of the Company’s portfolio companies and any other parameters used in determining these estimates could cause actual results to differ and these differences could be material.

Cash

Cash consists of funds held in demand deposit accounts at two financial institutions and, at certain times, balances may exceed the Federal Deposit Insurance Corporation insured limit and is therefore subject to credit risk. There were no cash equivalents as of December 31, 2022 and 2021.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing and amendments of the Revolving Facility (as defined in Note 7 hereto) and the public offering of Notes (as defined in Note 7 hereto) including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These costs are capitalized at the time of payment and are amortized using the straight line and effective yield methods over the term of the Revolving Facility and Notes, respectively.

Under the Revolving Facility, if the borrowing capacity of the new arrangement is lower than the borrowing capacity of the old arrangement evaluated on a lender by lender basis, then any unamortized deferred financing costs would be expensed during the period in proportion to the decrease in the old arrangement for that lender. Any remaining unamortized deferred financing costs relating to the old arrangement would be deferred and amortized over the term of the new arrangement along with any costs associated with the new arrangement.

Under the Notes, if the Company extinguishes or substantially modifies the debt prior to maturity, any unamortized deferred financing costs are deducted from the carrying amount of the debt in determining the gain or loss from extinguishment. A modification is considered substantial if there is a greater than 10% change of the present value of cash flows under the old and new amended facilities. Third party costs under the new arrangement would be capitalized and amortized over the term of the new arrangement.

Capitalized deferred financing costs related to the Revolving Facility are presented separately on the Company’s Consolidated Statements of Assets and Liabilities. Capitalized deferred financing costs related to the Notes are presented net against the respective balances outstanding on the Consolidated Statements of Assets and Liabilities. See also the disclosure in Note 7, Borrowings.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, including cash, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company’s long-term debt obligations are disclosed in Note 7, Borrowings.

Valuation of Investments

The Company accounts for its investment portfolio at fair value. As a result, the Company follows the provisions of ASC 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

Investments for which market quotations are readily available and reliable are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available or are determined to be unreliable are valued at fair value as determined in good faith by the Company’s board of directors. Because the Company expects that there will not be a readily available market value for many of the investments in the Company’s portfolio, it is expected that many of the Company’s portfolio investments’ values will be determined in good faith by the Company’s board of directors in accordance with a documented valuation policy that has been reviewed and approved by the Company’s board of directors and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available or are determined to be unreliable, the Company undertakes a multi-step valuation process each quarter, as described below:

•	the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for managing portfolio investments;

•	preliminary valuation conclusions are then documented and are reviewed with the pricing committee of First Eagle Alternative Credit, LLC, or the Advisor;

•

to the extent determined by the audit committee of the Company’s board of directors, independent valuation firms are used to conduct independent appraisals of all “Level 3” investments and to review the Advisor’s preliminary valuations in light of their own independent assessment unless the amounts are immaterial or have closed near quarter-end;

•

the audit committee of the Company’s board of directors reviews the preliminary valuations approved by the pricing committee of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firms to reflect any comments; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company generally utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, the Advisor and the Company’s board of directors, in consultation with the Company’s independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by the board of directors.

Debt Investments

For debt investments, excluding asset-backed loans, the Company generally determines the fair value using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investment. The Company’s estimate of the expected repayment date is generally the legal maturity date of the investment. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The enterprise value, a market approach, is used to determine the value of equity and debt investments that are credit impaired, close to maturity or where the Company also holds a controlling equity interest. The method for determining enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s revenues or net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”).

For asset-backed loans, the Company generally determines the fair value using liquidation approach that analyzes the underlying collateral of the loan, as set forth in the associated loan agreements and the borrowing base certificates. Liquidation valuations may be determined using a net orderly liquidation value, a forced liquidation value, or other methodology. Such liquidation values may be further reduced by certain reserves that may reduce the value of the collateral available to support the outstanding debt in a wind down scenario (the net realized value of the collateral).

Equity

The Company generally uses the market approach to value its equity investments. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, the Company’s principal market as the reporting entity and enterprise values, among other factors.

Investment in Funds

In circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Escrow and Other Receivables

Escrow and other receivables are categorized within Level 3 of the fair value hierarchy where the net realizable value of the escrow and other receivables approximates fair value. The fair value is determined using probability weighted scenario analysis.

Foreign Currency

Foreign currency amounts are translated into U.S. dollars on the following basis:

•

cash and cash equivalents, market value of investments, outstanding debt on revolving credit facilities, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•	purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the necessary local currency under the Company’s Revolving Facility (as defined in Note 7) to fund these investments.

Security Transactions, Payment-in-Kind, Income Recognition, Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method. Net realized gains and losses reflect the impact of investments written off during the period, if any. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation or depreciation on investments in the Consolidated Statements of Operations.

Interest Income

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Original issue discount, representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums, if any.

The Company capitalizes and amortizes upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

The Company will recognize any earned exit or back-end fees into income when it believes the amounts will ultimately become collected by using either the beneficial interest model or other appropriate income recognition frameworks.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, the Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The Company records the reversal of any previously accrued income against the same income category reflected in the Consolidated Statement of Operations. As of December 31, 2022, the Company had loans on non-accrual status with an amortized cost basis of $34,406 and fair value of $3,848. As of December 31, 2021, the Company had loans on non-accrual status with an amortized cost basis of $19,703 and fair value of $9,147.

In certain instances, the Company may enter into an agreement to restructure a loan, where the Company determined the full balance of principal or interest may not be collectible at the date of origination. As a result of this determination, the Company does not recognize interest income on these balances. As of December 31, 2022, the Company had restructured loans with an amortized cost basis of $28,266 and fair value of $5,680, which meet the above criteria. As of December 31, 2021, the Company had restructured loans with an amortized cost basis of $27,174 and fair value of $12,054.

PIK Interest Income

The Company has investments in its portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. The Company will cease accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect amounts to be collectible and will generally only begin to recognize PIK income again when all principal and interest have been paid or upon the restructuring of the investment where the interest is deemed collectable. To maintain the Company’s status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

The following shows a roll-forward of PIK income activity for the years ended December 31, 2022, 2021 and 2020:

	Years ended December 31,
	2022	2021	2020
Accumulated PIK balance, beginning of period	$1,260	$1,163	$3,588
PIK income capitalized/receivable	188	456	1,071
PIK received in cash from repayments	(120)	(359)	(6)
PIK reduced through restructurings/sales	—	—	(3,490)

Accumulated PIK balance, end of period	$1,328	$1,260	$1,163

Dividend Income

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investment are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Other Income

The Company may also generate revenue in the form of fees from the management of First Eagle Greenway Fund II, LLC, structuring, arranger or due diligence fees, portfolio company administration fees, fees for providing significant managerial assistance and consulting fees.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. Excluding First Eagle Greenway Fund II, LLC, the Company had no income from advisory services related to portfolio companies for the years ended December 31, 2022, 2021 and 2020.

U.S. Federal Income Taxes, Including Excise Tax

The Company has elected to be taxed as a RIC under Subchapter M of the Code and currently qualifies, and intends to continue to qualify each year, as a RIC under the Code. Accordingly, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid a 4% U.S. federal excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending October 31 of that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. The Company, at its discretion, may choose not to distribute all of its taxable income for the calendar year and pay a non-deductible 4% excise tax on this undistributed income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate.

The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. See also the disclosure in Note 9, Distributions, for a summary of recent dividends paid. For the years ended December 31, 2022, 2021 and 2020, the Company incurred U.S. federal excise tax and other tax (benefits) expenses of $177, $148 and $97, respectively.

Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries.

The following shows the breakdown of deferred income tax (provisions) benefits for the years ended December 31, 2022, 2021 and 2020. There were no current income tax (provisions) benefits during the respective periods.

	For the years ended December 31,
	2022	2021	2020
(Provision for) benefit of taxes on unrealized loss/gain on investments	$50	156	209

These current and deferred income taxes are determined from taxable income estimates provided by portfolio companies organized as pass-through entities where the Company holds equity or equity-like investments in its corporate subsidiaries. These tax estimates may be subject to further change once tax information is finalized for the year. As of December 31, 2022 and 2021, $5 and $5, respectively, of income tax receivable was included in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of December 31, 2022 and 2021, $555 and $1,556, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities primarily relating to deferred taxes on unrealized gains on investments and other temporary book to tax differences held in its corporate subsidiaries. As of December 31, 2022 and 2021, $0 (net of $12,040 allowance) and $2,261 (net of $12,073 allowance), respectively of deferred tax assets were included in deferred tax assets on the Consolidated Statements of Assets and Liabilities relating to net operating loss carryforwards and unrealized losses on investments and other temporary book to tax differences that are expected to be used in future periods.

Under the RIC Modernization Act, the Company is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the rules applicable to pre-enactment capital losses.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company follows the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require management to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax benefits or obligations in the accompanying consolidated financial statements. Although the Company files U.S. federal and state tax returns, the Company’s major tax jurisdiction is U.S. federal. The Company’s U.S. federal tax years subsequent to 2019 remain subject to examination by taxing authorities.

Distributions

Distributions to stockholders are recorded on the applicable record date. The amount to be paid out as a dividend is determined by the Company’s board of directors on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually out of assets legally available for such distributions, although the Company may decide to retain such capital gains for investment.

Capital transactions in connection with the Company’s dividend reinvestment plan are recorded when shares are issued.

Recent Accounting Pronouncements

In March 2020, the FASB issued ASU 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022, at the Company’s election.

In January 2021, the FASB issued ASU 2021-01, “Reference Rate Reform (Topic 848),” which clarifies certain optional expedients and exceptions for applying GAAP to derivatives affected by reference rate reform. ASU 2021-01 is effective as of January 7, 2021 through December 31, 2022, at the Company’s election.

In December 2022, the FASB issued ASU 2022-06, “Reference Rate Reform (Topic 848),” which extends the effective period of ASU 2020-04 and ASU 2021-01 through December 31, 2024.

The Company continues to evaluate the impact of the guidance and may apply other elections, as applicable, as the expected market transition to alternative reference rates evolves. The Company has begun utilizing optional expedients and exceptions provided by ASU 2020-04 and ASU 2021-01 during the year ended December 31, 2022 and will continue to evaluate the impact of the new standard.

In March 2022, the FASB issued ASU 2022-02, “Financial Instruments Credit Losses (Topic 326)”, which is intended to address issues identified during the post implementation review of ASU 2016-13, “Financial Instruments Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments”. The amendment, among other things, eliminates the accounting guidance for troubled debt restructurings by creditors in Subtopic 310-40, “Receivables Troubled Debt Restructurings by Creditors”, while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. The new guidance is effective for interim and annual periods beginning after December 15, 2022. The Company is currently evaluating the impact of the new standard, but does not anticipate the new standard to have a material impact to the consolidated financial statements and related disclosures.

3.	Investments

The following is a summary of the industry classification in which the Company invests as of December 31, 2022:

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Healthcare & Pharmaceuticals	$83,883	$83,866	24.82%	60.79%
Investment Funds And Vehicles	80,956	43,105	12.76%	31.25%
Services: Business	28,500	28,707	8.49%	20.81%
High Tech Industries	24,892	24,789	7.33%	17.97%
Services: Consumer	21,824	21,671	6.41%	15.71%
Consumer Goods: Non-Durable	33,855	20,749	6.14%	15.04%
Capital Equipment	45,699	14,257	4.22%	10.34%
Banking	11,060	11,141	3.30%	8.08%
Insurance	9,386	9,164	2.71%	6.65%
Chemicals, Plastics, & Rubber	8,037	8,026	2.37%	5.82%
Finance	7,950	8,015	2.37%	5.81%
Environmental Industries	7,556	7,532	2.23%	5.46%
Telecommunications	7,594	7,299	2.16%	5.29%
Energy: Oil & Gas	28,089	7,856	2.32%	5.70%
Media: Broadcasting & Subscription	7,044	6,987	2.07%	5.07%
Retail	6,524	6,621	1.96%	4.80%
Construction & Building	6,468	6,529	1.93%	4.74%
Sovereign & Public Finance	5,707	5,620	1.66%	4.07%
Containers, Packaging, & Glass	5,509	5,307	1.57%	3.85%
Consumer Goods: Durable	4,476	4,537	1.34%	3.29%
Hotel, Gaming, & Leisure	2,932	2,953	0.87%	2.14%
Transportation: Cargo	2,756	2,793	0.83%	2.02%
Transportation: Consumer	1,000	474	0.14%	0.34%

Total Investments	$441,697	$337,998	100.00%	245.04%

The following is a summary of the industry classification in which the Company invests as of December 31, 2021:

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Investment Funds And Vehicles	$96,817	$76,468	19.51%	40.09%
Healthcare & Pharmaceuticals	60,628	60,963	15.55%	31.96%
Consumer Goods: Non-Durable	36,247	34,906	8.90%	18.30%
High Tech Industries	31,901	30,871	7.87%	16.19%
Services: Consumer	28,181	27,826	7.10%	14.59%
Services: Business	24,584	24,764	6.32%	12.99%
Capital Equipment	45,730	22,823	5.82%	11.97%
Banking	15,001	15,141	3.86%	7.94%
Retail	12,758	12,750	3.25%	6.69%
Finance	12,186	12,297	3.15%	6.45%
Energy: Oil & Gas	22,414	10,836	2.76%	5.68%
Insurance	9,249	9,398	2.40%	4.93%
Environmental Industries	7,325	7,381	1.88%	3.87%
Chemicals, Plastics, & Rubber	7,055	7,135	1.82%	3.74%
Construction & Building	6,509	6,596	1.68%	3.46%
Telecommunications	6,227	6,165	1.57%	3.23%
Media: Broadcasting & Subscription	5,198	5,191	1.32%	2.72%
Containers, Packaging, & Glass	4,824	4,918	1.25%	2.58%
Sovereign & Public Finance	4,106	4,136	1.05%	2.17%
Automotive	3,934	3,960	1.01%	2.08%
Hotel, Gaming, & Leisure	2,957	3,045	0.78%	1.60%
Transportation: Cargo	2,331	2,373	0.61%	1.24%
Transportation: Consumer	1,000	2,136	0.54%	1.12%

Total Investments	$447,162	$392,079	100.00%	205.59%

The following is a summary of the geographical concentration of the Company’s investment portfolio as of December 31, 2022:

Region	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
United States
Northeast	$156,581	$117,704	34.82%	85.33%
West	85,807	84,856	25.11%	61.52%
Southeast	72,437	52,828	15.63%	38.30%
Southwest	77,551	45,464	13.45%	32.96%
Midwest	35,652	23,331	6.90%	16.91%
Canada	13,669	13,815	4.09%	10.02%

Total Investments	$441,697	$337,998	100.00%	245.04%

The following is a summary of the geographical concentration of the Company’s investment portfolio as of December 31, 2021:

Region	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
United States
Northeast	$171,958	$152,796	38.97%	80.12%
West	89,501	90,151	22.99%	47.27%
Southwest	68,042	58,055	14.81%	30.44%
Midwest	73,581	48,276	12.31%	25.31%
Southeast	35,288	34,013	8.68%	17.84%
Canada	8,792	8,788	2.24%	4.61%

Total Investments	$447,162	$392,079	100.00%	205.59%

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). If any transfers occur between the levels or categories of the fair value hierarchy, they are assumed to have occurred at the beginning of the period. The guidance establishes three levels of the fair value hierarchy as follows:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company considers whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The Company has adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for investment companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. Redemptions are not generally permitted in the Company’s investments in funds. The remaining term of the Company’s investments in funds, excluding its investment in the Logan JV, is expected to be within three months to one year.

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of December 31, 2022:

Description	Fair Value	Level 1	Level 2	Level 3
First lien senior secured debt	$292,133	$—	$2,953	$289,180
Second lien debt	—	—	—	—
Equity investments	2,760	474	—	2,286
Investment in Logan JV (1)	40,923	—	—	—
Investments in funds (1)	2,182	—	—	—

Total investments	$337,998	$474	$2,953	$291,466

(1)

Certain investments that are measured at fair value using net asset value totaling $43,105 have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of December 31, 2021:

Description	Fair Value	Level 1	Level 2	Level 3
First lien senior secured debt	$299,647	$—	$10,865	$288,782
Second lien debt	12,925	—	—	12,925
Equity investments	3,039	2,136	—	903
Investment in Logan JV (1)	72,803	—	—	—
Investments in funds (1)	3,665	—	—	—

Total investments	$392,079	$2,136	$10,865	$302,610

(1)

Certain investments that are measured at fair value using net asset value totaling $76,468 have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2022:

Description	Fair Value		Valuation Technique	Unobservable Inputs	Weighted Range (Average) (1)
First lien senior secured debt (2)	$248,525		Discounted cash flows (income approach)	Comparative Yield	10.7%	—	12.2%	11.5%
	7,191		Market comparable companies (market approach)	EBITDA Multiple	6.6x	—	9.1x	(7.8x )
	9,011	(3)	Discounted cash flows (income approach)	Royalty Payment Discount Rate	9.5%	—	13.5%	(11.5%)
				Minimum Payment Discount Rate	6.75%	—	6.75%	(6.75%)
				Revenue Growth Rate	(0.6%)	—	24.9%	(12.2%)
	3,268		Market comparable companies (market approach)	Revenue Multiple	0.0x	—	0.5x	(0.2x )
	17,834		Recoverability	Collateral Value (4)	$1,106,248	—	$1,106,248	($1,106,248)
Second lien debt	—	(3)	Discounted cash flows (income approach)	Royalty Payment Discount Rate	9.5%	—	13.5%	(11.5%)
				Minimum Payment Discount Rate	6.75%	—	6.75%	(6.75%)
				Revenue Growth Rate	(0.6%)	—	(24.9%)	(12.2%)
Equity investments	2,040		Market comparable companies (market approach)	EBITDA Multiple	30.0x	—	48.9x	(39.4x )
	247		Market comparable companies (market approach)	Revenue Multiple	8.8x	—	9.3x	(9x )

Total Level 3 Investments	$288,116

(1)	Averages were determined using a weighted average based upon the fair value of the investments in each investment category.
(2)

Excluded from the presentation is $3,351 of first lien senior secured debt for which the Advisor did not develop the unobservable inputs for the determination of fair value (examples include insufficient liquidity and single source quotations).

(3)	Investment relates to the Company’s remaining investment in OEM Group, Inc.
(4)

There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was collateral value.

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2021:

Description	Fair Value		Valuation Technique	Unobservable Inputs	Weighted Range (Average) (1)
First lien senior secured debt (2)	$239,595		Discounted cash flows (income approach)	Comparative Yield	7.4%	—	8.3%	7.8%
	3,904		Market comparable companies (market approach)	EBITDA Multiple	5.3x	—	5.3x	(5.3x )
	9,385	(3)	Discounted cash flows (income approach)	Royalty Payment Discount Rate	6.5%	—	11.5%	(9.0%)
				Minimum Payment Discount Rate	4.5%	—	4.5%	(4.5%)
				Revenue Growth Rate	16.5%	—	25.7%	(21.1%)
	9,983		Market comparable companies (market approach)	Revenue Multiple	0.8x	—	1.2x	(1.0x )
	22,176		Recoverability	Collateral Value (4)	$860,884	—	$866,725	($863,805)
Second lien debt	8,151	(3)	Discounted cash flows (income approach)	Royalty Payment Discount Rate	6.5%	—	11.5%	(9.0%)
				Minimum Payment Discount Rate	4.5%	—	4.5%	(4.5%)
				Revenue Growth Rate	16.5%	—	25.7%	(21.1%)
	524		Market comparable companies (market approach)	Revenue Multiple	0.7x	—	1.2x	(0.9x )
	4,250		Recoverability	Collateral Value (4)	$51,710	—	$57,460	($54,585)
Equity investments	649		Market comparable companies (market approach)	EBITDA Multiple	9.6x	—	10.6x	(10.1x )
	254		Market comparable companies (market approach)	Revenue Multiple	10.0x	—	11.0x	(10.5x )

Total Level 3 Investments	$298,871

(1)	Averages were determined using a weighted average based upon the fair value of the investments in each investment category.
(2)	Excluded from the presentation is $3,739 of first lien senior secured debt for which the Advisor did not develop the unobservable inputs for the determination of fair value.
(3)	Investment relates to the Company’s remaining investment in OEM Group, Inc.
(4)

There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was collateral value.

The two primary significant unobservable inputs used in the fair value measurement of the Company’s debt securities (first lien secured debt, second lien debt and subordinated debt), including income-producing investments in funds and income producing securities and payment rights, and excluding the Company’s investment in debt securities of OEM Group, Inc., is the weighted average cost of capital, or WACC, and the comparative yield. Significant increases (decreases) in the WACC or in the comparative yield in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach. In determining the comparative yield, for the income, or yield approach, the Company considers current market yields and multiples, weighted average cost of capital, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis.

The primary significant unobservable inputs used in the fair value measurement of the Company’s investment in asset-backed loans is the net realized value of the underlying collateral of the loan. The Company considers information provided by the borrower in its compliance certificates and information from third party appraisals, among other factors, in its analysis. Significant increases (decreases) in net realizable value of the underlying collateral would result in a significantly higher (lower) fair value measurement.

The primary significant unobservable inputs used in the fair value measurement of the Company’s investment in the first lien secured debt and second lien debt of OEM Group, Inc. are royalty payment discount rate, minimum payment discount rate, and revenue growth. Significant increases (decreases) in the royalty payment discount rate or minimum payment discount rate in isolation would result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in the revenue growth rates in isolation would result in a significantly higher (lower) fair value measurement. To determine royalty payments discount rate and minimum payment discount rates, the Company considers current cost of capital of the payor, expected term of investment and anticipated risk in the projections, among other factors. To determine revenue growth rates, the Company principally considers historical and current performance coupled with industry growth rates. The Company also considers current purchase orders and inflation rate adjustments that consider macroeconomic research, among other factors, in evaluating growth rates.

The primary significant unobservable input used in the fair value measurement of the Company’s equity investments, investments in warrants, debt investments where the Company has a controlling equity investment, and other debt investments using a market approach is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

The following table rolls forward the changes in fair value during the year ended December 31, 2022 for investments classified within Level 3:

	First lien senior secured debt	Second lien debt	Subordinated debt	Equity investments	Totals
Beginning balance, January 1, 2022	$288,782	$12,925	$—	$903	$302,610
Purchases (1)	81,059	—	—	1,734	82,793
Sales and repayments (1)	(59,029)	(4,531)	—	(48)	(63,608)
Unrealized appreciation (depreciation)(2)	(21,207)	(8,045)	—	(84)	(29,336)
Realized gain	(1,782)	(352)	—	(219)	(2,353)
Net amortization of premiums, discounts and fees	1,187	3	—	—	1,190
PIK	170	—	—	—	170

Ending balance, December 31, 2022	$289,180	$—	$—	$2,286	$291,466

Net change in unrealized (depreciation) appreciation from investments still held as of the reporting date	$(22,508)	$(8,155)	$—	$(84)	$(30,747)

(1)	Includes reorganizations and restructuring of investments.
(2)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.

The following table rolls forward the changes in fair value during the year ended December 31, 2021 for investments classified within Level 3:

	First lien senior secured debt	Second lien debt	Subordinated debt	Equity investments	Totals
Beginning balance, January 1, 2021	$233,636	$22,111	$5,841	$5,070	$266,658
Transfers out of Level 3 (3)	—	—	—	(2,614)	(2,614)
Purchases	158,823	—	—	44	158,867
Sales and repayments(1)	(106,880)	(7,751)	(5,974)	(4,370)	(124,975)
Unrealized appreciation (depreciation)(2)	1,314	(1,539)	(1)	1,274	1,048
Realized (loss) gain	—	—	—	1,499	1,499
Net amortization of premiums, discounts and fees	1,674	13	—	—	1,687
PIK	215	91	134	—	440

Ending balance, December 31, 2021	$288,782	$12,925	$—	$903	$302,610

Net change in unrealized appreciation (depreciation) from investments still held as of the reporting date	$1,381	$(1,539)	$—	$(299)	$(457)

(1)	Includes reorganizations and restructuring of investments.
(2)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.
(3)

Investments were transferred out of Level 3 during the year ended December 31, 2021 due to changes in the quantity and quality of information, specifically availability of quoted prices in active market.

There were no transfers between the levels or categories of the fair value hierarchy during the year ended December 31, 2022.

Significant Unconsolidated Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company or a controlled operating company whose business consists of providing services to the Company, including those in which the Company has a controlling interest. The Company had certain unconsolidated subsidiaries for the year ended December 31, 2021 that met at least one of the significance conditions under the SEC’s Regulation S-X. Accordingly, pursuant to Rule 4-08 of Regulation S-X, summarized, comparative financial information is presented below for the Company’s significant unconsolidated subsidiaries, which include Loadmaster Derrick & Equipment, Inc., OEM Group, LLC, and First Eagle Logan JV LLC for the year ended December 31, 2021. For the year ended December 31, 2022, First Eagle Logan JV LLC meets the threshold for a significant unconsolidated subsidiary. The below table summarizes the above mentioned financial data, with the exception of OEM Group, LLC, which is presented in a separate tabular disclosure further below.

	As of December 31,
	2022	2021
Current assets	$18,932	$20,636
Noncurrent assets	278,721	231,423
Current liabilities	5,977	11,950
Noncurrent liabilities	240,522	176,400

	For the year ended December 31,
Income Statement	2022	2021	2020
Net sales	$21,035	$32,058	$30,000
Gross profit	9,475	9,574	11,107
Net gain	9,014	1,585	3,464

The below tables summarize the financial information for OEM Group, LLC as of December 31, 2021 and for the years ended December 31, 2021 and 2020.

As of December 31,
Balance Sheet	2021
Current assets	$15,807
Noncurrent assets	3
Current liabilities	4,994
Noncurrent liabilities	71,281

	For the year ended December 31,
Income Statement	2021	2020
Net sales	$—
Gross profit
Net loss from continuing operations	(11,413)	(19,840)
Loss from discontinued operations	(202)	2,804
Loss on sale of discontinued operations	—	(3,908)

On December 2, 2020, OEM closed on the sale of certain assets and liabilities of its Arizona based division to Plasma Therm LLC (“Plasma Therm”). Plasma Therm is responsible for developing, commercializing, and marketing the Endeavor M series PVD platform, as well as other products, with no further investment required by OEM. OEM is entitled to a series of deferred royalty payments over seven years associated with the sale of its business operations, which are based on the future revenues associated with Plasma Therm’s product and other systems and services sales. OEM will receive minimum annual payments for the first four years that will be used to cover certain residual operating costs and service the outstanding debt. These future royalty streams will be used to cover principal and interest on OEM’s outstanding debt. As of December 31, 2022, the Company holds all outstanding debt and equity of OEM.

Under GAAP, the financial results of the two disposed businesses are reported separately from continuing operations under the line item “Loss from discontinued operations”. “Net sales”, “Gross profit”, and “Net loss from continuing operations” represents the financial operations of the continuing entity, which excludes the results of the two discontinued businesses. These amounts represent primarily the royalty payments received by OEM and general and administrative expenses and interest expense of the continuing entity.

First Eagle Logan JV LLC

On December 3, 2014, the Company entered into an agreement with Perspecta Trident LLC, an affiliate of Perspecta Trust LLC, or Perspecta, to create First Eagle Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta.

The Company has determined that Logan JV is an investment company under ASC 946, however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in Logan JV.

Logan JV is capitalized with capital contributions which are generally called from its members, on a pro-rata basis based on their capital commitments, as transactions are completed. Any decision by the Logan JV to call down on capital commitments requires the explicit authorization of the Company, coupled with that of Perspecta, and the Company may withhold such authorization for any reason in its sole discretion.

As of December 31, 2022 and December 31, 2021, Logan JV had the following commitments, contributions and unfunded commitments from its members.

	As of December 31, 2022
Member	Total Commitments	Contributed Capital	Return of Capital (not recallable)	Unfunded Commitments
First Eagle Alternative Capital BDC, Inc.	$110,000	$92,600	$22,640	$9,400
Perspecta Trident LLC	27,500	23,150	5,660	2,350

Total Investments	$137,500	$115,750	$28,300	$11,750

	As of December 31, 2021
Member	Total Commitments	Contributed Capital	Return of Capital (not recallable)	Unfunded Commitments
First Eagle Alternative Capital BDC, Inc.	$110,000	$92,600	$8,000	$9,400
Perspecta Trident LLC	27,500	23,150	2,000	2,350

Total Investments	$137,500	$115,750	$10,000	$11,750

On April 19, 2022, Logan JV closed on a $300,600 LJV I MM CLO LLC (the “CLO”) with a 3-year reinvestment period. On the closing date of the transaction, in consideration of Logan JV’s transfer to the CLO of the initial closing date loan portfolio, the CLO transferred to Logan JV 100% of the Subordinated Notes and 100% of the Class E Notes issued by the CLO. The CLO became a consolidated subsidiary of Logan JV. Contemporaneously with the close of the CLO, First Eagle Logan JV SPV I, LLC was merged into the CLO. Proceeds from the CLO were used to pay off the amounts outstanding under the Logan JV Credit Facility (as discussed below). As of December 31, 2022, there was $242,500 of asset-backed debt outstanding at Logan JV with a weighted average interest rate of 5.73%.

Logan JV had a senior credit facility, or the Logan JV Credit Facility, with Deutsche Bank AG and other banks which was amended on January 9, 2021 to reduce the commitments, extend the maturity date to July12, 2025, and amend the pricing. On April 19, 2022, in connection with the closing of the CLO, Logan JV SPV terminated the Logan JV Credit Facility, and as of December 31, 2022, the Logan JV Credit Facility had no commitments subject to leverage and borrowing base restrictions. As of December 31, 2021, the Logan JV Credit Facility had $225,000 of commitments subject to leverage and borrowing base restrictions, and $147,041 of outstanding borrowings under the credit facility with an interest rate of three month LIBOR (with no LIBOR floor) plus 2.5%.

As of December 31, 2022 and 2021, Logan JV, including its consolidated subsidiary, had total investments at fair value of $276,229 and $224,449, respectively. As of December 31, 2022 and 2021, Logan JV’s portfolio was comprised of senior secured first lien loans and second lien loans to 132 and 95 different borrowers, respectively. As of December 31, 2022, there were no loans on non-accrual status. As of December 31, 2021, the amortized cost and fair value of loans on non-accrual status was $1,674 and $94, respectively. As of December 31, 2022 and 2021, Logan JV had unfunded commitments to fund revolver and delayed draw loans to its portfolio companies totaling $4,854 and $2,523, respectively. The portfolio companies in Logan JV are in industries similar to those in which the Company may invest directly.

Below is a summary of Logan JV’s portfolio, followed by a listing of the individual loans in Logan JV’s portfolio as of December 31, 2022 and 2021:

	As of December 31, 2022	As of December 31, 2021
First lien secured debt, at par	$306,802	$231,727
Second lien debt, at par	3,282	2,282

Total debt investments, at par	$310,084	$234,009

Weighted average yield on first lien secured loans (1)	9.3%	5.5%
Weighted average yield on second lien loans (1)	12.4%	8.5%
Weighted average yield on all loans (1)	9.3%	5.5%
Number of borrowers in Logan JV	132	95
Largest loan to a single borrower (2)	$5,000	$5,000
Total of five largest loans to borrowers (2)	$22,835	$22,801

(1)	Weighted average yield at their current amortized cost.
(2)	At current principal amount.

The weighted average yield of Logan JV’s debt investments is not the same as a return on Logan JV investment for the Company’s stockholders but, rather, relates to a portion of the Company’s investment portfolio and is calculated before the payment of the Company’s expenses. The weighted average yield was computed using the effective interest rates as of December 31, 2022 and 2021, respectively. There can be no assurance that the weighted average yield will remain at its current level.

For the years ended December 31, 2022, 2021 and 2020, the Company’s share of distributions related to its Logan JV LLC equity interest was $ 6,800, $6,563 and $7,052, respectively, which amounts are included in dividend income from controlled investments in the Consolidated Statement of Operations and reduction of cost basis on the Consolidated Statements of Assets and Liabilities. As of December 31, 2022 and 2021, $2,720 and $2,254, respectively, of income related to the Logan JV was included in interest, dividends and fees receivable on the Consolidated Statements of Assets and Liabilities. As of December 31, 2022 and 2021, $0 and $66, respectively, of return of capital associated with distributions declared was included in Prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities.

Logan JV Loan Portfolio as of December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (16)	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Senior Secured First Lien Term Loans
Australia
Ticketek Pty Ltd	Services: Consumer	8.98% (SOFR +4.25%)	11/22/2019	11/26/2026	1,459	$1,450	$1,406

Total Australia						$1,450	$1,406

Canada
Avison Young Canada Inc.	Services: Business	11.47% (SOFR +7%)	08/19/2022	01/31/2026	952	$899	$852
Avison Young Canada Inc.	Services: Business	10.18% (SOFR +5.75%)	03/07/2019	01/31/2026	3,844	3,809	3,219
Bausch Health Companies	Healthcare & Pharmaceuticals	9.67% (SOFR +5.25%)	03/16/2022	02/01/2027	1,950	1,918	1,490
PNI Canada Acquireco Corp	High Tech Industries	8.88% (LIBOR +4.5%)	10/31/2018	10/31/2025	837	835	797
WildBrain Ltd.	Media: Diversified & Production	8.69% (LIBOR +4.25%)	03/19/2021	03/24/2028	1,965	1,936	1,804

Total Canada						$9,397	$8,162

Germany
VAC Germany Holding GmbH	Metals & Mining	8.73% (LIBOR +4%)	02/26/2018	03/08/2025	2,858	$2,853	$2,581

Total Germany						$2,853	$2,581

Luxembourg
Travelport Finance(19)	Services: Consumer	12.42% (LIBOR + 6.75%) (5% Cash + 1.75% PIK)	04/18/2022	05/29/2026	1,756	$1,739	$1,207
Travelport Finance	Services: Consumer	12.42% (LIBOR + 6.75%) (5% Cash + 1.75% PIK)	09/22/2020	02/28/2025	2,349	2,263	2,358

Total Luxembourg						$4,002	$3,565

Netherlands
Pegasus BidCo BV	Beverage, Food & Tobacco	8.52% (SOFR +4.25%)	05/05/2022	07/12/2029	4,000	$3,962	$3,880

Total Netherlands						$3,962	$3,880

United Kingdom
Auxey Bidco Ltd.	Services: Consumer	9.38% (LIBOR +5%)	08/07/2018	06/16/2025	5,000	$4,926	$4,794

Total United Kingdom						$4,926	$4,794

United States of America
888 Acquisitions Limited	Hotel, Gaming & Leisure	9.93% (SOFR +5.25%)	07/08/2022	07/03/2028	1,996	$1,716	$1,795
A Place for Mom Inc.	Media: Advertising, Printing & Publishing	8.88% (LIBOR +4.5%)	07/28/2017	02/10/2026	3,238	3,232	3,133
Abe Investment Holdings, Inc.	Media: Diversified & Production	8.88% (LIBOR +4.5%)	04/07/2022	02/19/2026	1,653	1,653	1,652
Advisor Group Holdings Inc	Banking, Finance, Insurance & Real Estate	8.88% (LIBOR +4.5%)	02/05/2021	07/31/2026	3,118	3,124	3,056
AG Parent Holdings LLC	High Tech Industries	9.38% (LIBOR +5%)	07/30/2019	07/31/2026	4,075	4,052	3,960
AgroFresh Inc.	Chemicals, Plastics & Rubber	10.63% (LIBOR +6.25%)	12/01/2015	12/31/2024	1,225	1,225	1,204
Alchemy US Holdco 1 LLC	Chemicals, Plastics & Rubber	9.88% (LIBOR +5.5%)	10/01/2018	10/10/2025	1,655	1,645	1,554
Allen Media, LLC	Media: Broadcasting & Subscription	10.23% (SOFR +5.5%)	07/29/2021	02/10/2027	3,409	3,393	2,807
Alpine US Bidco LLC	Beverage, Food & Tobacco	9.54% (LIBOR +5.25%)	04/28/2021	05/03/2028	1,500	1,477	1,425
Alvogen Pharma US, Inc.	Healthcare & Pharmaceuticals	12.23% (SOFR +7.5%)	09/02/2021	06/30/2025	2,990	2,894	2,632
AMCP Clean Acquisition Co LLC (19)	Wholesale	8.67% (SOFR +4.25%)	07/10/2018	06/16/2025	2,311	2,307	1,918
AMCP Clean Acquisition Co LLC (19)	Wholesale	8.67% (SOFR +4.25%)	07/10/2018	06/16/2025	559	558	464
American Achievement Corporation (3)(15)(19)	Retail	10.63% (LIBOR +6.25%)	02/11/2021	09/30/2026	1,470	—	—
American Public Education	Services: Consumer	9.88% (LIBOR +5.5%)	03/29/2021	03/29/2027	566	557	556

Logan JV Loan Portfolio as of December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (16)	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
ANI Pharmaceuticals, Inc.	Healthcare & Pharmaceuticals	10.38% (LIBOR +6%)	05/24/2021	11/19/2027	3,168	3,123	3,010
Anne Arundel Dermatology Management, LLC	Healthcare & Pharmaceuticals	9.98% (LIBOR +5.25%)	10/12/2020	10/16/2025	3,249	3,200	3,176
Ansira Holdings, Inc. (4)(18)(19)	Media: Diversified & Production	10.91% (LIBOR +6.5%)	12/20/2016	12/20/2024	2,099	2,094	1,050
Ansira Holdings, Inc. (4)(18)(19)	Media: Diversified & Production	11.27% (LIBOR +6.5%)	04/17/2018	12/20/2024	712	697	356
Ansira Holdings, Inc. (4)(18)(19)	Media: Diversified & Production	5.9% (LIBOR +2%)	11/15/2022	12/20/2024	95	16	16
Anthology / Blackboard	High Tech Industries	9.63% (LIBOR +5.25%)	10/22/2021	10/25/2028	1,781	1,722	1,581
Apex Analytix, Inc. (5)(15)	Services: Business	8.69% (SOFR +5.75%)	06/15/2022	07/22/2029	2,807	2,753	2,736
Apex Analytix, Inc. (5)(15)	Services: Business	6.5% (SOFR +5.75%)	06/15/2022	07/22/2028	317	(6)	—
Archer Systems, LLC (6)(15)	Services: Business	10.92% (SOFR +6.5%)	08/15/2022	08/11/2027	2,714	2,683	2,680
Archer Systems, LLC (6)(15)	Services: Business	11.23% (SOFR +6.5%)	08/15/2022	08/11/2027	286	(3)	—
Arcline FM Holding, LLC	Aerospace & Defense	9.48% (LIBOR +4.75%)	09/02/2021	06/23/2028	1,975	1,967	1,883
Asurion, LLC	Services: Consumer	8.68% (LIBOR +4%)	10/13/2022	08/19/2028	998	886	893
Axiom Global Inc.	Services: Business	9.04% (SOFR +4.75%)	09/25/2019	10/01/2026	2,962	2,940	2,862
BCP Qualtek Merger Sub LLC	Telecommunications	10.66% (LIBOR +6.25%)	07/16/2018	07/18/2025	3,575	3,549	2,368
Belfor Holdings Inc.	Services: Business	8.57% (SOFR +4.25%)	03/15/2022	04/06/2026	4,477	4,363	4,455
Brookfield WEC Holdings Inc	Construction & Building	8.07% (SOFR +3.75%)	05/23/2022	08/01/2025	998	965	995
Canister International Group Inc	Forest Products & Paper	9.13% (LIBOR +4.75%)	12/18/2019	12/21/2026	1,945	1,934	1,935
Cano Health, LLC	Healthcare & Pharmaceuticals	8.42% (LIBOR +4%)	06/24/2021	11/23/2027	1,965	1,961	1,568
CCI Buyer, Inc.	Services: Business	8.58% (LIBOR +4%)	02/24/2022	12/17/2027	3,965	3,899	3,798
Charlotte Buyer Inc.	Healthcare & Pharmaceuticals	9.53% (SOFR +5.25%)	10/13/2022	02/11/2028	1,000	956	950
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	11.58% (SOFR +6.75%)	07/07/2015	10/05/2023	4,437	4,435	3,772
Cloudera, Inc.	High Tech Industries	8.13% (LIBOR +3.75%)	08/10/2021	10/08/2028	2,978	2,953	2,817
CMI Marketing, Inc	Media: Advertising, Printing & Publishing	8.63% (SOFR +4.25%)	03/19/2021	03/23/2028	1,970	1,980	1,807
Confluence Technologies, Inc.	High Tech Industries	8.16% (LIBOR +3.75%)	07/22/2021	07/31/2028	2,970	2,958	2,784
Dermatology Intermediate Holdings III, Inc (7)	Healthcare & Pharmaceuticals	8.57% (SOFR +4.25%)	03/23/2022	04/02/2029	2,934	2,872	2,868
Dermatology Intermediate Holdings III, Inc (7)	Healthcare & Pharmaceuticals	8.57% (SOFR +4.25%)	03/23/2022	04/02/2029	551	484	477
Drilling Info Inc.	High Tech Industries	8.63% (LIBOR +4.25%)	07/27/2018	07/30/2025	4,308	4,300	4,157
Eisner Advisory Group LLC	Banking, Finance, Insurance & Real Estate	9.69% (LIBOR +5.25%)	08/16/2021	07/28/2028	1,975	1,960	1,876
Eliassen Group, LLC (8)	Services: Business	10.09% (LIBOR +5.5%)	03/31/2022	04/14/2028	1,626	1,611	1,609
Eliassen Group, LLC (8)	Services: Business	8.88% (SOFR +5.5%)	03/31/2022	04/14/2028	370	55	55
Empower Payments Acquisition	Services: Business	8.73% (SOFR +4%)	10/05/2018	10/11/2025	3,054	3,051	2,955
Epic Staffing Group (9)(15)	Healthcare & Pharmaceuticals	10.16% (LIBOR +5.75%)	06/27/2022	06/28/2029	2,464	2,325	2,329
Epic Staffing Group (9)(15)	Healthcare & Pharmaceuticals	10.16% (SOFR +5.75%)	06/27/2022	06/28/2029	523	(30)	—
FloWorks International LLC	Metals & Mining	10.04% (SOFR +5.75%)	02/18/2022	12/27/2028	2,488	2,466	2,313
Foley Products Co LLC	Construction & Building	9.48% (SOFR +4.75%)	02/11/2022	12/29/2028	2,977	2,951	2,885
Gastro Health Holdco, LLC	Healthcare & Pharmaceuticals	9.23% (LIBOR +4.5%)	07/02/2021	07/03/2028	2,104	2,072	2,011
Gastro Health Holdco, LLC	Healthcare & Pharmaceuticals	9.23% (SOFR +4.5%)	07/02/2021	07/03/2028	700	690	669
Global Medical Response, Inc.	Healthcare & Pharmaceuticals	8.65% (SOFR +4.25%)	03/16/2022	10/02/2025	1,980	1,935	1,399
Golden West Packaging Group LLC	Containers, Packaging & Glass	9.63% (LIBOR +5.25%)	11/29/2021	12/01/2027	1,963	1,946	1,909
Greenway Health, LLC (18)	Healthcare & Pharmaceuticals	8.48% (LIBOR +3.75%)	04/29/2022	02/16/2024	1,984	1,899	1,381
HDT Holdco, Inc.	Aerospace & Defense	10.48% (SOFR +5.75%)	06/30/2021	07/08/2027	3,700	3,627	3,159
HEXION INC	Chemicals, Plastics & Rubber	8.93% (SOFR +4.5%)	03/02/2022	03/15/2029	1,990	1,946	1,718
Highline Aftermarket Acquisition, LLC	Retail	8.88% (LIBOR +4.5%)	03/21/2022	11/09/2027	943	896	866

Logan JV Loan Portfolio as of December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (16)	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Hoffman Southwest Corporation	Environmental Industries	9.88% (LIBOR +5.5%)	05/16/2019	08/14/2023	1,288	1,286	1,249
Hornblower Sub LLC (19)	Hotel, Gaming & Leisure	8.67% (LIBOR +4.5%)	03/08/2019	04/27/2025	1,752	1,585	1,234
Hornblower Sub LLC	Hotel, Gaming & Leisure	12.63% (LIBOR +8.125%)	11/07/2022	11/10/2025	132	128	133
Hub International Limited	Banking, Finance, Insurance & Real Estate	8.25% (LIBOR +4%)	10/31/2022	10/31/2029	1,000	961	991
Imprivata Inc	High Tech Industries	8.57% (LIBOR +4.25%)	03/16/2022	12/01/2027	1,990	1,937	1,925
Integra US Bidco Inc. (12)(15)	Services: Business	9.9% (SOFR +4.75%)	10/29/2021	12/26/2025	2,428	2,406	2,391
Integra US Bidco Inc. (12)(15)	Services: Business	9.33% (LIBOR +4.75%)	10/29/2021	12/26/2025	606	(3)	—
International Textile Group Inc	Consumer goods: Durable	9.21% (SOFR +5%)	04/20/2018	05/01/2024	888	887	622
Iris Holding, Inc.	Forest Products & Paper	8.96% (LIBOR +4.75%)	06/15/2022	06/28/2028	1,247	1,156	1,137
Isagenix International LLC (18)(19)	Services: Consumer	11.35% (SOFR +7.75%)	04/26/2018	06/14/2025	1,563	1,557	475
Jack Ohio Finance	Hotel, Gaming & Leisure	9.13% (SOFR +4.75%)	04/27/2022	10/04/2028	2,977	2,938	2,925
LaserShip, Inc.	Transportation: Cargo	9.23% (SOFR +4.5%)	10/20/2021	05/07/2028	988	983	716
Lereta, LLC	High Tech Industries	9.63% (LIBOR +5.25%)	07/27/2021	07/30/2028	1,975	1,959	1,738
Lids Holdings, Inc	Retail	10.15% (LIBOR +5.5%)	12/03/2021	12/14/2026	875	861	818
Lifescan Global Corporation	Healthcare & Pharmaceuticals	9.72% (LIBOR +6%)	06/19/2018	10/01/2024	3,404	3,364	2,476
Liquid Tech Solutions Holdings, LLC	Transportation: Cargo	8.92% (SOFR +4.75%)	03/18/2021	03/20/2028	2,572	2,562	2,456
LRS Holdings LLC	Environmental Industries	8.63% (LIBOR +4.25%)	08/13/2021	08/31/2028	2,475	2,465	2,395
MAG DS Corp.	Aerospace & Defense	10.23% (LIBOR +5.5%)	09/21/2020	04/01/2027	1,157	1,119	1,065
Mavis Tire Express Services Topco Corp.	Automotive	8.5% (LIBOR +4%)	04/13/2022	05/04/2028	1,985	1,972	1,899
McAfee Enterprise	High Tech Industries	9.17% (LIBOR +4.75%)	05/03/2021	07/27/2028	2,968	2,945	2,555
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	7.98% (SOFR +3.25%)	11/16/2022	03/12/2028	1,496	1,426	1,382
Miller’s Ale House Inc	Hotel, Gaming & Leisure	11.25% (LIBOR +4.75%)	05/24/2018	05/30/2025	2,292	2,288	2,224
MRI SOFTWARE LLC	Construction & Building	10.23% (LIBOR +5.5%)	01/31/2020	02/10/2026	1,459	1,456	1,406
NAC Holding Corporation	Banking, Finance, Insurance & Real Estate	9.63% (LIBOR +5.25%)	10/02/2020	09/28/2024	2,978	2,952	2,978
NAPA Management Services Corp	Healthcare & Pharmaceuticals	9.67% (LIBOR +5.25%)	02/18/2022	02/23/2029	3,970	3,874	3,269
New Constellis Borrower LLC (18)(19)	Aerospace & Defense	15.88% (SOFR +7.5%)	03/27/2020	03/27/2024	331	319	277
New Insight Holdings Inc	Services: Business	8.84% (LIBOR +5.5%)	12/08/2017	12/20/2024	1,900	1,874	1,438
NextCare, Inc. (10)	Healthcare & Pharmaceuticals	10.23% (LIBOR +5.5%)	02/13/2018	06/30/2024	3,702	3,693	3,554
NextCare, Inc. (10)	Healthcare & Pharmaceuticals	10.23% (SOFR +5.5%)	02/13/2018	06/30/2024	627	182	176
Northern Star Holdings Inc.	Utilities: Electric	9.23% (LIBOR +4.5%)	03/28/2018	03/28/2025	4,048	4,042	3,927
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	9.64% (SOFR +5.25%)	12/01/2021	12/01/2027	2,773	2,739	2,745
Odyssey Logistics & Technology Corporation	Transportation: Cargo	8.38% (SOFR +4%)	10/06/2017	10/12/2024	1,898	1,895	1,861
Omni Intermediate Holdings, LLC (11)(15)	Transportation: Cargo	9.73% (LIBOR +5%)	11/24/2021	12/30/2026	1,865	1,852	1,837
Omni Intermediate Holdings, LLC (11)(15)	Transportation: Cargo	6% (LIBOR +5%)	11/24/2021	12/30/2026	112	—	—
Orion Business Innovations	High Tech Industries	9.23% (LIBOR +4.5%)	10/18/2018	10/21/2024	1,858	1,852	1,858
Orion Business Innovations	High Tech Industries	9.23% (LIBOR +4.5%)	03/04/2019	10/21/2024	802	800	802
Orion Business Innovations	High Tech Industries	9.23% (LIBOR +4.5%)	10/18/2018	10/21/2024	543	542	543
Osmosis Buyer Limited	Services: Consumer	8.36% (LIBOR +3.75%)	03/21/2022	07/31/2028	1,990	1,963	1,879
Output Services Group Inc (18)(19)	Services: Business	9.8% (LIBOR +5.25%) (3.75% Cash + 1.5% PIK	03/26/2018	06/29/2026	4,326	4,320	2,947
OVG Business Services, LLC	Services: Business	10.64% (LIBOR +6.25%)	10/15/2021	11/20/2028	4,471	4,348	4,203
Patriot Rail Co LLC	Transportation: Cargo	8.73% (SOFR +4%)	10/15/2019	10/19/2026	3,403	3,423	3,378
PH Beauty Holdings III, Inc.	Containers, Packaging & Glass	9.73% (LIBOR +5%)	10/04/2018	09/28/2025	2,873	2,861	2,341
Polyconcept Holding B.V.	Consumer goods: Non-Durable	10.08% (LIBOR +5.5%)	05/12/2022	05/18/2029	1,995	1,958	1,873

Logan JV Loan Portfolio as of December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (16)	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Portfolio Holding, Inc.	Banking, Finance, Insurance & Real Estate	11.15114% (LIBOR +6%)	05/14/2021	12/02/2025	1,970	1,945	1,950
Portfolio Holding, Inc.	Banking, Finance, Insurance & Real Estate	11.15% (LIBOR +6%)	11/15/2021	12/02/2025	619	610	613
Portfolio Holding, Inc.	Banking, Finance, Insurance & Real Estate	11.15% (SOFR +6%)	11/15/2021	12/02/2025	413	410	409
Portillo’s Holdings, LLC	Beverage, Food & Tobacco	9.88% (SOFR +5.5%)	11/27/2019	09/06/2024	1,935	1,928	1,927
Precisely	High Tech Industries	8.36% (LIBOR +4%)	03/16/2022	04/24/2028	2,965	2,942	2,463
Premier Dental Services, Inc. (15)	Healthcare & Pharmaceuticals	9.23% (LIBOR +4.5%)	08/11/2021	08/18/2028	1,797	1,789	1,652
Premier Dental Services, Inc. (15)	Healthcare & Pharmaceuticals	9.23% (SOFR +4.5%)	08/11/2021	08/18/2028	184	183	169
Prince International Corporation	Chemicals, Plastics & Rubber	8.49% (LIBOR +4.25%)	05/27/2022	04/23/2029	998	905	848
Project Castle, Inc.	Capital Equipment	10.09% (SOFR +5.5%)	06/09/2022	06/01/2029	1,394	1,258	1,134
Pure Fishing Inc	Consumer goods: Non-Durable	8.88% (SOFR +4.5%)	12/20/2018	12/22/2025	1,155	1,135	773
Quest Software	High Tech Industries	8.49% (LIBOR +4.25%)	03/21/2022	02/01/2029	1,995	1,968	1,548
Reedy Industries Inc. (13)(15)	Services: Consumer	9.23% (LIBOR +4.5%)	08/24/2021	08/31/2028	1,715	1,709	1,621
Reedy Industries Inc. (13)(15)	Services: Consumer	5.25% (LIBOR +4.5%)	08/24/2021	08/31/2028	268	(1)	—
Restaurant Technologies, Inc.	Services: Business	8.83% (LIBOR +4.25%)	03/17/2022	04/02/2029	1,985	1,941	1,954
RLG Holdings, LLC	Containers, Packaging & Glass	8.83% (LIBOR +5%)	09/20/2022	07/07/2028	998	940	943
Rocket Software, Inc.	High Tech Industries	8.63% (LIBOR +4.25%)	03/16/2022	11/28/2025	1,979	1,954	1,908
R-Pac International Corp (14)(15)	Containers, Packaging & Glass	10.38% (LIBOR +6%)	11/23/2021	12/29/2027	2,978	2,928	2,918
R-Pac International Corp (14)(15)	Containers, Packaging & Glass	10.38% (SOFR +6%)	11/23/2021	12/29/2027	373	(6)	—
RSA Security LLC	High Tech Industries	9.11% (SOFR +4.75%)	04/16/2021	04/27/2028	1,975	1,964	1,377
RXB Holdings, Inc.	Services: Business	8.72% (LIBOR +4.5%)	07/28/2021	12/20/2027	1,970	1,966	1,867
Sinclair Television Group, Inc.	Media: Broadcasting & Subscription	8.17% (SOFR +3.75%)	04/13/2022	04/21/2029	2,985	2,904	2,845
Skillsoft Corp.	High Tech Industries	9.58% (LIBOR +5.25%)	03/25/2022	07/14/2028	1,887	1,857	1,583
Smyrna Ready Mix Concrete LLC	Hotel, Gaming & Leisure	8.67% (LIBOR +4.25%)	03/24/2022	04/02/2029	2,987	2,903	2,935
Solenis International LP	Chemicals, Plastics & Rubber	9.18% (SOFR +4.5%)	03/31/2022	11/09/2028	1,985	1,950	1,931
Solera Holdings Inc	High Tech Industries	8.73% (SOFR +4%)	03/16/2022	06/02/2028	1,980	1,954	1,812
SPX FLOW INC	Capital Equipment	8.92% (LIBOR +4.5%)	03/18/2022	04/05/2029	1,995	1,932	1,869
Stats, LLC	Hotel, Gaming & Leisure	9.9% (LIBOR +5.25%)	03/30/2022	07/10/2026	3,468	3,449	3,217
Teneo Holdings LLC	Services: Business	9.67% (LIBOR +5.25%)	07/15/2019	07/11/2025	4,450	4,394	4,294
TIBCO Software	High Tech Industries	9.18% (LIBOR +4.5%)	09/20/2022	03/30/2029	588	537	527
TouchTunes	Media: Diversified & Production	8.98% (LIBOR +5%)	04/22/2022	04/02/2029	2,993	2,965	2,918
Upstream Newco, Inc.	Healthcare & Pharmaceuticals	9.09% (SOFR +4.25%)	07/22/2021	11/20/2026	3,838	3,829	3,336
Veracode (Mitnick Corporate Purchaser Inc)	High Tech Industries	8.94% (SOFR +4.75%)	04/20/2022	05/02/2029	1,995	1,986	1,874
VeriFone Systems, Inc.	Services: Business	8.36% (SOFR +4%)	03/16/2022	08/20/2025	1,984	1,933	1,829
W3 Topco LLC	Energy: Oil & Gas	10.75% (SOFR +6%)	08/13/2019	08/16/2025	591	574	563
Women’s Care Holdings, Inc.	Services: Consumer	7.87% (LIBOR +4.5%)	05/20/2022	01/15/2028	1,489	1,444	1,399
Yak Access LLC	Energy: Oil & Gas	12.48% (SOFR +7.25%)	11/02/2022	01/27/2023	115	114	117
Yak Access LLC	Energy: Oil & Gas	9.73% (SOFR +5%)	06/29/2018	07/11/2025	2,475	2,448	1,052
Zayo Group Holdings, Inc.	Telecommunications	8.57% (LIBOR +4.25%)	04/29/2022	03/09/2027	1,985	1,941	1,657
Zenith American Holding, Inc.	Services: Business	9.62% (SOFR +5.25%)	03/11/2019	12/13/2024	115	115	115
Zenith American Holding, Inc.	Services: Business	9.98% (SOFR +5.25%)	03/11/2019	12/13/2024	2,437	2,434	2,431

Total United States of America						$270,772	$248,760

Total Senior Secured First Lien Term Loans						$297,362	$273,148

Logan JV Loan Portfolio as of December 31, 2022

(dollar amounts in thousands)

Type of Investment/ Portfolio company (16)	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Second Lien Term Loans
United States of America
ASP MSG Acquisition Co Inc	Beverage, Food & Tobacco	12.23% (LIBOR +7.5%)	06/23/2021	02/16/2026	2,000	$1,980	$2,010
New Constellis Borrower LLC	Aerospace & Defense	15.38% (LIBOR +11%)	03/27/2020	03/27/2025	282	136	141
SonicWALL Inc	High Tech Industries	12.2% (LIBOR +7.5%)	04/13/2022	05/18/2026	1,000	985	930

Total United States of America						$3,101	$3,081

Total Second Lien Term Loans						$3,101	$3,081

Total Investments						$300,463	$276,229

Cash equivalents
Dreyfus Government Cash Management Fund						16,549	16,549
Other cash accounts						2,383	2,383

Total Cash equivalents						$18,932	$18,932

Logan JV Loan Portfolio as of December 31, 2022

(dollar amounts in thousands)

(1)

Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR or 30-day, 90-day or 180-day SOFR rates, at the borrower’s option. LIBOR or SOFR rates may be subject to interest rate floors.

(2)	Represents fair value in accordance with ASC Topic 820.
(3)	Represents a revolver commitment of $1,470, which was unfunded as of December 31, 2022. Issuer pays 0.75% unfunded commitment fee on revolver term loan and/or revolving loan facilities.
(4)

Represents a delayed draw commitment of $95 of which $79 was unfunded as of December 31, 2022. Unfunded amounts of a delayed draw position have a rate other than the contractual fully funded rate. Issuer pays 5.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(5)

Represents a revolver commitment of $317, which was unfunded as of December 31, 2022. Unfunded amounts of a revolver position have a rate other than the contractual fully funded rate. Issuer pays 0.5% unfunded commitment fee on revolver term loan and/or revolving loan facilities.

(6)	Represents a revolver commitment of $286, which was unfunded as of December 31, 2022. Issuer pays 0.5% unfunded commitment fee on revolver term loan and/or revolving loan facilities.
(7)

Represents a delayed draw commitment of $551, of which $61 was unfunded as of December 31, 2022. Unfunded amounts of a delayed draw position have a rate other than the contractual fully funded rate. Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(8)	Represents a delayed draw commitment of $370, of which $315 was unfunded as of December 31, 2022. Issuer pays 1.0% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)	Represents a delayed draw commitment of $523, which was unfunded as of December 31, 2022. Issuer pays 1.0% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(10)

Represents a delayed draw commitment of $627, of which $444 was unfunded as of December 31, 2022. Unfunded amounts of a delayed draw position have a rate other than the contractual fully funded rate. Issuer pays 1.0% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(11)	Represents a delayed draw commitment of $112, which was unfunded as of December 31, 2022. Issuer pays 1.0% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(12)	Represents a delayed draw commitment of $606, which was unfunded as of December 31, 2022. Issuer pays 1.0% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(13)	Represents a delayed draw commitment of $268, which was unfunded as of December 31, 2022. Issuer pays 4.5% unfunded commitment fee on delayed draw term.
(14)	Represents a delayed draw commitment of $373 which was unfunded as of December 31, 2022. Issuer pays 0.5% unfunded commitment fee on delayed draw term.
(15)	Unfunded amount will start to accrue interest when the position is funded. LIBOR or SOFR rate as of December 31, 2022 or LIBOR or SOFR floor is shown to reflect possible projected interest rate.
(16)	All investments are pledged as collateral for CLO asset backed debt unless otherwise noted.
(17)

Variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to the LIBOR or SOFR rate, at the borrower’s option, which reset periodically. For each such loan, the Company has provided the interest rate in effect on the most recent reset date. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread.

(18)	Loan is on non-accrual as of December 31, 2022.
(19)	Loan is is not pledged as collateral for CLO asset backed debt.

Logan JV Loan Portfolio as of December 31, 2021

(dollar amounts in thousands)

Type of Investment/ Portfolio company (16)	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Senior Secured First Lien Term Loans
Australia
Ticketek Pty Ltd	Services: Consumer	5% (LIBOR +4.25%)	11/22/2019	11/26/2026	1,474	$1,463	$1,432

Total Australia						$1,463	$1,432

Canada
Avison Young Canada Inc.	Services: Business	5.97% (LIBOR +5.75%)	03/07/2019	01/31/2026	3,884	$3,836	$3,863
PNI Canada Acquireco Corp	High Tech Industries	4.6% (LIBOR +4.5%)	10/31/2018	10/31/2025	1,597	1,593	1,596
WildBrain Ltd.	Media: Diversified & Production	5% (LIBOR +4.25%)	03/19/2021	03/24/2028	1,985	1,950	1,983

Total Canada						$7,379	$7,442

Germany
Rhodia Acetow	Consumer goods: Non-Durable	6.5% (LIBOR +5.5%)	04/21/2017	05/31/2023	955	$952	$895
VAC Germany Holding GmbH	Metals & Mining	5% (LIBOR +4%)	02/26/2018	03/08/2025	2,888	2,881	2,823

Total Germany						$3,833	$3,718

Luxembourg
Travelport Finance (Luxembourg) S.a r.l.	Services: Consumer	2.5% (LIBOR +1.5%)	09/22/2020	02/28/2025	2,184	2,058	2,251
Travelport Finance (Luxembourg) S.a r.l.	Services: Consumer	5.22% (LIBOR +5%)	09/22/2020	05/29/2026	1,745	1,723	1,458

Total Luxembourg						$3,781	$3,709

United Kingdom
Auxey Bidco Ltd.	Services: Consumer	5.16% (LIBOR +5%)	08/07/2018	06/16/2025	5,000	$4,896	$4,843
EG Group	Retail	4.22% (LIBOR +4%)	03/23/2018	02/07/2025	2,759	2,753	2,753

Total United Kingdom						$7,649	$7,596

United States of America
A Place for Mom Inc	Media: Advertising, Printing & Publishing	4.75% (LIBOR +3.75%)	07/28/2017	8/10/2024	3,830	$3,822	$3,777
Advanced Integration Technology LP	Aerospace & Defense	5.75% (LIBOR +4.75%)	07/15/2016	04/03/2023	1,895	1,892	1,782
Advisor Group Holdings Inc	Fire: Finance	4.6% (LIBOR +4.5%)	02/05/2021	07/31/2026	3,150	3,158	3,163
AG Parent Holdings LLC	High Tech Industries	5.1% (LIBOR +5%)	07/30/2019	07/31/2026	2,613	2,596	2,610

Logan JV Loan Portfolio as of December 31, 2021

(dollar amounts in thousands)

Type of Investment/ Portfolio company (16)	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
AgroFresh Inc.	Chemicals, Plastics & Rubber	7.25% (LIBOR +6.25%)	12/01/2015	12/31/2024	1,238	1,237	1,249
Alcami Carolinas Corp	Healthcare & Pharmaceuticals	4.39% (LIBOR +4.25%)	07/09/2018	7/12/2025	3,870	3,860	3,551
Alchemy US Holdco 1 LLC	Chemicals, Plastics & Rubber	5.6% (LIBOR +5.5%)	10/01/2018	10/10/2025	1,655	1,641	1,656
Allen Media, LLC	Media: Broadcasting & Subscription	5.72% (LIBOR +5.5%)	07/29/2021	02/10/2027	3,445	3,423	3,448
Alpine US Bidco LLC	Beverage, Food & Tobacco	6% (LIBOR +5.25%)	04/28/2021	04/13/2028	1,508	1,480	1,504
Alvogen Pharma US, Inc.	Healthcare & Pharmaceuticals	6.25% (LIBOR +5.25%)	09/02/2021	12/31/2023	3,148	3,052	3,018
AMCP Clean Acquisition Co LLC	Wholesale	4.35% (LIBOR +4.25%)	07/10/2018	06/15/2025	2,335	2,329	1,951
AMCP Clean Acquisition Co LLC	Wholesale	4.35% (LIBOR +4.25%)	07/10/2018	06/15/2025	565	564	472
American Achievement Corporation(3) (15)	Retail	7.25% (LIBOR +6.25%)	02/11/2021	09/30/2026	1,470	—	—
American Public Education	Services: Consumer	6.25% (LIBOR +5.5%)	03/29/2021	09/01/2027	988	969	980
ANI Pharmaceuticals, Inc.	Healthcare & Pharmaceuticals	6.75% (LIBOR +6%)	05/24/2021	05/24/2027	2,000	1,961	2,009
Anne Arundel Dermatology Management, LLC (4)	Healthcare & Pharmaceuticals	7% (LIBOR +6%)	10/12/2020	10/16/2025	1,358	1,233	1,234
Anne Arundel Dermatology Management, LLC (5) (15)	Healthcare & Pharmaceuticals	8.75% (LIBOR +6.5%)	10/12/2020	10/16/2025	451	(7)	—
Anne Arundel Dermatology Management, LLC	Healthcare & Pharmaceuticals	7.5% (LIBOR +6.5%)	10/12/2020	10/16/2025	2,028	1,997	1,995
Ansira Holdings, Inc.	Media: Diversified & Production	7.5% (LIBOR +6.5%)	04/17/2018	12/20/2024	682	680	545
Ansira Holdings, Inc.	Media: Diversified & Production	7.5% (LIBOR +6.5%)	12/20/2016	12/20/2024	2,046	2,039	1,637
Anthology / Blackboard	High Tech Industries	5.75% (LIBOR +5.25%)	10/22/2021	10/25/2028	1,500	1,449	1,476
Arcline FM Holding, LLC	Aerospace & Defense	5.5% (LIBOR +4.75%)	09/02/2021	06/23/2028	1,995	1,985	1,996
Ascend Performance Materials Operations LLC	Chemicals, Plastics & Rubber	5.5% (LIBOR +4.75%)	08/16/2019	08/27/2026	862	851	868
Axiom Global Inc.	Services: Business	5.5% (LIBOR +4.75%)	09/25/2019	10/01/2026	2,992	2,964	2,947
BCP Qualtek Merger Sub LLC	Telecommunications	7.25% (LIBOR +6.25%)	07/16/2018	07/18/2025	3,675	3,638	3,634
Brand Energy & Infrastructure Services, Inc.	Energy: Oil & Gas	5.25% (LIBOR +4.25%)	06/16/2017	06/21/2024	2,865	2,855	2,809
Canister International Group Inc	Forest Products & Paper	4.85% (LIBOR +4.75%)	12/18/2019	12/21/2026	1,965	1,951	1,974
Cano Health, LLC	Healthcare & Pharmaceuticals	5.25% (LIBOR +4.5%)	06/24/2021	11/23/2027	1,985	1,980	1,987
Clear Balance Holdings, LLC	Fire: Finance	6.75% (LIBOR +5.75%)	07/07/2015	10/05/2023	4,529	4,523	4,348
Cloudera, Inc.	High Tech Industries	4.25% (LIBOR +3.75%)	08/10/2021	10/08/2028	3,000	2,971	2,996
CMI Marketing, Inc	Media: Advertising, Printing & Publishing	4.75% (LIBOR +4.25%)	03/19/2021	03/23/2028	1,990	2,002	2,012
Confluence Technologies, Inc.	High Tech Industries	4.25% (LIBOR +3.75%)	07/22/2021	07/31/2028	3,000	2,986	2,993
Conyers Park Parent Merger Sub Inc	Beverage, Food & Tobacco	4.75% (LIBOR +3.75%)	06/21/2017	07/07/2024	1,287	1,285	1,298
Drilling Info Inc.	High Tech Industries	4.35% (LIBOR +4.25%)	07/27/2018	07/30/2025	4,353	4,342	4,310
Eisner Advisory Group LLC	Banking, Finance, Insurance & Real Estate	7.5% (LIBOR +6.75%)	08/16/2021	07/28/2028	182	180	182
Eisner Advisory Group LLC	Banking, Finance, Insurance & Real Estate	6% (LIBOR +5.25%)	08/16/2021	08/13/2028	1,813	1,795	1,818
Eliassen Group, LLC	Services: Business	4.35% (LIBOR +4.25%)	10/19/2018	11/05/2024	4,597	4,586	4,551
Empower Payments Acquisition	Services: Business	4.47% (LIBOR +4.25%)	10/05/2018	10/05/2025	3,880	3,875	3,895
EyeSouth (6) (15)	Healthcare & Pharmaceuticals	5.25% (LIBOR +4.5%)	03/15/2021	03/21/2028	295	(1)	1
EyeSouth	Healthcare & Pharmaceuticals	5.25% (LIBOR +4.5%)	03/15/2021	03/12/2028	1,696	1,692	1,701
Gastro Health Holdco, LLC (7)	Healthcare & Pharmaceuticals	5.25% (LIBOR +4.5%)	07/02/2021	07/03/2028	333	268	272
Gastro Health Holdco, LLC	Healthcare & Pharmaceuticals	5.25% (LIBOR +4.5%)	07/02/2021	07/03/2028	998	993	1,005
Gold Standard Baking, Inc.(17)	Wholesale	7.5% (LIBOR +6.5%)	05/19/2015	07/23/2022	2,096	1,674	94
Golden West Packaging Group LLC	Containers, Packaging & Glass	6% (LIBOR +5.25%)	11/29/2021	12/01/2027	2,000	1,980	1,990
HDT Holdco, Inc.	Aerospace & Defense	6.5% (LIBOR +5.75%)	06/30/2021	07/08/2027	3,900	3,806	3,866
Hoffman Southwest Corporation	Environmental Industries	6% (LIBOR +5%)	05/16/2019	08/14/2023	1,362	1,356	1,334
Hornblower Sub LLC	Hotel, Gaming & Leisure	5.5% (LIBOR +4.5%)	03/08/2019	04/28/2025	1,771	1,539	1,676
International Textile Group Inc	Consumer goods: Durable	5.13% (LIBOR +5%)	04/20/2018	05/01/2024	913	911	848
Isagenix International LLC	Services: Consumer	6.75% (LIBOR +5.75%)	04/26/2018	06/14/2025	1,605	1,597	1,202
LaserShip, Inc.	Transportation: Cargo	5.25% (LIBOR +4.5%)	10/20/2021	04/30/2028	998	993	1,000
Lereta, LLC	Fire: Real Estate	6% (LIBOR +5.25%)	07/27/2021	07/27/2028	1,995	1,976	1,997
Lids Holdings, Inc	Retail	5.55% (LIBOR +0%)	12/03/2021	12/03/2026	1,000	980	985
Lifescan Global Corporation	Healthcare & Pharmaceuticals	6.13% (LIBOR +6%)	06/19/2018	10/01/2024	2,735	2,707	2,680

Logan JV Loan Portfolio as of December 31, 2021

(dollar amounts in thousands)

Type of Investment/ Portfolio company (16)	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Liquid Tech Solutions Holdings, LLC	Transportation: Cargo	5.5% (LIBOR +4.75%)	03/18/2021	03/11/2028	2,987	2,974	2,987
LRS Holdings LLC	Environmental Industries	4.75% (LIBOR +4.25%)	08/13/2021	08/12/2028	2,500	2,488	2,503
MAG DS Corp.	Aerospace & Defense	6.5% (LIBOR +5.5%)	09/21/2020	04/01/2027	1,191	1,143	1,096
McAfee Enterprise	High Tech Industries	5.75% (LIBOR +5%)	05/03/2021	07/27/2028	2,991	2,963	2,987
Miller’s Ale House Inc	Hotel, Gaming & Leisure	4.85% (LIBOR +4.75%)	05/24/2018	05/21/2025	2,316	2,310	2,234
MRI Software LLC	Construction & Building	6.5% (LIBOR +5.5%)	01/31/2020	02/10/2026	1,474	1,470	1,473
NAC Holding Corporation	Fire: Insurance	6% (LIBOR +5%)	10/02/2020	09/28/2024	3,836	3,783	3,836
New Constellis Borrower LLC	Aerospace & Defense	8.5% (LIBOR +7.5%)	03/27/2020	03/27/2024	331	316	324
New Insight Holdings Inc	Services: Business	6.5% (LIBOR +5.5%)	12/08/2017	12/20/2024	1,920	1,879	1,899
NextCare, Inc. (8)	Healthcare & Pharmaceuticals	5.25% (LIBOR +4.25%)	02/13/2018	06/30/2024	629	115	117
NextCare, Inc.	Healthcare & Pharmaceuticals	5.25% (LIBOR +4.25%)	02/13/2018	06/30/2024	3,740	3,725	3,721
Northern Star Holdings Inc.	Utilities: Electric	5.75% (LIBOR +4.75%)	03/28/2018	03/28/2025	4,091	4,081	4,101
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	6.5% (LIBOR +5.5%)	12/01/2021	11/30/2027	2,850	2,808	2,807
Odyssey Logistics & Technology Corporation	Transportation: Cargo	5% (LIBOR +4%)	10/06/2017	10/12/2024	1,918	1,913	1,904
Omni Logistics	Transportation: Cargo	6% (LIBOR +5%)	11/24/2021	11/30/2027	172	171	171
Omni Logistics (9)	Transportation: Cargo	6% (LIBOR +5%)	11/24/2021	11/30/2027	203	9	9
Omni Logistics	Transportation: Cargo	6% (LIBOR +5%)	11/24/2021	12/30/2026	1,620	1,604	1,608
Options Technology (10) (15)	Services: Business	4.8% (LIBOR +4.75%)	10/29/2021	12/26/2025	606	(4)	(4)
Options Technology	Services: Business	5.75% (LIBOR +4.75%)	10/29/2021	12/27/2025	2,452	2,423	2,421
Orion Business Innovations	High Tech Industries	5.5% (LIBOR +4.5%)	10/18/2018	10/19/2024	549	546	549
Orion Business Innovations	High Tech Industries	5.5% (LIBOR +4.5%)	03/04/2019	10/21/2024	810	806	810
Orion Business Innovations	High Tech Industries	5.5% (LIBOR +4.5%)	10/18/2018	10/19/2024	1,877	1,869	1,877
Output Services Group Inc	Services: Business	5.5% (LIBOR +4.5%)	03/26/2018	03/21/2024	4,322	4,314	3,720
OVG Business Services, LLC	Services: Business	7.25% (LIBOR +6.25%)	10/15/2021	11/20/2028	2,500	2,475	2,475
Patriot Rail Co LLC	Transportation: Cargo	4.25% (LIBOR +4%)	02/24/2021	10/19/2026	3,439	3,463	3,456
PH Beauty Holdings III, Inc.	Containers, Packaging & Glass	5.18% (LIBOR +5%)	10/04/2018	09/28/2025	2,903	2,887	2,743
PLH Group Inc	Energy: Oil & Gas	6.15% (LIBOR +6%)	08/01/2018	07/25/2023	3,384	3,357	3,354
Portfolio Holding, Inc.	Banking, Finance, Insurance & Real Estate	7% (LIBOR +6%)	05/14/2021	12/02/2025	1,990	1,956	1,990
Portfolio Holding, Inc. (11)	Banking, Finance, Insurance & Real Estate	7% (LIBOR +6%)	11/15/2021	12/02/2025	417	221	225
Portfolio Holding, Inc.	Banking, Finance, Insurance & Real Estate	7% (LIBOR +6%)	11/15/2021	12/02/2025	625	613	625
Portillo’s Holdings, LLC	Beverage, Food & Tobacco	6.5% (LIBOR +5.5%)	11/27/2019	09/06/2024	1,955	1,944	1,961
Precisely	High Tech Industries	4.75% (LIBOR +4%)	06/24/2021	04/24/2028	1,995	1,986	1,995
Premier Dental Services, Inc. (12)	Healthcare & Pharmaceuticals	5.25% (LIBOR +4.5%)	08/11/2021	08/18/2028	185	77	78
Premier Dental Services, Inc.	Healthcare & Pharmaceuticals	5.25% (LIBOR +4.5%)	08/11/2021	08/18/2028	1,815	1,806	1,818
Pure Fishing Inc	Consumer goods: Non-Durable	4.6% (LIBOR +4.5%)	12/20/2018	12/22/2025	1,167	1,140	1,135
Quidditch Acquisition Inc	Beverage, Food & Tobacco	8% (LIBOR +7%)	03/16/2018	03/21/2025	983	974	970
Red Ventures, LLC	Media: Advertising, Printing & Publishing	2.6% (LIBOR +2.5%)	10/18/2017	11/08/2024	1,977	1,969	1,968
Reedy Industries Inc. (13) (15)	Services: Consumer	5.25% (LIBOR +4.5%)	08/24/2021	08/31/2028	299	(1)	—
Reedy Industries Inc.	Services: Consumer	5.25% (LIBOR +4.5%)	08/24/2021	08/31/2028	1,701	1,693	1,701
R-Pac International Corp (14)	Containers, Packaging & Glass	6.75% (LIBOR +6%)	11/23/2021	01/15/2028	373	67	67
R-Pac International Corp	Containers, Packaging & Glass	6.75% (LIBOR +6%)	11/23/2021	01/15/2028	3,000	2,940	2,940
RSA Security LLC	High Tech Industries	5.5% (LIBOR +4.75%)	04/16/2021	04/27/2028	1,995	1,982	1,911
RXB Holdings, Inc.	Services: Business	5.25% (LIBOR +4.5%)	07/28/2021	12/20/2027	1,990	1,985	1,996
StubHub	High Tech Industries	4.75% (LIBOR +4.25%)	07/21/2021	02/12/2027	1,496	1,489	1,496

Logan JV Loan Portfolio as of December 31, 2021

(dollar amounts in thousands)

Type of Investment/ Portfolio company (16)	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Teneo Holdings LLC	Services: Business	6.25% (LIBOR +5.25%)	07/15/2019	07/11/2025	3,194	3,138	3,208
Titan Sub LLC	Aerospace & Defense	5.1% (LIBOR +5%)	09/19/2019	09/21/2026	3,192	3,168	3,201
Upstream Newco, Inc.	Healthcare & Pharmaceuticals	4.35% (LIBOR +4.25%)	07/22/2021	11/20/2026	3,877	3,866	3,887
W3 Topco LLC	Energy: Oil & Gas	7% (LIBOR +6%)	08/13/2019	08/16/2025	1,775	1,700	1,757
Yak Access LLC	Energy: Oil & Gas	5.18% (LIBOR +5%)	06/29/2018	07/11/2025	2,588	2,548	2,328
Zenith American Holding, Inc.	Services: Business	6.25% (LIBOR +5.25%)	03/11/2019	12/13/2024	2,476	2,473	2,476
Zenith American Holding, Inc.	Services: Business	6.25% (LIBOR +5.25%)	03/11/2019	12/13/2024	123	122	123

Total United States of America						$202,359	$198,360

Total Senior Secured First Lien Term Loans						$226,464	$222,257

Second Lien Term Loans
United States of America
ASP MSG Acquisition Co Inc	Beverage, Food & Tobacco	8.25% (LIBOR +7.5%)	06/23/2021	08/16/2025	2,000	$1,974	$2,010
New Constellis Borrower LLC	Aerospace & Defense	12% (LIBOR +11%)	03/27/2020	03/27/2025	282	121	182
Total United States of America						$2,095	$2,192

Total Second Lien Term Loans						$2,095	$2,192

Total Investments						$228,559	$224,449

Cash equivalents
Dreyfus Government Cash Management Fund						14,985	14,985
Other cash accounts						735	735

Total Cash equivalents						$15,720	$15,720

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)	Represents a revolver commitment of $1,470, which was unfunded as of December 31, 2021. Issuer pays 0.75% unfunded commitment fee on revolver term loan and/or revolving loan facilities.
(4)

Represents a delayed draw commitment of $1,358, of which $104 was unfunded as of December 31, 2021. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(5)	Represents a revolver commitment of $451, which was unfunded as of December 31, 2021. Issuer pays 0.5% unfunded commitment fee on revolver term loan and/or revolving loan facilities.
(6)	Represents a delayed draw commitment of $295, which was unfunded as of December 31, 2021. Issuer pays 4.5% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(7)

Represents a delayed draw commitment of $333, of which $63 was unfunded as of December 31, 2021. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 4.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(8)

Represents a delayed draw commitment of $629, of which $512 was unfunded as of December 31, 2021. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(9)

Represents a delayed draw commitment of $203, of which $193 was unfunded as of December 31, 2021. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

Logan JV Loan Portfolio as of December 31, 2021

(dollar amounts in thousands)

(10)	Represents a delayed draw commitment of $606, which was unfunded as of December 31, 2021. Issuer pays 1.0% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(11)

Represents a delayed draw commitment of $417, of which $197 was unfunded as of December 31, 2021. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(12)

Represents a delayed draw commitment of $185, of which $107 was unfunded as of December 31, 2021. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 4.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(13)	Represents a revolver commitment of $299, which was unfunded as of December 31, 2021. Issuer pays 4.5% unfunded commitment fee on revolver term loan and/or revolving loan facilities.
(14)	Represents a revolver commitment of $373, of which $299 was unfunded as of December 31, 2021. Issuer pays 0.5% unfunded commitment fee on revolver term loan and/or revolving loan facilities.
(15)	Unfunded amount will start to accrue interest when the position is funded. 3 month LIBOR as of December 31, 2021 or LIBOR floor is shown to reflect possible projected interest rate
(16)	All investments are pledged as collateral for loans payable unless otherwise noted.
(17)	Loan was on non-accrual as of December 31, 2021.

Logan JV Summarized Financial Information:

Below is certain summarized financial information for Logan JV as of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020:

Selected Balance Sheet Information:

	As of December 31, 2022	As of December 31, 2021
	(Dollars in thousands)	(Dollars in thousands)
Assets:
Investments at fair value (cost of $300,463 and $228,559, respectively)	$276,229	$224,449
Cash	18,932	15,720
Other assets	2,492	834

Total assets	$297,653	$241,003

Liabilities:
CLO asset-backed debt, net	$240,522	$—
Loans payable, net	—	145,782
Distribution payable	3,400	2,900
Other liabilities	2,577	1,317

Total liabilities	$246,499	$149,999

Members’ capital	$51,154	$91,004

Total liabilities and members’ capital	$297,653	$241,003

Selected Statement of Operations Information:

	For the year ended December, 31 2022	For the year ended December, 31 2021	For the year ended December, 31 2020
	(Dollars in thousands)	(Dollars in thousands)	(Dollars in thousands)
Interest income	$20,882	$14,346	$17,887
Fee income	152	172	175

Total revenues	21,034	14,518	18,062
Credit facility expenses, and interest on asset-backed debt and credit facility (1)	$11,560	$5,851	$8,179
Management fees	848	$—	$—
Other fees and expenses	460	380	386

Total expenses	12,868	6,231	8,565

Less - management fee rebates	(848)	—	—

Net expenses	12,020	6,231	8,565

Net investment income	9,014	8,287	9,497
Net realized gain (loss)	(1,939)	44	(11,356)
Net change in unrealized (depreciation) appreciation on investments	(20,124)	6,007	(2,216)

Net increase in members’ capital from operations	$(13,049)	$14,338	$(4,075)

(1)

As of December 31, 2022, Logan JV had $242,500 of outstanding debt under the CLO asset-backed debt with an effective interest rate of 5.73% per annum. As of December 31, 2021, Logan JV had $147,041 of outstanding debt under the credit facility with an effective interest rate of 2.88% per annum.

Revolving and Unfunded Delayed Draw Loans

For the Company’s investments in revolving and delayed draw loans, the cost basis of the investments purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative value until it is offset by the future amounts called and funded.

4.	Related Party Transactions

Investment Management Agreement

On January 28, 2020, the Company’s Board unanimously approved an interim investment management agreement (the “Interim Investment Management Agreement”) and an Investment Management Agreement (the “Investment Management Agreement”) between the Company and the Advisor, both of which included substantially the same terms as the amended and restated investment management agreement which became effective on June 14, 2019 (the “Prior Investment Management Agreement”). The Interim Investment Management Agreement became effective January 31, 2020. The Investment Management Agreement became effective May 28, 2020 upon stockholder approval obtained at a special stockholder meeting held on such date and the Interim Investment Management Agreement terminated immediately. The Investment Management Agreement, the Interim Investment Agreement and the Prior Investment Management Agreement are collectively referred to as the Investment Management Agreements. Consistent with the terms under the Prior Investment Management Agreement, under the Interim Investment Management Agreement and the Investment Management Agreement, the Advisor, subject to the overall supervision of the Company’s board of directors, manages the day-to-day operations of and provides investment advisory services to the Company.

Base Management Fee

For the years ended December 31, 2022, 2021 and 2020, the base management fee was calculated at an annual rate of 1.0% of the Company’s gross assets payable quarterly in arrears on a calendar quarter basis. The 1.0% rate is pursuant to the Investment Management Agreements.

On March 3, 2020, the Company approved a proposal from the Advisor to irrevocably waive management and incentive fees for the Company for the period from July 1, 2020 through December 31, 2020. The Advisor subsequently agreed to extend the management and incentive fee waiver through March 31, 2021.

On May 5, 2022, the Company approved a proposal from the Advisor to irrevocably waive $400 of the base management fee earned for the three month period ended March 31, 2022.

On August 5, 2022, the Company approved a proposal from the Advisor to irrevocably waive $1,043 of the base management fee earned for the three month period ended June 30, 2022.

For purposes of calculating the base management fee, “gross assets” is determined as the value of the Company’s assets without deduction for any liabilities. The base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the years ended December 31, 2022, 2021 and 2020, the Company incurred base management fees of $2,558, $3,953 and $3,719, respectively, net of management fees waived of $1,443, $879 and $1,819, respectively. As of December 31, 2022 and 2021, $956 and $1,063, respectively, was payable to the Advisor.

Incentive Fee

The incentive fee consists of two components as described in detail below: incentive fee on ordinary income and incentive fee on capital gains. The two components are determined independent of each other.

Incentive Fee on Ordinary Income

The incentive fee on ordinary income is calculated by reference to the Company’s aggregate Pre-incentive fee net investment income (as described below) for the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”). Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we may receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement discussed below), interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses not charged to operations and excluding reversals of the incentive fee solely to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income not yet received in cash; provided, however, that the portion of the incentive fee attributable to deferred interest features shall be paid, together with interest thereon from the date of deferral to the date of payment at the prime rate published from time to time by the Wall Street Journal or, in the absence thereof, a bank chosen by the board of directors, only if and to the extent received in cash, and any accrual thereof shall be reversed if and to the extent such interest is reversed in connection with any write off or similar permanent impairment of the investment giving rise to any deferred interest accrual, applied in each case in the order such interest was accrued. Pre-incentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarter Period. The hurdle amount for incentive fee based on pre-incentive fee net investment income is determined on a quarterly basis and equal to 2.0% (8.0% annualized) multiplied by the net asset value attributable to the Company’s common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarter Period (also referred to as “hurdle rate”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by the Company of shares of our common stock, including issuances pursuant to its dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarter Period.

The incentive fee based on pre-incentive net investment income for the relevant Trailing Twelve Quarter Period in each calendar quarter will be determined as follows:

•	The Advisor receives no incentive fee for any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the hurdle rate;

•

Subject to the Incentive Fee Cap (as defined below), the Advisor receives 100% of the Company’s pre-incentive fee net investment income for the Trailing Twelve Quarters with respect to that portion of the pre-incentive net investment income for such quarter, if any, that exceeds the hurdle rate but is less than 2.5% (10.0% annualized) (also referred to as the “catch-up” provision); and

•

17.5% of the Company’s pre-incentive fee net investment income for the Trailing Twelve Quarter Period with respect to that portion of the pre-incentive fee net investment income for such quarter, if any, that exceeds 2.5% (10.0% annualized).

The amount of the incentive fee on pre-incentive net investment income that will be paid for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on ordinary income that were paid in respect of the eleven preceding calendar quarters (or if shorter, the appropriate number of preceding quarters incentive fees paid that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarter Period but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee is subject to an Incentive Fee Cap (as defined below). The Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarter Period, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarter Period.

“Cumulative Net Return” means (x) pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarter Period minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarter Period. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company pays no incentive fee based on income to the Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to the Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company pays an incentive fee based on pre-incentive fee net investment income to the Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on pre-incentive fee net investment income that is payable to the Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company pays an incentive fee based on income to the Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

If, at any time during the fiscal year 2020, the aggregate incentive fees on a quarterly basis, as calculated based on Investment Management Agreements is greater than the aggregate incentive fees on such applicable quarter, as calculated based on the incentive fee formula as reflected in the original investment management agreement (as described below) prior to giving effect to the Investment Management Agreements, the Advisor will waive such excess.

For the years ended December 31, 2022, 2021 and 2020 , the Company incurred no incentive fee related to ordinary income.

Incentive Fee on Net Investment Income Prior to January 1, 2018 Pursuant to the Original Investment Management Agreement

The incentive fee on net investment income is calculated, and payable, quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The pre-incentive fee net investment income, which is expressed as a rate of return on the value of the Company’s net assets attributable to its common stock, for the immediately preceding calendar quarter, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), and accrued income that we have not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of the Company’s pre-incentive fee net investment income for any calendar quarter with respect to that portion of the pre-incentive fee net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of the Company’s pre-incentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets.

The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch- up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of the Company’s pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to the Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, it will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this component of the incentive fee is also included in the amount of its gross assets used to calculate the base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

For the year ended December 31, 2021 and 2020, the Company would have incurred no incentive fees related to ordinary income under the old calculation.

Incentive Fee on Net Investment Income Payable

For the years ended December 31, 2022, 2021 and 2020, the Company reversed $0, $0 and $411, respectively, of incentive fees related to the adjustment of previously deferred incentive fees payable.

As of December 31, 2022 and 2021, no such incentive fees related to previously deferred income now received in cash are currently payable to the Advisor. As of December 31, 2022 and 2021, no incentive fees incurred by the Company were generated from deferred interest (i.e. PIK, certain discount accretion and deferred interest).

Incentive Fee on Capital Gains

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 17.5% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The calculation of the capital gains incentive fee has not been modified or waived. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. There was no capital gains incentive fee payable to the Company’s Advisor under the Investment Management Agreement, Interim Investment Management Agreement and Prior Investment Management Agreement as of December 31, 2022 and 2021.

GAAP Incentive Fee Accrual

GAAP requires that the incentive fee accrual be calculated assuming a hypothetical liquidation of the Company at the balance sheet date. A hypothetical liquidation considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments, in the calculation, as an incentive fee would be payable if such realized gains and losses or unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the. investment management agreement (“GAAP Incentive Fee”). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. For the years ended December 31, 2022, 2021 and 2020, the Company incurred no incentive fees related to the GAAP incentive fee.

Administration Agreement

The Company has also entered into an administration agreement with the Advisor on January 31, 2020 under which the Advisor will provide administrative services to the Company. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, which includes the Company’s allocable portion of cost of compensation and related expenses of the Company’s officers and their respective staffs. The Company’s board of directors reviews the allocation methodologies with respect to such expenses. Such allocated costs are reflected as administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that the Company’s Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the years ended December 31, 2022, 2021 and 2020, the Company incurred administrator expenses of $912, $901 and $1,139, respectively. As of December 31, 2022 and 2021, $0 and $118 of administrator expenses were due to the Advisor, respectively, which was included in accrued administrator expenses on the Consolidated Statement of Assets and Liabilities.

Share Issuance

On March 3, 2020, the Company entered into a commitment letter (the “Commitment Letter”) with First Eagle Investment Manager (“First Eagle”) and the prior owners of the Advisor, including certain members of management of the Advisor (collectively, the “Investors”), whereby First Eagle and the Investors agreed to purchase from the Company, in aggregate, approximately $30,000 of the Company’s common stock in a publicly registered issuance at the Company’s net asset value (“NAV”) per share, as approved in accordance with the 1940 Act. On April 16, 2020, the Company’s board of directors approved a NAV per share as of April 15, 2020 of $5.34. On April 17, 2020, the Company sold 5,617,978 shares at $5.34 per share. The Company received net proceeds of $30,000 from the share issuance on April 21, 2020. First Eagle, the Advisor, and certain members of management of the Advisor collectively acquired 4,257,294 of these shares representing $22,734 of the total offering proceeds received.

Managed Funds

The Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with ours. For example, the Advisor may serve as investment adviser to one or more private funds, registered closed-end funds and collateralized loan obligations (CLO). In addition, the Company’s officers may serve in similar capacities for one or more private funds, registered closed-end funds and CLOs. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Advisor or its affiliates may determine that the Company should invest side- by-side with one or more other funds. The Advisor’s policies are designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by the Advisor and its affiliates. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with affiliates absent an order from the SEC permitting the BDC to do so. The SEC has granted the Company the relief it sought in an exemptive application that expands the Company’s ability to co-invest in portfolio companies with certain other funds managed by the Advisor or its affiliates (“Affiliated Funds”) and, subject to certain conditions, proprietary accounts of the Advisor or its affiliates (“Proprietary Accounts”) in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, the Company is permitted to co-invest with Affiliated Funds and/or Proprietary Accounts if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) or its independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with its investment objective and strategies.

Due To and From Affiliates

The Advisor pays certain other general and administrative expenses on behalf of the Company. As of December 31, 2022 and 2021, there were $394 and $116, respectively, due to affiliate, which was included in due to affiliates on the Consolidated Statements of Assets and Liabilities.

The Company acts as the investment adviser to First Eagle Greenway Fund II LLC (“Greenway II”) and is entitled to receive certain fees. As a result, Greenway II is classified as an affiliate of the Company. As of December 31, 2022 and 2021, $63 and $44, respectively, of total fees and expenses related to Greenway II, was included in due from affiliate on the Consolidated Statements of Assets and Liabilities. Additionally, the under the Greenway II LLC agreement, the Company is entitled to an incentive fee, which is subject to a clawback upon dissolution of Greenway II if the IRR for the entire term of Greenway II is less than 8%. As of December 31, 2022 and 2021, $375 and $0, respectively, of incetive fee clawbacks related to Greenway II, were included in due to affiliate on the Consolidated Statements of Assets and Liabilities.As Greenway II is winding down and is expected to have a final IRR of less than 8%, the Company has accrued the expected return of incentive fees previously received from Greenway II. As of December 31, 2022 and 2021, $379 and $0, respectively, was included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

For the Company’s controlled equity investments, as of December 31, 2022, it had $2,720 of dividends receivable from Logan JV and $3 of interest and fees from OEM Group, LLC, included in interest, dividends, and fees receivable on the Consolidated Statements of Assets and Liabilities. As of December 31, 2021, it had $2,254 of dividends receivable from Logan JV and $238 of interest and fees from OEM Group, LLC, included in interest, dividends, and fees on the Consolidated Statements of Assets and Liabilities.

5.	Realized Gains and Losses on Investments, net of income tax provision

The following shows the breakdown of net realized gains and losses for the years ended December 31, 2022, 2021 and 2020:

	For the years ended December 31,
	2022	2021	2020
Aerogroup International Inc. (1)	$—	$—	$90
Alex Toys, LLC (2)	—	(1,888)	—
Allied Wireless Services, LLC (3)	—	—	$(5,310)
Aurotech, LLC (4)	(1,786)	—	—
Charming Charlie LLC (5)	—	(83)	(2,535)
Constructive Media, LLC	—	—	94
Copperweld Bimetallics, LLC	—	142	(124)
C&K Market, Inc. (6)	—	441	3,829
Gryphon Partners 3.5, L.P.	—	136	66
Holland Intermediate Acquisition Corp. (7)	—	(613)	(17,390)
LAI International, Inc. (8)	—	(1,036)	—
New Host Holdings, LLC (9)	—	—	(2,000)
OEM Group, LLC (10)	—	—	(17,520)
Sciens Building Solutions, LLC (11)	—	2,106	—
smarTours, LLC (12)	(619)	—	(2,384)
Tri Starr Management Services, Inc.	—	(54)	—
Urology Management Associates, LLC (13)	—	1,199	—
Virtus Pharmaceuticals, LLC (14)	—	—	(929)
Other	260	—	(62)
Loss on extinguishment of debt (15)	—	(1,332)	—

Net realized loss	$(2,145)	$(982)	$(44,175)

(1)

In March 2018, Aerogroup International Inc. was sold through bankruptcy proceedings and the Company received $2,494 in proceeds with an additional $6,295 reflected as escrow and other receivables. Subsequently, the Company collected the outstanding escrow proceeds in cash through June 2019, realizing additional losses to reflect amounts collected and associated expenses. In 2020, the Company reversed a portion of the realized losses recorded in 2019 to true up expected accrued expenses related to the bankruptcy proceedings.

(2)

On January 11, 2019, the Company sold its first lien senior secured term loan in Alex Toys, LLC for total proceeds of $7,699. The realized loss of $1,460 was offset by a corresponding change in unrealized appreciation in the same amount. On March 31, 2021, the Company wrote off its equity investment and recorded a realized loss of $1,888, which was offset by a corresponding change in unrealized appreciation in the same amount.

(3)

In June 2020, the Company restructured its first lien senior secured term loan, common equity, and warrants in Allied Wireline Services, LLC into a Class A Note, Class B common equity and Class C common equity with total cost of $5,115. This cashless restructuring resulted in a $5,310 realized loss, which was fully offset by a $5,802 reversal of unrealized depreciation.

(4)

On April 5, 2022, Aurotech, LLC entered into a purchase agreement to sell its common shares to a third party buyer. The proceeds of the sale (which includes cash and amounts placed in escrow) were used to pay off and terminate the Company’s outstanding credit agreement. The Company realized a loss of $1,786 as a result of this transaction.

(5)

On July 11, 2019, Charming Charlie LLC filed for Chapter 11 bankruptcy protection in Delaware with plans to liquidate the company and any of its remaining assets. In connection with the liquidation, the Company removed Charming Charlie from Investments, at fair value and reflected the expected liquidation proceeds as escrow and other receivables on the Consolidated Statements of Assets and Liabilities. Charming Charlie has ceased its operations and has been actively liquidating its assets. In 2020 and 2021, the Company recorded realized losses to reflect the collectability of the remaining receivable balance.

(6)

On December 29, 2020, the Company sold its Series A preferred equity for $10,705 and sold its common shares for a $5,840 subordinated sellers note and $510 in cash and warrants valued at $0. The Company recognized a realized gain of $3,829 on the transaction. Subsequently, in the fourth quarter of 2021, the Company was repaid on its subordinated sellers note and its warrants were redeemed, resulting in a realized gain of $80.

(7)

During the second quarter of 2020, the Company received proceeds of $2,633 from the partial repayment of its first lien senior secured term loan in Holland Intermediate Acquisition Corp. An additional $1,300 in expected proceeds were reflected as Escrow and other receivables on the Consolidated Statements of Assets and Liabilities at December 31, 2020, resulting in a realized loss of $17,390. This realized loss was largely offset by a corresponding reversal of unrealized depreciation. Subsequently, in 2021, the Company received cash of $498 and recorded additional realized losses to reflect the expected collectability of the remaining receivable balance.

(8)

In May 2019, the Company received $16,820 in proceeds from a sale of certain business segments of LAI International Inc. The realized loss of $22,713 was largely offset by a corresponding change in unrealized appreciation. In 2021, the Company recorded realized losses to reflect collectability of the remaining receivable balance.

(9)

In April 2020, New Host Holdings, LLC was dissolved and the Company wrote off its common and preferred equity investments resulting in a $2,000 realized loss. This realized loss was equally offset by a corresponding reversal of unrealized depreciation.

(10)

On September 30, 2020, the Company restructured its first lien senior secured term loan and revolvers in OEM Group, LLC into a $7,500 first lien senior secured term loan and a $44,090 second lien term loan, at par. This cashless restructuring resulted in a $17,521 realized loss, which was fully offset by a reversal of unrealized depreciation. The Company is not recognizing interest income on the restructured second lien term loan as of December 31, 2022.

(11)	On December 15, 2021, the Company sold our Series A convertible preferred stock in Sciens Building Solutions, LLC resulting in total proceeds of $2,319 and a $2,106 realized gain.

(12)

On December 21, 2020 as part of a bankruptcy resolution relating to smarTours LLC the Company restructured its term loan which consisted of a par balance of $5,141 and capitalized interest of $261 into a first-out term loan of $2,158 and a last-out term loan of $543. In connection with the bankruptcy, the Company reduced the value of its investments and recognized a $2,384 loss as part of the cashless restructuring. On November 3, 2022 the Company restructured the first-out term loan and last-out term loan into a new first lien term loan with a par balance of $1,079 and 2,403 Class A-1 units valued at $1,682. The Company recognized a $619 loss as part of the restructuring.

(13)

On December 30, 2021, the Company was repaid on its first lien senior secured term loan in Urology Management Associates, LLC, and sold its common equity for total sales proceeds of $1,970, which resulted in a realized gain of $1,201 during the year ended December 31, 2021.

(14)

On May 7, 2020, the Company agreed to contribute its preferred and common equity interests in Virtus Pharmaceuticals, LLC to Virtus Aggregator, LLC, in exchange for member units in Virtus Aggregator, LLC. This cashless restructuring resulted in a $929 realized loss, which was partially offset by a corresponding reversal of unrealized depreciation.

(15)

In June 2021, the Company redeemed its 2022 Notes and in December 2021, the Company redeemed its 2023 Notes. In connection with the redemption, the Company realized a loss on the extinguishment of debt equal to the difference between the amount paid to redeem the 2022 Notes and 2023 Notes and their carrying value, net of deferred financing costs.

6.	Net (Decrease) Increase in Net Assets Per Share Resulting from Operations

The following information sets forth the computation of basic and diluted net (decrease) increase in net assets per share resulting from operations:

	For the years ended December 31,
	2022	2021	2020
Numerator—net (decrease) increase in net assets resulting from operations:	$(39,510)	$17,707	$(36,650)
Denominator—basic and diluted weighted average common shares:	29,946	30,109	31,342
Basic and diluted net (decrease) increase in net assets per common share resulting from operations:	$(1.32)	$0.59	$(1.17)

Diluted net (decrease) increase in net assets per share resulting from operations equals basic net (decrease) increase in net assets per share resulting from operations for each period because there were no common stock equivalents outstanding during the above periods.

7. Borrowings

The following shows a summary of the Company’s borrowings as of December 31, 2022 and December 31, 2021:

	As of
	December 31, 2022				December 31, 2021
Facility	Commitments	Borrowings Outstanding (1)	Weighted Average Borrowings Outstanding (2)	Weighted Average Interest Rate (5)	Commitments	Borrowings Outstanding (3)	Weighted Average Borrowings Outstanding (4)	Weighted Average Interest Rate (5)
Revolving Facility	$175,000	$102,200	$109,980	6.83%	$150,000	$114,100	$69,840	3.50%
2022 Notes	—	—	—	—	—	—	28,500	—
2023 Notes	—	—	—	—	—	—	50,460	—
2026 Notes	111,600	111,600	111,600	4.90%	111,600	111,600	45,480	4.90%

Total	$286,600	$213,800	$221,580	5.83%	$261,600	$225,700	$194,280	4.19%

(1)

As of December 31, 2022, borrowings outstanding excludes deferred financing costs of $2,494 and includes an issuance premium of $294 for the 2026 Notes, which are netted and presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(2)	Represents the weighted average borrowings outstanding for the year ended December 31, 2022.
(3)

As of December 31, 2021, borrowings outstanding excludes deferred financing costs of $3,188 and includes an issuance premium of $381 for the 2026 Notes, which are netted and presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(4)	Represents the weighted average borrowings outstanding for the year ended December 31, 2021.
(5)	Represents the weighted average interest rate as of December 31, 2022 and December 31, 2021 which incorporates the amortization of the $391 premium received on the issuance of the 2026 Notes.

Credit Facility

On December 15, 2017, the Company entered into an amendment, or the Revolving Amendment, to its existing revolving credit agreement, or Revolving Facility. The Revolving Amendment revised the Revolving Facility dated August 19, 2015 to, among other things, extend the maturity date from August 2019 to December 2022 (with a one year term out period beginning in December 2021). The one year term out period is the one year anniversary between the revolver termination date, or the end of the availability period, and the maturity date. During this time, the Company is required to make mandatory prepayments on its loans from the proceeds it receives from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Revolving Amendment also reduced the size of the revolver commitments from $303,500 to $275,000 and terminated the $75,000 Term Loan Facility.

On March 26, 2019, the Company entered into Amendment No. 1 which amended the Revolving Facility to, among other things, (i) reduce the size of the commitments thereunder to $190,000; (ii) provide a $20,000 letter of credit subfacility; and (iii) lower the testing levels of certain financial covenants.

On March 13, 2020, the Company entered into Amendment No. 4 which further amended the Revolving Facility to, among other things, reduce the size of commitments from $190,000 to $150,000.

On April 14, 2020, the Company entered into Amendment No. 5 which, among other things, (i) permanently reduced the asset coverage test from a minimum of 200% to a minimum of 165%; (ii) permanently reduced the shareholder’s equity and obligor’s net worth test from a minimum of $175,000 each to a minimum of $140,000 each; (iii) permanently reduced the size of the lender’s commitments under the Revolving Facility from $150,000 to $120,000; and (iv) permanently increased the interest rate by 25 basis points with a mechanism for an additional 25 basis points increase dependent on certain testing levels, as well as added a 50 basis point LIBOR floor.

On October 16, 2020, the Company entered into the Third Amended and Restated Senior Secured Revolving Credit Agreement, which among other things, (i) reduced the size of the revolver commitment from $120,000 to $100,000; (ii) increased the applicable margin on LIBOR borrowings from 2.75% to 3.00%; (iii) permanently reduced the asset coverage test from a minimum of 165% to a minimum of 150%; and (iv) extended the maturity date from December 2022 to October 2024 (with a one year term out period beginning in October 2023).

The Revolving Facility includes an accordion feature permitting the Company to expand the Revolving Facility, if certain conditions are satisfied; provided, however, that the aggregate amount of the Revolving Facility, collectively, is capped. The Third Revolving Amendment revised the cap from $300,000 to $200,000.

On March 31, 2021, the Company entered into an Incremental Commitment Agreement which increased the size of the revolver commitment from $100,000 to $125,000. On September 15, 2021, the Company entered into an Incremental Commitment and Assumption Agreement which further increased the size of the revolver commitment from $125,000 to $150,000.

On March 11, 2022, the Company entered into Amendment No. 1 to the Third Amended and Restated Senior Secured Revolving Credit Agreement, which among other things, (i) increased the size of the revolver commitment from $150,000 to $175,000; (ii) increased the cap under the accordion feature to $275,000; (iii) extended the maturity date from October 2024 to March 2027 (with a one year term out period beginning in March 2026); (iv) replaced the LIBOR reference rate with Term Secured Overnight Financing Rate (“SOFR”) (subject to a 50 basis point floor); and (v) decreased the applicable margin from 3.00% to 2.50% per annum.

For the period up to March 10, 2022, the Revolving Facility, denominated in U.S. dollars, had an interest rate of LIBOR plus 3.00% (with a 0.50% LIBOR floor). Subsequent to March 10, 2022, the Revolving Facility has an interest rate of Term SOFR plus 2.50% (with a 0.50% floor). The non-use fee is 1.0% annually if the Company uses 35% or less of the Revolving Facility and 0.50% annually if the Company uses more than 35% of the Revolving Facility.

The Revolving Facility generally requires payment of interest on a quarterly basis for ABR loans (commonly based on the Prime Rate or the Federal Funds Rate), and at the end of the applicable interest period for Term SOFR loans bearing interest at the applicable relevant rate, the interest rate benchmark used to determine the variable rates paid on the Revolving Facility. All outstanding principal is due upon each maturity date. The Revolving Facility also requires a mandatory prepayment of interest and principal upon certain triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

Borrowings under the Revolving Facility are subject to, among other things, a minimum borrowing/collateral base. The Revolving Facility has certain collateral requirements and/or covenants, including, but not limited to covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities not represented by senior securities) to the aggregate amount of senior securities representing indebtedness, of the Company and its consolidated subsidiaries, of not less than 1.50, (iii) minimum liquidity, and (iv) minimum net worth. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Revolving Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.

The credit agreement governing the Revolving Facility also includes default provisions such as the failure to make timely payments under the Revolving Facility, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Revolving Facility, which, if not complied with, could, at the option of the lenders under the Revolver Facility, accelerate repayment under the Revolving Facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company cannot be assured that it will be able to borrow funds under the Revolving Facility at any particular time or at all. The Company is currently in compliance with all financial covenants under the Revolving Facility.

As of December 31, 2022 and 2021, the carrying amount of the Company’s outstanding Revolving Facility approximated fair value. The fair values of the Company’s Revolving Facility is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s Revolving Facility is estimated based upon market interest rates and entities with similar credit risk. As of December 31, 2022 and 2021, the Revolving Facility is deemed to be Level 3 of the fair value hierarchy.

For the year ended December 31, 2022, the Company borrowed $49,600 and repaid $61,500 under the Revolving Facility. For the year ended December 31, 2021, the Company borrowed $260,000 and repaid $204,161 under the Revolving Facility. For the year ended December 31, 2020, the Company borrowed $25,500 and repaid $34,000 under the Revolving Facility.

Interest expense and related fees, excluding amortization of deferred financing costs, of $5,301 , $2,940 and $2,948 were incurred in connection with the Revolving Facility for the years ended December 31, 2022, 2021 and 2020.

Amortization of deferred financing costs of $475, 493 and $1,307 were incurred with the Revolving Facility for the years ended December 31, 2022, 2021 and 2020. As of December 31, 2022 and 2021, the Company had $1,937 and $1,496, respectively, of deferred financing costs related to the Revolving Facility, which is presented as an asset on the Consolidated Statements of Assets and Liabilities.

The 1940 Act was modified by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. At the Company’s Annual Meeting of Stockholders on June 14, 2019, stockholders approved a proposal to reduce the Company’s asset coverage ratio to 150%. Such asset coverage ratio became effective on June 15, 2019. On April 14, 2020, the Company received lender consent to reduce its asset coverage ratio to 165% and on October 16, 2020, we received lender consent to reduce our asset coverage ratio to 150%. The Company’s asset coverage ratio as of December 31, 2022 was 168%.

Notes

2022 Notes

In December 2015 and November 2016, the Company completed public offerings of $35,000 and $25,000, respectively, in aggregate principal amount of 6.75% notes due 2022 (“2022 Notes”). The 2022 Notes bore interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning March 30, 2016 and traded on the New York Stock Exchange under the trading symbol “FCRZ”. On June 21, 2021, the Company redeemed at par the 2022 Notes with proceeds from the issuance of the 2026 Notes (see below). As a result of this redemption, the Company recognized a loss on extinguishment of debt of $543 during the year ended December 31, 2021 on the Consolidated Statements of Operations.

2023 Notes

On October 16, 2018, the Company completed a public offering of $51,607 in aggregate principal amount of 6.125% notes due 2023 (“2023 Notes”), including the underwriters’ exercise of their option to purchase an additional $1,607 to cover overallotments. The 2023 Notes bore interest at a rate of 6.125% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning December 30, 2018 and traded on the New York Stock Exchange under the trading symbol “FCRW”. On December 22, 2021, the Company redeemed at par the 2023 Notes with proceeds from the issuance of the 2026 Notes (see below). As a result of this redemption, the Company recognized a loss on extinguishment of debt of $789 during the year ended December 31, 2021 on the Consolidated Statements of Operations.

2026 Notes

On June 2, 2021, the Company completed a public offering of $69,000 in aggregate principal amount of 5.00% notes due 2026 (“2026 Notes”), including the underwriters’ exercise of their option to purchase an additional $9,000 to cover overallotments. The 2026 Notes mature on May 25, 2026 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after May 25, 2023. The 2026 Notes bear interest at a rate of 5.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning September 30, 2021. The 2026 Notes trade on the New York Stock Exchange under the trading symbol “FCRX”. The Company used the net proceeds of the 2026 Notes to redeem the 2022 Notes and partially repay outstanding indebtedness under the Revolving Credit Facility.

On November 17, 2021, the Company completed a public offering of an additional $42,600 in aggregate principal amount of 2026 Notes, including the underwriters’ exercise of their option to purchase an additional $2,600 to cover overallotments. The 2026 Notes were issued at a price of 101% of the aggregate principal amount of the 2026 Notes. The additional 2026 Notes were a further issuance of, fungible with, rank equally in right of payment with and have the same terms (other than the issue date and the public offering price) as the initial issuance of the 2026 Notes. The Company used the net proceeds of the 2026 Notes to redeem the 2023 Notes.

The 2022 Notes, 2023 Notes, and 2026 Notes are collectively referred to as the Notes, except that the 2022 and 2023 Notes are not included with respect to dates subsequent to their redemption, and the 2026 Notes are not included with respect to dates prior to their issuance.

As of December 31, 2022, the carrying amount and fair value of the Notes was $111,600 and $102,940, respectively. As of December 31, 2021, the carrying amount and fair value of the Notes was $111,600 and $114,055, respectively. The fair value the Notes are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Notes is based on the closing price of the security, which is a Level 2 input under ASC 820 due to the trading volume.

In connection with the issuance of the 2022 Notes, 2023 Notes and 2026 Notes, the Company incurred $2,568, $2,213, and $3,535 of fees and expenses, respectively. These deferred financing costs are presented as a reduction to the notes payable balance and are being amortized using the effective yield method over the term of the Notes. For the years ended December 31, 2022, 2021 and 2020, the Company amortized approximately $735, 1,108 and $809 of deferred financing costs, respectively, which is reflected in amortization of deferred financing costs on the Consolidated Statements of Operations. As of December 31, 2022, the Company had $2,494 of remaining deferred financing costs on the Notes, which was netted against the $294 of unamortized premium on the 2026 Notes and presented as a reduction to the notes payable balance on the Consolidated Statements of Assets and Liabilities. As of December 31, 2021, the Company had $3,188 remaining deferred financing costs on the Notes, which was netted against the $381 of unamortized premium on the 2026 Notes and presented as a reduction to the notes payable balance on the Consolidated Statements of Assets and Liabilities.

For the years ended December 31, 2022, 2021 and 2020, the Company incurred interest expense on the Notes of $5,494, $7,300 and $7,211, respectively.

The indenture and supplements thereto relating to the Notes contain certain covenants, including but not limited to (i) an inability to incur additional borrowings, including through the issuance of additional debt or the sale of additional debt securities unless the Company’s asset coverage, meets the definition in the 1940 Act after such borrowing and (ii) if the Company is not subject to the reporting requirements under the Securities and Exchange Act of 1934 to file periodic reports with the SEC the Company will provide interim and consolidated financial information to the holders of the Notes and the trustee.

8.	Contractual Obligations and Off-Balance Sheet Arrangements

From time to time, the Company, or the Advisor, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Company’s rights under contracts with its portfolio companies. Neither the Company, nor the Advisor, is currently subject to any material legal proceedings.

Unfunded commitments to provide funds to portfolio companies are not reflected on the Company’s Consolidated Statements of Assets and Liabilities. The Company’s unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that the Company holds. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company intends to use cash flow from normal and early principal repayments and proceeds from borrowings and offerings to fund these commitments.

As of December 31, 2022 and 2021, the Company has the following unfunded commitments to portfolio companies:

	As of
	December 31, 2022	December 31, 2021

Unfunded delayed draw facilities
Advanced Web Technologies	$—	$365
Alcanza Clinical Research	250	250
Alpine X	—	913
Bandon Fitness Texas, Inc.	2,047	—
BCDI Rodeo Dental Buyer, LLC	—	125
CC Amulet Management, LLC	922	922
Cedar Services Group, LLC	189	142
ConvenientMD	688	1,719
Doxa Insurance Holdings, LLC	1,419	1,419
Endo1 Partners	—	515
HealthDrive Corporation	49	79
Integrated Pain Management Medical Group, Inc.	—	379
Lighthouse Behavioral Health Solutions, LLC	1,809	—
Lighthouse Lab Services	—	546
MarkLogic Corporation	—	565
Multi Specialty Healthcare LLC	—	150
Newcleus, LLC	458	1,271
PDFTron Systems Inc.	—	194
Socius Insurance Services, Inc.	1,842	1,842
SuperHero Fire Protection, LLC	—	613
Technology Partners, LLC	1,037	1,037
TMA Buyer, LLC	1,170	1,540
Tricor Borrower, LLC	1,037	1,326
TriStrux, LLC	483	1,448

	13,400	17,360
Unfunded revolving commitments
1-800 Hansons, LLC (1)	—	103
A&A Global Imports, LLC	234	566
Action Point, Inc	529	567
Advanced Web Technologies	297	315
Alcanza Clinical Research	125	125
Alpine SG, LLC	105	105
Alpine X	201	228

	As of
	December 31, 2022	December 31, 2021
Aurotech, LLC	—	427
Automated Control Concepts, Inc.	667	667
Bandon Fitness Texas, Inc.	159	—
BCDI Rodeo Dental Buyer, LLC	1,212	1,050
CC Amulet Management, LLC	179	512
Cedar Services Group, LLC	802	802
Certify, Inc.	53	53
ConvenientMD	688	688
Danforth Advisors	26	17
Doxa Insurance Holdings, LLC	344	344
EBS Intermediate, LLC	—	1,667
Gener8, LLC	1,500	900
Groundworks Operations, LLC	99	99
HealthDrive Corporation(2)	2,181	2,171
iLending LLC	718	718
Integrated Pain Management Medical Group, Inc.	442	442
IRC Opco LLC	824	824
Lash Opco LLC	190	441
Lighthouse Behavioral Health Solutions, LLC	412	—
Lighthouse Lab Services	1,381	921
Loadmaster Derrick & Equipment, Inc.	120	225
MarkLogic Corporation	278	278
Marlin DTC-LS Midco 2, LLC	143	143
Matilda Jane Holdings, Inc.	303	652
Multi Specialty Healthcare LLC	521	711
Newcleus, LLC	435	435
NWN Parent Holdings LLC	31	478
PDFTron Systems Inc.	149	298
Point Quest Acquisition, LLC	286	—
QuarterMaster Newco, LLC	365	365
Quorum Health Resources	674	674
Sequoia Consulting Group, LLC	49	49
smarTours, LLC	432	367
Socius Insurance Services, Inc.	525	525
SolutionReach, Inc.	933	933
SuperHero Fire Protection, LLC	65	327
Technology Partners, LLC	747	747
The Carlstar Group LLC	929	—
The Mulch & Soil Company, LLC	558	522
TMA Buyer, LLC	385	385
Tricor Borrower, LLC	144	288
TriStrux, LLC	555	925

	21,995	24,079
Unfunded commitments to investments in funds
Freeport Financial SBIC Fund LP	1,901	680
Gryphon Partners 3.5, L.P.	548	363

	2,449	1,043

Total unfunded commitments	$37,844	$42,482

(1)	The Company had sole discretion as to whether to lend under this revolving commitment.
(2)	Includes amounts set aside for issued standby letters of credit.

The changes in fair value of the Company’s unfunded commitments are considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding.

9.	Distributable Taxable Income

The following reconciles net decrease (increase) in net assets resulting from operations to taxable income:

	For the years ended December 31,
	2022	2021
Net increase (decrease) in net assets resulting from operations	$(39,510)	$17,707
Net realized loss on investments	2,145	982
Net change in unrealized (appreciation) depreciation on investments	48,618	(6,537)
Benefit for taxes on unrealized gain on investments	(50)	(156)
Expenses not currently deductible and income and realized losses not currently includable	(955)	(1,458)
Non-deductible expenses and income not includable	3,170	117

Taxable income before deductions for distributions paid	$13,418	$10,655

The above amount of 2022 taxable income before deductions for distributions is an estimate. Taxable income will be finalized before the Company files its Federal tax return for 2022 by September 2023.

For the years ended December 31, 2022 and 2021, the Company recorded the following adjustments for permanent book to tax differences to reflect their tax characteristics. The adjustments only change the classification in net assets in the Consolidated Statements of Assets and Liabilities.

As of December 31, 2022 and 2021, the cost of investments for tax purposes was $472.473 and $475,899, respectively, resulting in net unrealized depreciation of ($134,475) and ($83,820) respectively. As of December 31, 2022 and 2021, the Company had estimated net operating losses of $32,506 and $24,481, respectively, which can be carried back to the two preceding tax years or carried forward twenty years before expiration. As of December 31, 2022 and 2021, the Company had estimated net operating losses of $32,506 and $24,481, respectively, of which a portion is subjection to expiration between 2036 and 2038 with the remainder carried forward indefinitely. As of December 31, 2022 and 2021, the Company had estimated capital loss carryforwards of $9,632 and $7,195, respectively, which can be carried back to the three preceding years or carried forward five years before expiration. As of December 31, 2022 and 2021, the Company recorded an allowance of $9,632 and $7,154 against these federal and state capital loss carryforwards. As of December 31, 2022 and 2021, the Company had estimated long-term net capital loss carryforwards not subject to expiration of $139,046 and $136,616, respectively. As of December 31, 2022 and 2021, the Company has estimated short-term net capital loss carryforwards not subject to expiration of $5,165 and $5,413, respectively.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2011, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the rules applicable to pre-enactment capital losses.

10.	Distributions

The Company has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income. To avoid a 4% excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending October 31 of that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax.

The Company’s quarterly distributions, if any, will be determined by its board of directors. The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. Although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, the Company may in the future decide to retain such capital gains for investment. In addition, the extent and timing of special dividends, if any, will be determined by its board of directors and will largely be driven by portfolio specific events and tax considerations at the time.

In addition, the Company may be limited in its ability to make distributions due to the BDC asset coverage test for borrowings applicable to the Company as a BDC under the 1940 Act.

The following table summarizes the Company’s recent distributions declared and paid or to be paid on all shares, including distributions reinvested, if any:

Date Declared	Record Date	Payment Date	Amount Per Share
March 3, 2020	March 15, 2020	March 31, 2020	$0.21
May 5, 2020	June 15, 2020	June 30, 2020	$0.10
August 4, 2020	September 15, 2020	September 30, 2020	$0.10
October 30, 2020	December 15, 2020	December 31, 2020	$0.10
March 2, 2021	March 15, 2021	March 31, 2021	$0.10
May 4, 2021	June 15, 2021	June 30, 2021	$0.10
August 3, 2021	September 15, 2021	September 30, 2021	$0.10
November 2, 2021	December 15, 2021	December 31, 2021	$0.10
March 1, 2022	March 15, 2022	March 31, 2022	$0.10
May 5, 2022	June 15, 2022	June 30, 2022	$0.10
August 5, 2022	September 15, 2022	September 30, 2022	$0.11
November 4, 2022	December 15, 2022	December 30, 2022	$0.11
March 2, 2023	March 8, 2023	March 31, 2023	$0.07

The Company may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. If the Company does not distribute a certain percentage of its income annually, it will suffer adverse tax consequences, including possible loss of its status as a regulated investment company. The Company cannot assure stockholders that they will receive any distributions at a particular level.

The Company maintains an “opt in” dividend reinvestment plan for its common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. There were no dividends reinvested for the December 31, 2022, 2021 and 2020.

Under the terms of the dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, the Company reserves the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, the Company may issue shares of our common stock at a price below net asset value per share, which could cause the Company’s stockholders to experience dilution.

Distributions in excess of the Company’s current and accumulated earnings and profits would generally be treated as a return of capital to the extent of a stockholder’s adjusted tax basis in its shares. If a stockholder’s tax basis is reduced to zero, the stockholder would generally treat any remaining distributions in excess of the Company’s current and accumulated earnings and profits as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of the fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be mailed to the Company’s stockholders of record. The Company may generate qualified interest income and short-term capital gains that may be exempt from United States withholding tax when paid to non-U.S. stockholders with proper documentation.

The tax character of distributions declared and paid in 2022 represented $12,584 from ordinary income, $0 from capital gains and $0 from tax return of capital. The tax character of distributions declared and paid in 2021 represented $12,044 from ordinary income, $0 from capital gains and $0 from tax return of capital. The tax character of distributions declared and paid in 2020 represented $15,785 from ordinary income, $0 from capital gains and $0 from return of capital. GAAP adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These adjustments have no effect on net asset value per share. Permanent differences between financial and tax reporting as of December 31, 2022 and 2021 were $1,697 and $217, respectively.

The Company may generate qualified interest income and short-term capital gains that may be exempt from United States withholding tax when distributed to foreign accounts. A RIC is permitted to designate distributions in the form of dividends that represent interest income from U.S. sources (commonly referred to as qualified interest income) and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. stockholders with proper documentation.

11.	Financial Highlights

	For the years ended December 31,
	2022	2021	2020	2019	2018
Per Share Data(1):
Net asset value attributable to First Eagle Alternative Capital BDC, Inc., beginning of period	$6.34	$6.15	$7.64	$9.15	$10.51
Net investment income, after taxes(2)	0.37	0.40	0.35	0.87	1.07
Net realized (loss) on investments(2)	(0.07)	(0.03)	(1.41)	(1.27)	(1.00)
Net change in unrealized appreciation (depreciation) on investments(2)(5)	(1.62)	0.22	(0.12)	(0.40)	(0.38)
Benefit of (provision for) taxes on unrealized gain on investments(2)	—	—	0.01	0.01	(0.01)

Net increase (decrease) in net assets resulting from operations attributable to First Eagle Alternative Capital BDC, Inc.	(1.32)	0.59	(1.17)	(0.79)	(0.32)
Accretive effect of repurchase of common stock	0.01	—	0.01	0.12	0.04
Dilutive effect of share issuance	—	—	(0.18)	—	—
Accretive effect of tender offer	—	—	0.36	—	—
Distributions to stockholders from net investment income	(0.42)	(0.40)	(0.51)	(0.84)	(1.08)

Total distributions	(0.42)	(0.40)	(0.51)	(0.84)	(1.08)

Net asset value attributable to First Eagle Alternative Capital BDC, Inc., end of period	$4.61	$6.34	$6.15	$7.64	$9.15

Per share market value at end of period	$4.26	$4.47	$3.65	$6.31	$6.08
Total return(3)	6.76%	34.09%	(31.22%)	17.70%	(22.38%)
Shares outstanding at end of period	29,922	30,076	30,109	30,022	32,318
Ratio/Supplemental Data:
Net assets at end of period, attributable to First Eagle Alternative Capital BDC, Inc.	$137,935	$190,706	$185,195	$229,455	$295,681
Ratio of total expenses to average net assets, attributable to First Eagle Alternative Capital BDC, Inc.(4)(6)(8)	12.64%	10.25%	10.14%	9.29%	9.62%
Ratio of net investment income to average net assets, attributable to First Eagle Alternative Capital BDC, Inc.(7)(9)	6.39%	6.28%	5.82%	10.21%	10.34%
Portfolio turnover, attributable to First Eagle Alternative Capital BDC, Inc.	20.33%	33.07%	23.60%	32.55%	21.94%

	For the years ended December 31,
	2017	2016	2015	2014	2013
Per Share Data(1):
Net asset value attributable to First Eagle Alternative Capital BDC, Inc., beginning of period	$11.82	$12.58	$13.08	$13.36	$13.20
Net investment income, after taxes(2)	1.21	1.35	1.41	1.42	1.37
Net realized (loss) on investments(2)	(0.53)	(1.17)	0.01	(0.38)	0.09
Income tax provision, realized gain(2)	(0.03)	—	—	(0.01)	—
Net change in unrealized appreciation (depreciation) on investments(2)(5)	(0.96)	0.33	(0.53)	0.06	0.01
Benefit of (provision for) taxes on unrealized gain on investments(2)	0.07	0.01	(0.04)	—	(0.07)
Net change in unrealized appreciation (depreciation) of interest rate derivative(2)	—	—	—	—	0.02
Interest rate derivative periodic interest payments, net (2)	—	(0.01)	(0.01)	(0.01)	(0.01)

Net increase (decrease) in net assets resulting from operations attributable to First Eagle Alternative Capital BDC, Inc.	(0.24)	0.51	0.84	1.08	1.41
Accretive effect of repurchase of common stock	0.01	0.02	0.02	—	—
Dilutive effect of share issuance	—	—	—	—	0.18
Accretive effect of tender offer	—	—		—	—
Distributions to stockholders from net investment income	(1.08)	(1.29)	(1.36)	(1.30)	(1.42)
Distributions to stockholders from net realized gains	—	—	—	(0.06)	(0.01)

Total distributions	(1.08)	(1.29)	(1.36)	(1.36)	(1.43)

Net asset value attributable to First Eagle Alternative Capital BDC, Inc., end of period	$10.51	$11.82	$12.58	$13.08	$13.36

Per share market value at end of period	$9.05	$10.01	$10.70	$11.76	$16.49
Total return(3)	1.14%	5.76%	2.41%	(20.96%)	22.10%
Shares outstanding at end of period	32,674	32,925	33,311	33,905	33,905
Ratio/Supplemental Data:
Net assets at end of period, attributable to First Eagle Alternative Capital BDC, Inc.	$343,327	$389,820	$418,899	$443,621	$452,942
Ratio of total expenses to average net assets, attributable to First Eagle Alternative Capital BDC, Inc.(4)(6)(8)	9.90%	9.96%	10.87%	9.79%	8.73%
Ratio of net investment income to average net assets, attributable to First Eagle Alternative Capital BDC, Inc.(7)(9)	10.43%	11.19%	10.81%	10.70%	10.25%
Portfolio turnover, attributable to First Eagle Alternative Capital BDC, Inc.	17.13%	18.94%	22.85%	28.98%	33.09%

(1)	Includes the cumulative effect of rounding.
(2)	Calculated based on weighted average common shares outstanding.
(3)	Total return is based on the change in market price per share during the period. Total return takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.
(4)	For the years ended December 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015, 2014 and 2013 the ratio components included 1.46%, 1.61%, 1.02%, 2.06%, 2.67%, 2.73%, 2.75%, 2.69%, 2.47% and 1.86% of net base management fee, 0.00%, 0.00%, (0.22%), (0.04%), (0.01%), 0.62%, 1.12%, 2.70%, 2.48% and 2.64% of net incentive fee, 6.87%, 6.10%, 6.58%, 5.27%, 4.97%, 4.92%, 3.06%, 3.29%, 2.47% and 1.76% of the cost of borrowing, 3.43%, 2.38%, 2.71%, 1.93%, 1.80%, 1.93%, 2.02%, 1.95%, 2.05% and 1.85% of other operating expenses, and 0.85%, 0.16%, 0.05%, 0.07%, 0.19%, (0.30%), 0.01%, 0.22%, 0.09% and 0.49% of the impact of all taxes, respectively.
(5)	Includes the net change in unrealized appreciation (depreciation) on foreign currency transactions, as applicable.
(6)	Ratio of total expenses before incentive fee waiver to average net assets attributable to First Eagle Alternative Capital BDC, Inc. was 10.13% and 10.12% for the years ended December 31, 2018 and 2017, respectively. The incentive fee waiver was not applicable to fiscal years 2022, 2021, 2020, 2019, 2016, 2015, 2014 or 2013.
(7)	Ratio of net investment income before incentive fee waiver to average net assets attributable to First Eagle Alternative Capital BDC, Inc. was 9.82% and 10.21% for the years ended December 31, 2018 and 2017, respectively. The incentive fee waiver was not applicable to fiscal years 2022, 2021, 2020, 2019, 2016, 2015, 2014 or 2013.
(8)	Ratio of total expenses before management fee waiver to average net assets attributable to First Eagle Alternative Capital BDC, Inc. was 13.46%, 10.71%, 11.11% and 9.49% for the years ended December 31, 2022, 2021, 2020 and 2019, respectively. The management fee waiver was not applicable to fiscal years 2018, 2017, 2016, 2015, 2014 or 2013.
(9)	Ratio of net investment income before management fee waiver to average net assets attributable to First Eagle Alternative Capital BDC, Inc. was 5.57%, 5.82%, 4.84% and 10.02% for the years ended December 31, 2022, 2021, 2020 and 2019, respectively. The management fee waiver was not applicable to fiscal years 2018, 2017, 2016, 2015, 2014 or 2013.

12.	Stock Repurchase Program

Stock Repurchase Program

On December 16, 2019, the Company’s board of directors authorized a $10,000 stock repurchase program which expired on December 20, 2020. Effective December 17, 2019, the Company adopted a stock trading plan in accordance with Rule 10b5-1 of the Exchange Act (“Rule 10b5-1”), which was terminated on March 10, 2020.

On May 4, 2021, the Company’s board of directors authorized a new $10,000 stock repurchase program with an expiration date of May 5, 2022 which was extended on May 5, 2022 to an expiration date of May 6, 2023. Effective December 16, 2021, the Company adopted a stock trading plan in accordance with Rule 10b5-1 which expired on March 8, 2022. Effective March 16, 2022, the Company adopted a stock trading plan in accordance with Rule 10b5-1 which expired on May 5, 2022.

The Company has provided its stockholders with notice of its ability to repurchase shares of its common stock in accordance with 1940 Act requirements. The Company retired all shares of common stock purchased in connection with the stock repurchase program and plans to retire all shares of common stock that it purchases in the future in connection with the program. The following table summarizes our share repurchases under the Company’s stock repurchase program for the years ended December 31, 2022, 2021 and 2020:

	For the years ended December 31,
	2022	2021	2020
Dollar amount repurchased (1)	$677	$152	$2,161
Shares repurchased	154	33	341
Average price per share (including commission)	$4.41	$4.58	$6.33
Weighted average discount to net asset value	30.66%	29.80%	16.99%

(1)

Effective December 17, 2019, the Company adopted a stock trading plan which expired on March 10, 2020. Effective December 16, 2021, the Company adopted a stock trading plan which expired on March 8, 2022. Effective March 16, 2022, the Company adopted a stock trading plan which expired on May 5, 2022. All plans were in accordance with Rule 10b5-1 of the Exchange Act and all shares repurchased during the years ended December 31, 2022, 2021, and 2020 were under the 10b5-1 plans.

13.	Risks and Uncertainties

The Company’s investing activities expose it to various types of risks that are associated with the markets and financial instruments in which it invests. The significant types of financial risks to which the Company is exposed include, but are not limited to, market risk, credit risk, liquidity risk, and interest risk.

Market Risk

Market risk encompasses the potential for both losses and gains and includes, but is not limited to, price risk. The Company’s investments are long-term and illiquid and there is no assurance that the Company will achieve investment objectives including targeted returns.

Credit Risk

The value of the Company’s investments will generally fluctuate in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Liquidity Risk

As the Company generally makes investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises. In addition, if the Company is required to liquidate all or a portion of the portfolio quickly, the Company could realize significantly less than the recorded value or could be unable to dispose of the investments in a timely manner. In addition, the Company may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that it, or an affiliated entity, has material non-public information regarding such portfolio company.

Interest Risk

The value of the Company’s investments will generally fluctuate with, among other things, changes in prevailing interest rates, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. Some of the Company’s investments involve the acquisitions of fixed income securities. Any increase to prevailing interest rates may result in a decrease in the value of fixed income securities held or vice versa. Additionally, changes in market rates may result in declining yields upon reinvestment of excess cash balances.

LIBOR Transition Risk

The ICE Benchmark Administration (“IBA”) ceased publication of one-week and two-month USD London Interbank Offered Rate (“LIBOR”) settings after December 31, 2021, and intends to cease publishing the remaining USD LIBOR settings after June 30, 2023. The Alternative Reference Rate Committee (“ARRC”), a group of diverse private-market participants assembled by the Federal Reserve Board and the Federal Reserve Bank of New York, was tasked with identifying alternative reference rates to replace LIBOR.

The Secured Overnight Finance Rate (“SOFR”) has emerged as the ARRC’s preferred alternative rate for LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities in the repurchase agreement market. At this time, it is not possible to predict how markets will respond to SOFR or other alternative reference rates. It is expected that a number of banks currently reporting information used to set LIBOR will stop doing so when their reporting commitments end. This will either end the publication of LIBOR immediately or degrade its quality such that it would no longer be a relevant metric to the Company. Change in LIBOR could affect the interest rates of the Company’s LIBOR based investments and revolving credit facility.

COVID-19 Pandemic

Certain of our portfolio companies’ businesses could be adversely affected by the effects of health pandemics or epidemics, including the ongoing COVID-19 global pandemic, the evolution of which continues to be uncertain. Recurring COVID-19 outbreaks around the world have heightened concerns relating to new and potentially more dangerous virus variants, which, if transmitted around the globe could lead to the re-introduction of restrictions that were in place in 2020, 2021, and to a lesser extent in 2022, or even the adoption of other more strict measures to combat outbreaks. Another severe outbreak of COVID-19 or another pandemic can disrupt our and our portfolio companies’ businesses and materially and adversely impact our and/or their financial results.

The COVID-19 pandemic contributed to certain conditions associated with the current macroeconomic environment and caused significant disruptions and instabilities in the global and U.S. financial markets or deteriorations in credit and financing conditions. A resurgence of COVID-19 or another pandemic with effects similar to those of COVID-19 may adversely affect our and our portfolio companies’ liquidity positions.

In addition to the foregoing, the pandemic is exacerbating many of the other risks described herein.

Developments in Russian Ukrainian Conflict

The Russia-Ukraine war caused severe disruptions of the global supply chain, putting significant pressure on inflation. The recent commencement of war in Ukraine had an impact on international financial markets, leading to a significant rise in the price of oil and gas.

The unpredictable outcome of this conflict could inflict on the world economy significant and/or prolonged harm. Recent Russian military actions in Ukraine have prompted and might prompt further sanctions on Russia from the United States, the European Union, and other nations. Despite the fact that we have no direct exposure to Russia or the surrounding regions, the military incursion by Russia and the sanctions that follow could have a negative impact on the world’s energy and financial markets, which could then have an impact on the businesses of our customers as well as our own. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described herein.

14.	Subsequent Events

The Company’s management has evaluated subsequent events through March 7, 2023, the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in the consolidated financial statements or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2022, except as discussed below.

From January 1, 2023 through March 7, 2023, the Company made new and follow-on investments, including revolver and delayed draw fundings, totaling $5,735 with a combined weighted average yield of 7.8%.

On March 2, 2023, the Company’s board of directors declared a dividend of $0.07 per share payable on March 8, 2023 to stockholders of record at the close of business on March 31, 2023.

On October 3, 2022, the Company entered into a definitive merger agreement (the “Merger Agreement”) pursuant to which a wholly-owned subsidiary of Crescent Capital BDC, Inc. (“Crescent BDC”) will merge with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Crescent BDC, and the Company will subsequently merge with and into a second wholly-owned subsidiary of Crescent BDC, with the second wholly-owned subsidiary surviving the second merger (the “Transaction”). The boards of directors of both companies, the independent directors of the Company and the independent directors of Crescent BDC have unanimously approved the Transaction. The closing of the Transaction is subject to the satisfaction or (to the extent permitted by law) waiver of certain customary closing conditions, including approval of the Company’s stockholders.

Under the terms of the Merger Agreement, the Company stockholders are expected to receive a combination of (i) Crescent BDC shares valued at 100% of Crescent BDC’s net asset value per share at the time of closing of the Transaction in an aggregate number equal to the Company’s net asset value at closing, up to a maximum of 19.99% of outstanding Crescent BDC shares at the time of closing (“Share Issuance Cap”); (ii) cash from Crescent BDC for any amounts not paid in Crescent BDC shares due to the Share Issuance Cap; and (iii) an additional cash payment from Crescent Cap Advisors, LLC, the investment adviser to the Crescent BDC, of $35 million in aggregate, or approximately $1.17 per share of the Company’s stock. The exchange ratio for the stock component of the merger consideration and the amount of cash from Crescent BDC pursuant to clauses (i) and (ii) in the foregoing sentence will be determined by the respective net asset values of Crescent BDC and the Company at the time of closing. In addition, Company stockholders may make an election to receive the portion of the merger consideration paid by Crescent BDC pursuant to such clauses (i) and (ii) in either Crescent BDC shares or in cash, subject to pro rata cut backs such that the aggregate amount of shared issued and cash paid by Crescent BDC are equal to the amounts described in such clauses (i) and (ii).

On January 19, 2023, Crescent BDC filed its registration statement for the issuance of its common shares under the Transaction, and the registration statement was declared effective on January 20, 2023. On January 20, 2023, the Company filed its proxy statement establishing March 7, 2023 as the meeting date for the special meeting of stockholders to vote on the proposed merger transaction.